UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-6618

FIRST INVESTORS EQUITY FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30, 2010

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2010

Item 1. Reports to Stockholders

The annual report to stockholders follows

First Investors

2010 ANNUAL REPORT

INCOME FUNDS

- Cash Management
- Government
- Investment Grade
- Fund For Income

EQUITY FUNDS

- Total Return
- Value
- Blue Chip
- Growth & Income
- Global
- Select Growth
- Opportunity
- Special Situations
- International

September 30, 2010

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside at the same address and share the same last name. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 1-800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 0.0% for Class A shares and 0.0% for Class B shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

While the financial markets showed signs of recovery during the review period, the Federal Reserve (the “Fed”) kept short-term interest rates at record lows, near zero, through the entire reporting period. This effectively determined the Fund’s zero return.

Indeed, First Investors Management Company, Inc. (“FIMCO”), the investment adviser for the Fund, had to waive all of its management fees for the Fund, as well as assume a significant amount of the Fund’s expenses, to avoid a negative yield to the Fund’s shareholders. FIMCO expects the situation to continue and consequently, the yield to shareholders should be at or near zero for the foreseeable future.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only), a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2010, and held for the entire six-month period ended September 30, 2010. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for Class A and Class B shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,000.00	$1.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,023.82	$1.27

Expense Example – Class B Shares
Actual	$1,000.00	$1,000.00	$1.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,023.82	$1.27

* Expenses are equal to the annualized expense ratio of .25% for Class A shares and .25% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2010

Principal			Interest
Amount		Security	Rate	*	Value

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—38.3%
		Fannie Mae:
$ 8,500	M	10/4/10	0.17%		$ 8,499,879
5,325	M	11/10/10	0.20		5,323,816
3,700	M	11/22/10	0.18		3,699,064
3,049	M	12/1/10	0.17		3,048,122
3,000	M	12/1/10	0.18		2,999,110
10,000	M	12/22/10	0.18		9,996,014
5,000	M	12/30/10	0.17		4,997,875
		Federal Home Loan Bank:
3,000	M	10/15/10	0.18		2,999,790
1,000	M	10/22/10	0.16		999,907
2,753	M	10/29/10	0.17		2,752,636
2,500	M	12/1/10	0.19		2,499,216
4,200	M	Freddie Mac, 11/29/10	0.18		4,198,761

Total Value of U.S. Government Agency Obligations (cost $52,014,190)					52,014,190

		CORPORATE NOTES—24.0%
1,500	M	Abbott Laboratories, 5/15/11	0.69		1,545,518
		Coca-Cola Co.:
1,500	M	10/25/10 (a)	0.25		1,499,750
3,000	M	1/19/11 (a)	0.22		2,997,983
2,900	M	General Electric Capital Corp., 2/1/11	0.73		2,943,071
1,000	M	Johnson & Johnson, 2/10/11 (a)	0.25		999,084
3,000	M	Medtronic, Inc., 12/1/10 (a)	0.21		2,998,932
5,000	M	Merck & Co., Inc., 10/21/10 (a)	0.21		4,999,417
5,000	M	PepsiCo, Inc., 10/26/10 (a)	0.18		4,999,375
4,600	M	Procter & Gamble International Finance, 11/3/10 (a)	0.26		4,598,903
5,000	M	Walmart Stores, Inc., 10/19/10 (a)	0.21		4,999,475

Total Value of Corporate Notes (cost $32,581,508)					32,581,508

4

Principal			Interest
Amount		Security	Rate	*	Value

		VARIABLE AND FLOATING RATE NOTES—17.1%
$ 5,000	M	Federal Farm Credit Bank, 9/20/11	0.24%		$ 5,000,000
5,700	M	Mississippi Business Finance Corp.
		(Chevron USA, Inc.), 12/1/30	0.25		5,700,000
3,925	M	Monongallia Health Systems, 7/1/40 (LOC: JP Morgan)	0.32		3,925,000
2,830	M	University of Oklahoma Hospital Rev. Series “B”
		8/15/21(LOC: Bank of Americ12.a)	0.35		2,830,000
5,835	M	Valdez, Alaska Marine Terminal Rev.
		(Exxon Pipeline Co., Project B), 12/1/33	0.23		5,835,000

Total Value of Variable and Floating Rate Notes (cost $23,290,000)					23,290,000

		CERTIFICATES OF DEPOSIT—3.7%
5,000	M	Citibank, NA, 12/3/10 (cost $5,000,000)	0.26		5,000,000

		U.S. GOVERNMENT FDIC GUARANTEED
		DEBT—2.9%
3,950	M	Morgan Stanley, 12/1/10 (cost $3,967,042)	0.30		3,967,042

		BANKERS’ ACCEPTANCES—1.5%
2,037	M	Bank of America, NA, 11/17/10 (cost $2,035,322)	0.63		2,035,322

		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—10.0%
		U.S. Treasury Bills:
6,600	M	12/9/10	0.14		6,598,229
7,000	M	12/16/10	0.16		6,997,694

Total Value of Short-Term U.S. Government Obligations (cost $13,595,923)					13,595,923

Total Value of Investments (cost $132,483,985)**		97.5%			132,483,985
Other Assets, Less Liabilities		2.5			3,358,161

Net Assets		100.0%			$135,842,146

5

Portfolio of Investments (continued))
CASH MANAGEMENT FUND
September 30, 2010

* The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2010.

** Aggregate cost for federal income tax purposes is the same.

(a) Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
LOC Letters of Credit

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
U.S. Government Agency
Obligations	$—	$52,014,190	$—	$52,014,190
Corporate Notes	—	32,581,508	—	32,581,508
Variable and Floating Rate Notes:
Corporate Notes	—	18,290,000	—	18,290,000
U.S. Government Agency
Obligations	—	5,000,000	—	5,000,000
Certificates of Deposit	—	5,000,000	—	5,000,000
U.S. Government FDIC
Guaranteed Debt	—	3,967,042	—	3,967,042
Bankers’ Acceptances	—	2,035,322	—	2,035,322
Short-Term U.S. Government
Obligations	—	13,595,923	—	13,595,923
Total Investments in Securities	$—	$132,483,985	$—	$132,483,985

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

6	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 5.4% for Class A shares and 4.7% for Class B shares, including dividends of 43.5 cents per share on Class A shares and 35.9 cents per share on Class B shares.

The Fund invests primarily in Ginnie Maes, which are mortgage-backed bonds issued by the Government National Mortgage Association (GNMA). These bonds are backed by the full faith and credit of the U.S. government and have the highest possible credit rating (AAA).

The review period began with the economy growing at a 5% rate, the best quarter of what has become a disappointing recovery from the Great Recession of 2008-2009. By the second quarter of 2010, growth had slowed to an anemic 1.7% rate, and the unemployment rate had stalled at an uncomfortably high 9.6%. With below trend growth and high unemployment, investors began to worry about the possibility of deflation, as the Consumer Price Index (excluding the volatile food and energy components) was up only 0.9% for the twelve months ending in August, the smallest increase in over 40 years.

With this economic background, the Federal Reserve remained focused on stimulating the economy by keeping interest rates at historically low levels. Consequently, the two-year U.S. Treasury note yield fell to an all-time low, ending the review period at 0.4%. Longer term interest rates also fell, with the ten-year Treasury note yield dropping to 2.5%, a level only seen during the past 40 years in late 2008 when Lehman Brothers failed. The mortgage-backed market generally benefited from falling interest rates until the last two months of the review period, when fear of an increase in prepayments on mortgages due to record low mortgage rates caused the sector to underperform relative to other fixed income investments.

Because of the decline in interest rates, the Fund’s underweight in lower coupon mortgage-backed bonds (which are more sensitive to changes in interest rates) detracted from performance. The Fund’s holdings of mortgage-backed bonds backed by Fannie Mae and Freddie Mac (approximately 14% of assets) also negatively impacted performance. These holdings underperformed GNMA mortgage-backed bonds due to higher prepayments and investor preference for the government guarantee on GNMAs. Lastly, although the Fund held very low cash balances during the review period, even a small amount of cash affected performance because of the extremely low interest rates available on money market investments.

7

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

8

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,032.58	$5.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.40	$5.72
Expense Example – Class B Shares
Actual	$1,000.00	$1,029.20	$9.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.89	$9.25

* Expenses are equal to the annualized expense ratio of 1.13% for Class A shares and 1.83% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the BofA Merrill Lynch GNMA Master Index (the “Index”). The Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (.75%), 3.96% and 4.26%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 3.04%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been .59%, 4.11% and 4.25%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 2.54%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

10

Portfolio of Investments
GOVERNMENT FUND
September 30, 2010

Principal
Amount		Security	Value

		RESIDENTIAL MORTGAGE-BACKED
		SECURITIES—99.5%
		Fannie Mae—13.6%
$ 9,905	M	5%, 8/1/2039 – 12/1/2039	$ 10,435,144
23,107	M	5.5%, 7/1/2033 – 10/1/2039	24,694,383
9,744	M	6%, 11/1/2033 – 7/1/2039	10,520,413

			45,649,940

		Government National Mortgage Association I
		Program—85.9%
43,537	M	4.5%, 6/15/2039 – 9/15/2040	45,903,420
112,849	M	5%, 4/15/2033 – 6/15/2040	120,522,266
54,501	M	5.5%, 3/15/2033 – 10/15/2039	58,923,163
41,604	M	6%, 3/15/2031 – 4/15/2040	45,520,572
12,690	M	6.5%, 10/15/2028 – 3/15/2038	14,267,829
3,689	M	7%, 1/15/2030 – 4/15/2034	4,251,039

			289,388,289

Total Value of Residential Mortgage-Backed Securities (cost $322,876,836)			335,038,229

		SHORT-TERM INVESTMENTS—.3%
		Money Market Fund
1,100	M	First Investors Cash Reserve Fund, .22% (cost $1,100,000)*	1,100,000

Total Value of Investments (cost $323,976,836)		99.8%	336,138,229
Other Assets, Less Liabilities		.2	700,584

Net Assets		100.0%	$336,838,813

11

Portfolio of Investments (continued))
GOVERNMENT FUND
September 30, 2010

* Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Residential Mortgage-Backed
Securities	$—	$335,038,229	$—	$335,038,229
Money Market Fund	1,100,000	—	—	1,100,000
Total Investments in Securities	$1,100,000	$335,038,229	$—	$336,138,229

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

12	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 13.1% for Class A shares and 12.2% for Class B shares, including dividends of 45.1 cents per share on Class A shares and 38.7 cents per share on Class B shares.

The review period began with increased optimism for a continued global economic recovery and confidence in the credit markets. However, over the next several months the positive tone was somewhat offset by certain systemic concerns. Weak economic data pointed toward a slower than expected economic recovery. In addition, concern about rising Eurozone deficits and debt levels led to downgrades of European government debt and increased market scrutiny on sovereign risk. Benchmark U.S. Treasury yields moved much lower during the review period as investors flocked to Treasuries for their relative safety. By the end of the review period, some of the sovereign risk concerns were alleviated by the results of the European bank stress test and the financial markets were supported by strong earnings reports. For the corporate bond market, spreads remained range bound during the review period. Sentiments shifted from concerns regarding event risk and regulatory reform risk to confidence in the increased financial strength of corporate issuers. By the end of the review period, the corporate bond market had registered very strong 12-month returns, led by falling interest rates.

The Fund had strong double-digit returns over the period. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund increased its corporate bond holdings to over 95% of assets during the review period. In addition, the Fund had a substantial overweight in BBB-rated corporate bonds, which had the highest returns among all investment grade rating classes. Furthermore, the Fund had limited exposure to corporate names associated with the European debt crisis. An additional factor that enhanced performance was the Fund’s underweight in corporate bonds with maturities between one and three years. Shorter maturity bonds had the lowest returns during the review period as falling two-year U.S. Treasury yields reached all-time lows. The Fund’s holdings in high-yield corporate bonds were less than 5% of assets throughout the period.

13

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

14

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,083.12	$5.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.45	$5.67

Expense Example – Class B Shares
Actual	$1,000.00	$1,079.53	$9.49
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.95	$9.20

* Expenses are equal to the annualized expense ratio of 1.12% for Class A shares and 1.82% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total value of investments.

15

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade Corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 6.42%, 3.97% and 5.03%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 2.66%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 8.08%, 4.13% and 5.04%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 2.14%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

16

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2010

Principal
Amount		Security	Value

		CORPORATE BONDS—96.8%
		Aerospace/Defense—1.5%
$ 1,800	M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 1,988,010
4,000	M	Lockheed Martin Corp., 4.25%, 2019	4,368,808

			6,356,818

		Agriculture—1.3%
2,725	M	Cargill, Inc., 6%, 2017 (a)	3,226,397
1,900	M	Potash Corp. of Saskatchewan, Inc., 4.875%, 2020	2,023,671

			5,250,068

		Automotive—1.1%
4,000	M	Daimler Chrysler NA, LLC, 6.5%, 2013	4,578,580

		Chemicals—.9%
3,000	M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	3,803,037

		Consumer Durables—2.0%
2,100	M	Black & Decker Corp., 5.75%, 2016	2,432,653
		Newell Rubbermaid, Inc.:
1,600	M	6.75%, 2012	1,713,029
1,900	M	4.7%, 2020	1,993,168
2,400	M	Stanley Black & Decker, Inc., 5.2%, 2040	2,412,617

			8,551,467

		Energy—13.2%
3,900	M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	4,846,179
4,800	M	DCP Midstream, LLC, 9.75%, 2019 (a)	6,397,061
1,800	M	Energy Transfer Partners, LP, 8.5%, 2014	2,138,834
850	M	Kinder Morgan Finance Co., 5.35%, 2011	864,875
1,275	M	Marathon Oil Corp., 7.5%, 2019	1,635,291
3,842	M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	4,197,394
4,000	M	Nabors Industries, Inc., 6.15%, 2018	4,458,576
		Nexen, Inc.:
2,000	M	5.05%, 2013	2,179,852
4,000	M	6.4%, 2037	4,373,260
2,000	M	Northern Border Partners, LP, 7.1%, 2011	2,050,860
900	M	Plains All American Pipeline, LP, 8.75%, 2019	1,144,105
5,800	M	Spectra Energy Capital, LLC, 6.2%, 2018	6,793,412
4,400	M	Suncor Energy, Inc., 6.85%, 2039	5,292,844
2,700	M	Valero Energy Corp., 9.375%, 2019	3,453,373

17

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2010

Principal
Amount		Security	Value

		Energy (continued)
		Weatherford International, Inc., 6.35%, 2017
$ 4,000	M	6.35%, 2017	$ 4,489,548
1,000	M	5.125%, 2020	1,024,264

			55,339,728

		Financial Services—11.2%
6,000	M	American Express Co., 7%, 2018	7,237,110
5,040	M	Amvescap, PLC, 5.375%, 2013	5,377,272
4,000	M	BlackRock, Inc., 5%, 2019	4,417,664
3,260	M	CoBank, ACB, 7.875%, 2018 (a)	3,789,091
1,800	M	Compass Bank, 6.4%, 2017	1,909,258
		ERAC USA Finance Co.:
1,170	M	8%, 2011 (a)	1,192,154
2,200	M	6.375%, 2017 (a)	2,561,293
4,000	M	General Electric Capital Corp., 5.625%, 2017	4,474,916
		Harley-Davidson Funding Corp.:
1,800	M	5.75%, 2014 (a)	1,921,700
2,100	M	6.8%, 2018 (a)	2,286,753
2,000	M	MetLife, Inc., 4.75%, 2021	2,126,162
4,000	M	Protective Life Corp., 7.375%, 2019	4,510,188
4,600	M	Prudential Financial Corp., 4.75%, 2015	4,980,264

			46,783,825

		Financials—16.9%
1,900	M	Bank of America Corp., 5.65%, 2018	2,016,166
5,400	M	Barclays Bank, PLC, 5.125%, 2020	5,849,058
1,500	M	Bear Stearns Cos., Inc., 7.25%, 2018	1,829,883
		Citigroup, Inc.:
5,200	M	6.375%, 2014	5,779,446
4,400	M	6.125%, 2017	4,813,327
		Goldman Sachs Group, Inc.:
3,400	M	6.15%, 2018	3,777,036
1,600	M	6.45%, 2036	1,609,731
2,750	M	6.75%, 2037	2,867,450
5,000	M	JPMorgan Chase & Co., 6%, 2018	5,718,455
7,600	M	Merrill Lynch & Co., Inc., 5%, 2015	8,101,592
		Morgan Stanley:
5,800	M	5.95%, 2017	6,239,414
5,000	M	6.625%, 2018	5,551,545
5,000	M	SunTrust Banks, Inc., 6%, 2017	5,423,080

18

Principal
Amount		Security	Value

		Financials (continued)
		UBS AG:
$ 2,200	M	5.875%, 2017	$ 2,492,976
4,000	M	4.875%, 2020	4,225,940
4,000	M	Wells Fargo & Co., 5.625%, 2017	4,562,780

			70,857,879

		Food/Beverage/Tobacco—8.9%
4,600	M	Altria Group, Inc., 9.7%, 2018	6,235,944
5,000	M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 2020	5,654,430
2,700	M	Bottling Group, LLC, 5.125%, 2019	3,103,804
1,980	M	Bunge Limited Finance Corp., 5.35%, 2014	2,115,454
4,500	M	Corn Products International, Inc., 4.625%, 2020	4,612,554
4,000	M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	4,956,560
5,000	M	Lorillard Tobacco Co., 6.875%, 2020	5,297,905
4,600	M	Philip Morris International, Inc., 5.65%, 2018	5,394,218

			37,370,869

		Forest Products/Container—.7%
2,200	M	International Paper Co., 9.375%, 2019	2,858,511

		Health Care—3.5%
5,300	M	Biogen IDEC, Inc., 6.875%, 2018	6,228,433
2,400	M	Novartis, 5.125%, 2019	2,760,264
1,000	M	Pfizer, Inc., 6.2%, 2019	1,233,349
1,000	M	Roche Holdings, Inc., 6%, 2019 (a)	1,213,525
3,000	M	Watson Pharmaceuticals, Inc., 5%, 2014	3,271,245

			14,706,816

		Information Technology—2.7%
3,000	M	Adobe Systems, Inc., 4.75%, 2020	3,235,260
3,000	M	Dell, Inc., 5.875%, 2019	3,487,209
3,208	M	Dun & Bradstreet Corp., 6%, 2013	3,521,688
900	M	Pitney Bowes, Inc., 5%, 2015	972,996

			11,217,153

19

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2010

Principal
Amount		Security	Value

		Manufacturing—3.1%
$ 1,750	M	Briggs & Stratton Corp., 8.875%, 2011	$ 1,811,250
2,700	M	General Electric Co., 5.25%, 2017	3,043,445
2,100	M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	2,553,965
3,200	M	Johnson Controls, Inc., 5%, 2020	3,523,520
1,725	M	Tyco Electronics Group SA, 6.55%, 2017	2,020,458

			12,952,638

		Media-Broadcasting—6.0%
3,950	M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	5,401,708
4,000	M	Comcast Corp., 5.15%, 2020	4,379,820
		Cox Communications, Inc.:
2,000	M	4.625%, 2013	2,158,692
3,100	M	8.375%, 2039 (a)	4,174,950
4,000	M	DirecTV Holdings, LLC, 7.625%, 2016	4,465,140
3,700	M	Time Warner Cable, Inc., 6.75%, 2018	4,419,594

			24,999,904

		Media-Diversified—2.2%
		McGraw-Hill Cos., Inc.:
1,800	M	5.9%, 2017	2,036,223
2,300	M	6.55%, 2037	2,661,415
4,000	M	News America, Inc., 5.3%, 2014	4,518,656

			9,216,294

		Metals/Mining—6.1%
4,000	M	Alcoa, Inc., 6.15%, 2020	4,120,160
4,000	M	AngloGold Ashanti Holdings, PLC, 5.375%, 2020	4,239,448
4,000	M	ArcelorMittal, 6.125%, 2018	4,332,712
3,800	M	Newmont Mining Corp., 5.125%, 2019	4,258,687
2,595	M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	3,134,262
		Vale Overseas, Ltd.:
4,000	M	5.625%, 2019	4,429,664
900	M	4.625%, 2020	934,055

			25,448,988

20

Principal
Amount		Security	Value

		Real Estate Investment Trusts—3.2%
$ 4,000	M	Boston Properties, LP, 5.875%, 2019	$ 4,477,156
4,000	M	ProLogis, 7.625%, 2014	4,326,484
4,000	M	Simon Property Group, LP, 5.75%, 2015	4,560,088

			13,363,728

		Retail-General Merchandise—1.0%
4,000	M	Home Depot, Inc., 5.875%, 2036	4,278,996

		Telecommunications—3.8%
4,000	M	AT&T, Inc., 5.8%, 2019	4,776,272
4,000	M	Deutsche Telekom Intl. Finance BV, 5.875%, 2013	4,470,984
3,300	M	GTE Corp., 6.84%, 2018	3,917,651
2,400	M	Verizon Wireless Capital, LLC, 5.55%, 2014	2,716,140

			15,881,047

		Transportation—1.1%
4,000	M	GATX Corp., 8.75%, 2014	4,728,312

		Utilities—5.6%
4,000	M	E. ON International Finance BV, 5.8%, 2018 (a)	4,740,788
		Electricite de France SA:
1,900	M	6.5%, 2019 (a)	2,324,321
2,100	M	6.95%, 2039 (a)	2,750,112
1,193	M	Entergy Gulf States, Inc., 5.25%, 2015	1,194,905
4,000	M	Exelon Generation Co., LLC, 6.2%, 2017	4,696,380
714	M	Great River Energy Co., 5.829%, 2017 (a)	802,314
3,000	M	Ohio Power Co., 5.375%, 2021	3,429,345
2,561	M	Sempra Energy, 9.8%, 2019	3,575,981

			23,514,146

		Waste Management—.8%
3,300	M	Allied Waste NA, Inc., 7.125%, 2016	3,539,220

Total Value of Corporate Bonds (cost $365,391,377)			405,598,024

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2010

Principal
Amount		Security		Value

		SHORT-TERM INVESTMENTS—.9%
		Money Market Fund
$ 3,650	M	First Investors Cash Reserve Fund, .22%
		(cost $3,650,000) (b)		$ 3,650,000

Total Value of Investments (cost $369,041,377)			97.7%	409,248,024
Other Assets, Less Liabilities			2.3	9,448,766

Net Assets			100.0%	$418,696,790

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(b) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$405,598,024	$—	$405,598,024
Money Market Fund	3,650,000	—	—	3,650,000
Total Investments in Securities*	$3,650,000	$405,598,024	$—	$409,248,024

* The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

22	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 15.7% for Class A shares and 14.4% for Class B shares, including dividends of 18.0 cents per share on Class A shares and 16.5 cents per share on Class B shares.

The review period proved to be very positive for the Fund, encompassing three very strong quarters of performance, as well as one very challenging quarter. In the first, second and last quarters, the U.S. high yield market generated very attractive returns, with the riskier segments of the market turning in the best returns. Despite record new U.S. issuance, both primary and secondary bonds were well bid and spreads continued to tighten throughout the period. Yield-seeking assets continued to flow into the high yield market, which still offered an above-average spread, easily absorbing the debt being issued by high yield companies looking to secure fixed rate financing largely for the purposes of refinancing and extending near-term debt obligations, thereby improving their balance sheets. In short, the review period overall offered a “win” for all of the high yield market’s participants. As in 2009, the distressed portion of the market generated outsized gains, followed by CCC credits. The insurance, financials and banking sectors — where a high degree of distressed or formerly distressed paper is concentrated — continued to be outsized earners.

In the third quarter of the review period, however, market sentiment turned sharply on the back of a variety of headline news that refocused investors on risk; such as Greece’s sovereign debt crisis, tension in the Korean peninsula, and the blow-out of BP’s deep-water well in the Gulf of Mexico. Investors interested in reducing equity risk sent stock markets deep into the red during the quarter. U.S. Treasuries outperformed, as investors pushed down yields to record lows in search of safety. Weak employment and housing data released in June made investors question the prospect of strong growth going forward. U.S. high yield bonds, although not as firm as Treasuries, impressed by delivering a flat return. Investors continued to appear confident that corporations would be able to repay borrowed money, even if they would not expand earnings quickly enough to justify appreciation of the stock market. Within the high yield market itself, the theme was similar during the quarter. Riskier CCC credits, mirroring weak equity markets, underperformed at this moment of stress. Dispersion of returns by industry during the third quarter was much lower than that experienced in 2009, or during the rest of 2010.

In summary, the high yield market during the period provided the investment community with plenty of positive news to satisfy its greed, and just enough fear to remind us of the key importance of careful credit analysis and prudent risk control in the

23

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

longer term. System shocks are, by definition, unpredictable, and investments in bond portfolios should target resiliency. In this environment, the Fund performed admirably. Our carefully selected credit mix preserved capital better than the market during its most challenging month (May) and largely kept pace with the market’s positive performance, even while underweighted in the more speculative insurance and banking sectors. During the second half of the review period, the fund performed particularly well by taking advantage of smaller, analyzable market opportunities and dislocations. For example, strong performance in the energy sector, and in particular the oil sector, followed from our analysis that the market had mispriced a number of securities in the wake of the explosion of BP’s oil well in the Gulf of Mexico. Against a market backdrop that continues to offer strong fundamental advantages and technical support by market participants, we will continue to work to identify incremental opportunities for attractive returns with reasonable risk.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

* Mr. Comeaux is part of a portfolio management team that began managing the Fund on April 24, 2009.

24

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,071.52	$6.65
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.65	$6.48

Expense Example – Class B Shares
Actual	$1,000.00	$1,063.67	$10.24
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.14	$10.00

* Expenses are equal to the annualized expense ratio of 1.28% for Class A shares and 1.98% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total value of investments.

25

Cumulative Performance Information (unaudited)

FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B US Cash Pay High Yield Constrained Index† and the Credit Suisse High Yield Index II~~.~~

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/00 with theoretical investments in the BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index and the Credit Suisse High Yield Index II (the “Indices”). The BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Credit Suisse High Yield Index II is designed to measure the performance of the high yield bond market. As of 9/30/10, the Index consisted of 1,243 different issues, most of which are cash-pay; also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 9/30/10, approximately 0.71% of the market value of the Index was in default. The bonds included in the Index have an average maturity of 6.58 years, an average duration of 3.72 years and an average coupon of 8.54%. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 9.05%, 2.39% and 3.84%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 5.37%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 10.39%, 2.62% and 3.93%, respectively, and the S.E.C. 30-Day Yield for September 2010 would have been 5.00%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index figures from Bank of America Merrill Lynch, Credit Suisse High Yield Index II figures are from Credit Suisse Corporation and all other figures are from First Investors Management Company, Inc.

† We have added a comparison to the BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index this year since it more closely reflects the performance of the securities in which the Fund invests. After this year we will not show a comparison to the Credit Suisse High Yield Index II.

26

Portfolio of Investments
FUND FOR INCOME
September 30, 2010

Principal
Amount		Security	Value

		CORPORATE BONDS—97.0%
		Automotive—3.2%
$ 2,200	M	Cooper Tire & Rubber Co., 8%, 2019	$ 2,279,750
2,825	M	Cooper-Standard Automotive, 8.5%, 2018 (a)	2,945,062
		Goodyear Tire & Rubber Co.:
2,500	M	10.5%, 2016	2,843,750
1,575	M	8.25%, 2020	1,665,562
1,750	M	Navistar International Corp., 8.25%, 2021	1,876,875
2,100	M	Oshkosh Corp., 8.5%, 2020	2,283,750
2,325	M	TRW Automotive, Inc., 7.25%, 2017 (a)	2,481,938

			16,376,687

		Building Materials—2.4%
		Building Materials Corp.:
1,475	M	6.875%, 2018 (a)	1,456,562
4,175	M	7.5%, 2020 (a)	4,216,750
1,375	M	Interface, Inc., 11.375%, 2013	1,567,500
1,725	M	Mohawk Industries, Inc., 6.875%, 2016	1,804,781
3,450	M	Texas Industries, Inc., 9.25%, 2020 (a)	3,596,625

			12,642,218

		Capital Goods—.6%
2,650	M	Belden CDT, Inc., 9.25%, 2019 (a)	2,875,250

		Chemicals—4.3%
1,475	M	Chemtura Corp., 7.875%, 2018 (a)	1,545,062
2,175	M	Ferro Corp., 7.875%, 2018	2,267,437
7,075	M	Georgia Gulf Corp., 9%, 2017 (a)	7,446,437
3,125	M	Lyondell Chemical Co., 11%, 2018	3,472,656
1,600	M	PolyOne Corp., 7.375%, 2020	1,654,000
		Solutia, Inc.:
3,925	M	8.75%, 2017	4,307,688
1,275	M	7.875%, 2020	1,369,031

			22,062,311

		Consumer Durables—1.0%
		Sealy Mattress Co.:
3,500	M	8.25%, 2014	3,543,750
1,392	M	10.875%, 2016 (a)	1,583,400

			5,127,150

27

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2010

Principal
Amount		Security	Value

		Consumer Non-Durables—2.0%
$ 2,575	M	Acco Brands Corp., 10.625%, 2015	$ 2,890,437
2,450	M	Jarden Corp., 7.5%, 2020	2,560,250
3,025	M	Phillips Van-Heusen Corp., 7.375%, 2020	3,202,719
1,525	M	Spectrum Brands, Inc., 9.5%, 2018 (a)	1,637,469

			10,290,875

		Energy—15.4%
		Anadarko Petroleum Corp.:
2,42	M	6.375%, 2017	2,676,026
1,350	M	6.95%, 2019	1,508,922
		Berry Petroleum Co.:
2,600	M	10.25%, 2014	2,944,500
2,925	M	8.25%, 2016	3,012,750
		Chesapeake Energy Corp.:
1,750	M	9.5%, 2015	2,034,375
1,850	M	7.25%, 2018	2,002,625
2,300	M	Concho Resources, Inc., 8.625%, 2017	2,449,500
		Consol Energy, Inc.:
1,875	M	8%, 2017 (a)	2,039,062
4,425	M	8.25%, 2020 (a)	4,856,437
1,325	M	Continental Resources, 7.125%, 2021 (a)	1,384,625
3,500	M	Copano Energy, LLC, 7.75%, 2018	3,552,500
4,750	M	Crosstex Energy, LP, 8.875%, 2018	4,999,375
		El Paso Corp.:
1,050	M	8.25%, 2016	1,173,375
4,325	M	7%, 2017	4,614,195
350	M	7.25%, 2018	378,986
275	M	7.75%, 2032	286,924
750	M	Encore Acquisition Co., 9.5%, 2016	840,937
3,975	M	Expro Finance Luxembourg SCA, 8.5%, 2016 (a)	3,806,062
		Ferrellgas Partners, LP:
3,450	M	9.125%, 2017	3,756,187
2,475	M	8.625%, 2020	2,666,812
1,900	M	Helix Energy Solutions Group, Inc., 9.5%, 2016 (a)	1,933,250
		Hilcorp Energy I, LP:
175	M	7.75%, 2015 (a)	177,625
3,100	M	9%, 2016 (a)	3,231,750
3,875	M	8%, 2020 (a)	4,000,938

28

Principal
Amount		Security	Value

		Energy (continued)
$ 2,475	M	Inergy, LP, 7%, 2018 (a)	$ 2,549,250
1,600	M	Linn Energy, LLC, 9.875%, 2018	1,764,000
1,025	M	Penn Virginia Corp., 10.375%, 2016	1,127,500
		Pioneer Natural Resource Co.:
375	M	6.65%, 2017	401,731
2,925	M	7.5%, 2020	3,233,289
1,275	M	QEP Resources, Inc., 6.875%, 2021	1,386,563
		Quicksilver Resources, Inc.:
575	M	8.25%, 2015	609,500
1,175	M	7.125%, 2016	1,166,188
2,100	M	11.75%, 2016	2,472,750
1,775	M	9.125%, 2019	1,954,719
1,100	M	Southwestern Energy Co., 7.5%, 2018	1,248,500
1,150	M	Whiting Petroleum Corp., 6.5%, 2018	1,181,625

			79,423,353

		Financials—3.4%
		Ford Motor Credit Co., LLC:
1,800	M	7.5%, 2012	1,911,623
2,725	M	8.7%, 2014	3,059,706
1,075	M	5.625%, 2015	1,106,629
925	M	6.625%, 2017	986,890
		International Lease Finance Corp.:
1,550	M	5.55%, 2012	1,559,688
1,400	M	6.375%, 2013	1,414,000
750	M	6.625%, 2013	755,625
1,275	M	8.625%, 2015 (a)	1,367,438
1,900	M	8.75%, 2017 (a)	2,042,500
3,125	M	Pinafore, LLC, 9%, 2018 (a)	3,296,875

			17,500,974

		Food/Beverage/Tobacco—4.2%
3,333	M	Bumble Bee Foods, LLC, 7.75%, 2015	3,582,975
2,675	M	CF Industries, Inc., 7.125%, 2020	2,932,469
7,625	M	JBS USA, LLC, 8.25%, 2018	7,901,406
3,900	M	Michael Foods, Inc., 9.75%, 2018 (a)	4,192,500
2,700	M	Smithfield Foods, Inc., 10%, 2014 (a)	3,118,500

			21,727,850

29

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2010

Principal
Amount		Security	Value

		Food/Drug—1.1%
$ 925	M	McJunkin Red Man Corp., 9.5%, 2016 (a)	$ 818,625
1,700	M	NBTY, Inc., 9%, 2018 (a)	1,793,500
950	M	Rite Aid Corp., 9.75%, 2016	1,020,063
1,775	M	Tops Markets, LLC, 10.125%, 2015 (a)	1,914,781

			5,546,969

		Forest Products/Containers—1.0%
1,450	M	Graham Packaging Co., LP, 8.25%, 2018 (a)	1,480,812
3,775	M	Reynolds Group Escrow, LLC, 7.75%, 2016 (a)	3,859,938

			5,340,750

		Gaming/Leisure—4.0%
2,300	M	Equinox Holdings, Inc., 9.5%, 2016 (a)	2,363,250
2,550	M	Las Vegas Sands Corp., 6.375%, 2015	2,585,063
2,610	M	Mandalay Resort Group, 6.375%, 2011	2,551,275
2,300	M	MCE Finance, Ltd., 10.25%, 2018 (a)	2,570,250
1,950	M	MGM Mirage, Inc., 9%, 2020 (a)	2,062,125
3,000	M	NCL Corp., Ltd., 11.75%, 2016	3,375,000
2,425	M	Wynn Las Vegas, LLC, 7.75%, 2020 (a)	2,570,500
2,326	M	Yonkers Racing Corp., 11.375%, 2016 (a)	2,535,340

			20,612,803

		Health Care—5.4%
1,250	M	Capella Healthcare, 9.25%, 2017 (a)	1,340,625
6,375	M	Community Health Systems, Inc., 8.875%, 2015	6,789,375
4,400	M	Genesis Health Ventures, Inc., 9.75%, 2011 (b)(c)	2,750
		HCA, Inc.:
5,700	M	6.75%, 2013	5,842,500
2,800	M	6.375%, 2015	2,807,000
		Healthsouth Corp.:
1,650	M	7.25%, 2018	1,687,125
950	M	7.75%, 2022	959,500
		LVB Acquisition Holding, LLC (Biomet, Inc.):
625	M	10%, 2017	692,969
2,000	M	11.625%, 2017	2,237,500
2,475	M	Talecris Biotherapeutics Holdings Corp., 7.75%, 2016	2,734,875
2,450	M	Valeant Pharmaceuticals International, 6.75%, 2017 (a)	2,505,125

			27,599,344

30

Principal
Amount		Security	Value

		Information Technology—2.3%
		Brocade Communications Systems, Inc.:
$ 750	M	6.625%, 2018 (a)	$ 783,750
850	M	6.875%, 2020 (a)	896,750
2,425	M	Equinix, Inc., 8.125%, 2018	2,600,812
		Fidelity National Information Services, Inc.:
700	M	7.625%, 2017 (a)	750,750
450	M	7.875%, 2020 (a)	487,125
		Jabil Circuit, Inc.:
350	M	7.75%, 2016	385,438
3,825	M	8.25%, 2018	4,293,563
1,500	M	JDA Software Group, Inc., 8%, 2014 (a)	1,597,500

			11,795,688

		Manufacturing—4.3%
2,400	M	Amsted Industries, 8.125%, 2018 (a)	2,511,000
		Case New Holland, Inc.:
2,200	M	7.75%, 2013	2,400,750
2,075	M	7.875%, 2017 (a)	2,264,344
2,850	M	Coleman Cable, Inc., 9%, 2018	2,928,375
1,325	M	CPM Holdings, Inc,, 10.625%, 2014 (a)	1,434,312
2,000	M	ESCO Corp., 8.625%, 2013 (a)	2,060,000
		Terex Corp.:
3,100	M	10.875%, 2016	3,553,375
5,100	M	8%, 2017	5,131,875

			22,284,031

		Media-Broadcasting—3.6%
2,800	M	Allbritton Communication Co., 8%, 2018	2,821,000
		Belo Corp.:
4,000	M	7.25%, 2027	3,430,000
725	M	7.75%, 2027	643,437
		Lin Television Corp.:
1,900	M	6.5%, 2013	1,895,250
675	M	6.5%, 2013	678,375
875	M	8.375%, 2018 (a)	928,594
2,475	M	Nexstar/Mission Broadcasting, Inc., 8.875%, 2017 (a)	2,592,563
		Sinclair Television Group:
4,000	M	9.25%, 2017 (a)	4,310,000
1,000	M	8.375%, 2018 (a)	1,012,500

			18,311,719

31

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2010

Principal
Amount		Security	Value

		Media-Cable TV—8.3%
$ 6,250	M	Atlantic Broadband Finance, LLC, 9.375%, 2014	$ 6,367,187
3,025	M	Cablevision Systems Corp., 8.625%, 2017	3,342,625
1,000	M	CCH II, LLC, 13.5%, 2016	1,192,500
1,900	M	Cequel Communications Holdings I, Inc., 8.625%, 2017 (a)	2,014,000
		Clear Channel Worldwide:
2,500	M	9.25%, 2017	2,662,500
4,925	M	9.25%, 2017 – Series “B”	5,282,062
		Echostar DBS Corp.:
2,250	M	6.625%, 2014	2,356,875
2,525	M	7.75%, 2015	2,704,906
2,225	M	Insight Communications Co., Inc., 9.375%, 2018 (a)	2,375,187
		Quebecor Media, Inc.:
1,300	M	7.75%, 2016	1,347,125
1,000	M	7.75%, 2016	1,036,250
4,850	M	UPC Germany GmbH, 8.125%, 2017 (a)	5,068,250
1,575	M	Videotron LTEE, 6.375%, 2015	1,618,313
4,650	M	Virgin Media Finance, PLC, 9.5%, 2016	5,277,750

			42,645,530

		Media-Diversified—1.1%
2,475	M	Entravision Communications Corp., 8.75%, 2017 (a)	2,536,875
1,225	M	Interpublic Group of Cos., Inc., 10%, 2017	1,436,313
1,700	M	Lamar Media Corp., 7.875%, 2018	1,793,500
		MediaNews Group, Inc.:
2,625	M	6.875%, 2013 (b)(c)	1,641
3,100	M	6.375%, 2014 (b)(c)	1,938

			5,770,267

		Metals/Mining—2.3%
2,750	M	Metals USA, Inc., 11.125%, 2015	2,928,750
		Novelis, Inc.:
2,075	M	7.25%, 2015	2,121,688
1,600	M	11.5%, 2015	1,836,000
1,175	M	Steel Dynamics, Inc., 7.625%, 2020 (a)	1,224,938
1,011	M	Teck Resources, Ltd., 10.75%, 2019	1,275,050
2,425	M	Vedanta Resources, PLC, 9.5%, 2018 (a)	2,631,125

			12,017,551

32

Principal
Amount		Security	Value

		Real Estate Investment Trusts—2.4%
$ 1,375	M	Brandywine Operating Partnership, LP, 5.7%, 2017	$ 1,394,313
4,650	M	CB Richard Ellis Service, 11.625%, 2017	5,405,625
		Developers Diversified Realty Corp.:
675	M	9.625%, 2016	753,868
625	M	7.875%, 2020	648,711
2,675	M	Dupont Fabros Tech, LP, 8.5%, 2017	2,882,312
1,000	M	HRPT Properties Trust, 6.25%, 2017	1,050,548

			12,135,377

		Retail-General Merchandise—6.7%
3,075	M	Federated Retail Holdings, Inc., 5.9%, 2016	3,290,250
2,900	M	HSN, Inc., 11.25%, 2016	3,320,500
2,050	M	J.C. Penney Corp., Inc., 7.95%, 2017	2,311,375
		Limited Brands, Inc.:
1,700	M	8.5%, 2019	1,984,750
475	M	7%, 2020	515,375
		Macys Retail Holdings, Inc.:
2,875	M	7.45%, 2017	3,227,188
1,050	M	6.65%, 2024	1,073,625
3,525	M	QVC, Inc., 7.5%, 2019 (a)	3,701,250
3,000	M	Sears Holding Corp., 6.625%, 2018 (a)	3,022,500
2,050	M	Susser Holdings & Finance, 8.5%, 2016	2,142,250
4,900	M	Toys R Us Property Co. I, Inc., 10.75%, 2017	5,561,500
1,400	M	Toys R Us Property Co. II, Inc., 8.5%, 2017 (a)	1,487,500
3,025	M	Yankee Acquisition Corp., 8.5%, 2015	3,138,438

			34,776,501

		Services—2.3%
2,200	M	Hertz Corp., 10.5%, 2016	2,348,500
		Iron Mountain, Inc.:
225	M	8.75%, 2018	239,906
1,450	M	8%, 2020	1,538,813
2,275	M	Kar Holdings, Inc., 8.75%, 2014	2,380,219
2,500	M	PHH Corp., 9.25%, 2016 (a)	2,612,500
2,375	M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	2,529,375

			11,649,313

33

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2010

Principal
Amount		Security	Value

		Telecommunications—9.0%
		Citizens Communications Co.:
$ 5,500	M	7.125%, 2019	$ 5,665,000
775	M	9%, 2031	830,219
		Frontier Communications Corp.:
50	M	7.875%, 2015	54,250
1,875	M	8.125%, 2018	2,057,812
1,250	M	8.5%, 2020	1,385,937
2,125	M	GCI, Inc., 8.625%, 2019	2,279,062
5,575	M	Inmarsat Finance, PLC, 7.375%, 2017 (a)	5,853,750
		Intelsat Jackson Holdings, Ltd.:
750	M	9.5%, 2016	803,438
725	M	8.5%, 2019 (a)	790,250
		Nextel Communications, Inc.:
3,550	M	5.95%, 2014	3,550,000
5,725	M	7.375%, 2015	5,782,250
		Qwest Communications International, Inc.:
3,500	M	7.5%, 2014	3,587,500
2,125	M	8%, 2015	2,310,938
1,275	M	Sprint Capital Corp., 6.875%, 2028	1,173,000
3,850		Wind Acquisition Finance SA, 11.75%, 2017 (a)	4,333,656
	M	Windstream Corp.:
3,100	M	8.625%, 2016	3,293,750
1,550	M	7.875%, 2017	1,623,625
1,025	M	7.75%, 2020 (a)	1,037,813

			46,412,250

		Transportation—2.3%
2,475	M	Aircastle, Ltd., 9.75%, 2018 (a)	2,539,969
3,350	M	CHC Helicopter SA, 9.25%, 2020 (a)	3,400,250
		Navios Maritime Holdings:
4,175	M	9.5%, 2014	4,279,375
775	M	8.875%, 2017 (a)	821,500
925	M	Teekay Corp., 8.5%, 2020	1,011,719

			12,052,813

		Utilities—4.4%
875	M	AES Corp., 9.75%, 2016	1,010,625
2,600	M	Calpine Construction Finance Co., LP, 8%, 2016 (a)	2,795,000
225	M	Calpine Corp., 7.875%, 2020 (a)	232,312
875	M	CMS Energy Corp., 8.75%, 2019	1,049,142

34

Principal
Amount
or Shares			Security		Value

			Utilities (continued)
$ 5,250	M		Dynegy Holdings, Inc., 7.75%, 2019		$ 3,622,500
1,700	M		Energy Future Holdings Corp., 10%, 2020 (a)		1,696,192
3,475	M		Intergen NV, 9%, 2017 (a)		3,692,188
			NRG Energy, Inc.:
4,625	M		7.375%, 2017		4,752,188
1,375	M		8.5%, 2019		1,455,781
2,600	M		NSG Holdings, LLC, 7.75%, 2025 (a)		2,379,000

					22,684,928

Total Value of Corporate Bonds (cost $476,114,050)					499,662,502

			COMMON STOCKS—.0%
			Automotive—.0%
37,387		*	Safelite Glass Corporation – Class “B” (b)		7,290
2,523		*	Safelite Realty Corporation (b)		25

					7,315

			Telecommunications—.0%
8		*	Viatel Holding (Bermuda), Ltd. (b)		—
18,224		*	World Access, In c.		15

					15

Total Value of Common Stocks (cost $385,770)					7,330

			SHORT-TERM INVESTMENTS—3.4%
			Money Market Fund
$ 17,660M			First Investors Cash Reserve Fund, .22%
			(cost $17,660,000) (d)		17,660,000

Total Value of Investments (cost $494,159,820)				100.4%	517,329,832
Excess of Liabilities Over Other Assets				(.4)	(1,931,829)

Net Assets				100.0%	$515,398,003

* Non-income producing

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(b) Securities valued at fair value (see Note 1A)

(c) In default as to principal and/or interest payment

(d) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

35

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$499,656,173	$6,329	$499,662,502
Common Stocks	15	—	7,315	7,330
Money Market Fund	17,660,000	—	—	17,660,000
Total Investments in Securities*	$17,660,015	$499,656,173	$13,644	$517,329,832

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

36

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments	Investments
	in	in Auction	in	Investments
	Corporate	Rate	Common	in
	Bonds	Securities	Stocks	Warrants	Total
Balance,
September 30,
2009	$2,750	$2,120,646	$14,045	$—	$2,137,441
Net sales	—	(2,300,000)	(16,351)	(137,532)	(2,453,883)
Change in unrealized
appreciation	—	179,354	227,018	13,240,676	13,647,048
Realized loss	—	—	(231,626)	(13,303,863)	(13,535,489)
Transfer in and/or
out of Level 3	3,579	—	14,229	200,719	218,527
Balance,
September 30,
2010	$6,329	$—	$7,315	$—	$13,644

The following is a summary of Level 3 inputs by industry:

Automotive	$7,315
Health Care	2,750
Media - Diversified	3,579
$13,644

See notes to financial statements	37

Portfolio Composition (unaudited)
FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2010, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2010 fiscal year and is not necessarily representative of the Fund as of the end of its 2010 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody's	Bonds Rated by Moody's

Aa3	0.07%	0.00%
A1	0.09	0.00
Baa2	0.40	0.00
Baa3	1.17	0.00
Ba1	2.78	0.00
Ba2	16.72	0.00
Ba3	11.86	0.00
B	0.00	0.07
B-	0.00	0.01
B1	18.75	0.00
B2	15.84	0.00
B3	20.70	0.00
Caa1	6.97	0.00
Caa2	1.67	0.00
Caa	0.30	0.00
Ca	0.77	0.00

38

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 9.4% for Class A shares and 8.6% for Class B shares, including dividends of 29.2 cents per share on Class A shares and 19.7 cents per share on Class B shares.

The Fund follows a strategy of diversifying its assets among stocks, bonds and money market instruments, with at least 50% normally invested in stocks and at least 35% invested in bonds, cash and money market instruments. During the period, the Fund had an average portfolio allocation of 58% in stocks, 40% in bonds and only 2% in cash and cash equivalents. The Fund’s asset allocation strategy worked well during the period, as both stocks and bonds generated good performance amid the improving economic environment as discussed below. The Fund also benefited from having a low level of cash in this environment.

Equities

During the reporting period, the equity markets settled into a more stable pattern of positive results, boosted by the slowly improving domestic economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headlines, creating periods of high volatility. The environment remained more macro driven, as the Federal Reserve, the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses. Many of these actions were perceived as being negative for business, impacting whole sectors or industries. Industries such as health care, energy, financials and education were greatly impacted by governmental initiatives, and saw their share prices affected during the period.

The Fund’s weightings in consumer staples and industrials increased throughout the year, as these sectors demonstrated solid growth in earnings and benefited from cost control programs. Overall stock selection and weightings benefited the Fund’s relative performance most notably within these sectors. Additionally, better stock selection also aided investments within utilities and materials.

Notable individual performers within consumer staples included shares of direct seller of beauty products and nutriceuticals Nu Skin Enterprises, spice and flavorings maker Mc-Cormick, and tobacco giant Altria Group. The Fund also benefited from the takeover of small-cap personal products maker Chattem by French pharmaceutical giant Sanofi-Aventis. Within industrials, shares of Honeywell, United Technologies, 3M, and Caterpillar were the top larger-cap companies. The overall top performers were two investments in ocean freight container leasing companies, TAL International and Textainer Group Holdings, which benefited from a strong resurgence of global commerce, positively impacting their pricing and utilization.

As in the prior year, the Fund remained underweight in the volatile energy sector, as natural gas remained plentiful and its pricing reflected that fact by dropping 30% since the beginning of 2010. Oil had its own volatile year, but remained only modestly above last year’s price levels. However, the energy sector performed well during the year and our relative underweight and poor stock selection hurt results. The Fund’s investments within

39

Portfolio Managers’ Letter (continued)

TOTAL RETURN FUND

technology also detracted from results. Poor stock selection in the Fund’s larger-cap, longer-term holdings, such as Cisco Systems, Nokia, Hewlett Packard and Microsoft, hurt performance. In addition, a slowdown in government procurement impacted the results of the Fund’s investments in defense-related IT services firms.

The equity portion of the Fund maintained a diverse market capitalization allocation during the period, ending with 58% large cap, 14% mid cap and 28% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. While the large-cap segment lagged, the mid- and small-cap components delivered better results than the benchmark.

Fixed Income

The fixed income market had strong returns during the review period, gaining 8% as measured by the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index. The market benefited from the general decline in interest rates as the Federal Reserve remained focused on keeping rates low to stimulate economic growth. The yield on the two-year U.S. Treasury note fell to an all-time low, ending the review period at .4%. Longer-term interest rates also fell with the ten-year Treasury note yield moving from 3.3% to 2.5%. Among fixed income sectors, corporate bonds had the highest return, 12.6% according to Bank of America Merrill Lynch. The sector benefited from falling interest rates, strong company fundamentals, and positive (although slow) economic growth. Mortgage-backed bonds had the smallest gain, returning 5.9%. Fear of an increase in prepayments on mortgages due to record low mortgage rates caused the sector to underperform.

The Fund’s bond investments were primarily allocated among investment grade corporate bonds (25.5% of Fund assets), mortgage-backed securities (9.5%), and U.S. government and municipal obligations (4.9%). The positive impact of the Fund’s overweight in corporate bonds offset the negative impact of its underweight in the Treasury sector. The Fund benefited in particular from its corporate bond security selection.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

40

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,008.82	$6.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.25	$6.88

Expense Example – Class B Shares
Actual	$1,000.00	$1,004.65	$10.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.74	$10.40

* Expenses are equal to the annualized expense ratio of 1.36% for Class A shares and 2.06% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

41

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/00 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index tracks the performance of U.S. dollar-denominated investment grade publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate and residential mortgage pass-through securities. Qualifying securities must have an investment grade rating. Qualifying U.S. Treasuries must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying U.S. agency, foreign government, supranational and corporate securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying residential mortgage pass-through securities include both fixed rate and hybrid securities publicly issued by U.S. agencies. 30-year, 20-year, 15-year and interest-only fixed rate mortgage pools are included in the Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon and $250 million per production year within each generic coupon. Hybrid mortgage pools that reset versus 1-year CMT, 1 year LIBOR or 6-month LIBOR during their adjustable rate period are also included in the Index provided they have at least $2.5 billion per generic coupon and $250 million per production year within each generic coupon. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 1.87% and .97%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 2.00% and 1.04%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

42

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—59.4%
		Consumer Discretionary—9.5%
78,300		American Greetings Corporation – Class “A”	$ 1,455,597
48,000	*	Big Lots, Inc.	1,596,000
43,600	*	BorgWarner, Inc.	2,294,232
60,600		Brown Shoe Company, Inc.	695,082
103,100		CBS Corporation – Class “B”	1,635,166
29,400	*	CEC Entertainment, Inc.	1,009,302
25,500		Coach, Inc.	1,095,480
51,100	*	GameStop Corporation – Class “A”	1,007,181
27,200		Guess?, Inc.	1,105,136
143,400		H&R Block, Inc.	1,857,030
55,700		Home Depot, Inc.	1,764,576
46,000		Limited Brands, Inc.	1,231,880
92,500	*	Lincoln Educational Services Corporation	1,332,925
27,700		McDonald’s Corporation	2,063,927
144,000	*	Morgans Hotel Group Company	1,054,080
147,500		Newell Rubbermaid, Inc.	2,626,975
9,200		NIKE, Inc. – Class “B”	737,288
164,400	*	Ruby Tuesday, Inc.	1,951,428
47,000	*	Steiner Leisure, Ltd.	1,790,700
228,600		Stewart Enterprises, Inc – Class “A”	1,232,154
49,800	*	TRW Automotive Holdings Corporation	2,069,688
49,400		Tupperware Brands Corporation	2,260,544
73,460		Wyndham Worldwide Corporation	2,017,946

			35,884,317

		Consumer Staples—7.6%
152,400		Altria Group, Inc.	3,660,648
36,600		Avon Products, Inc.	1,175,226
47,700		Coca-Cola Company	2,791,404
68,600		CVS Caremark Corporation	2,158,842
21,800	*	Dole Food Company, Inc.	199,470
12,900		Kellogg Company	651,579
57,800		Lance, Inc.	1,231,140
30,600		McCormick & Company, Inc.	1,286,424
85,900		Nu Skin Enterprises, Inc. – Class “A”	2,473,920
28,000		PepsiCo, Inc.	1,860,320
81,400		Philip Morris International, Inc.	4,560,028
32,400		Procter & Gamble Company	1,943,028

43

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2010

Shares		Security	Value

		Consumer Staples (continued)
13,740		Tootsie Roll Industries, Inc.	$ 341,851
50,100		Walgreen Company	1,678,350
53,400		Wal-Mart Stores, Inc.	2,857,968

			28,870,198

		Energy—4.2%
20,900		Anadarko Petroleum Corporation	1,192,345
30,900		ConocoPhillips	1,774,587
27,200		Ensco, PLC (ADR)	1,216,656
49,727		ExxonMobil Corporation	3,072,631
1,897		Hugoton Royalty Trust	37,921
26,686		Marathon Oil Corporation	883,307
67,800		Noble Corporation	2,290,962
27,800		Sasol, Ltd. (ADR)	1,245,162
90,100		Suncor Energy, Inc.	2,932,755
18,270	*	Transocean, Ltd.	1,174,578

			15,820,904

		Financials—7.4%
18,100		American Express Company	760,743
48,500		Ameriprise Financial, Inc.	2,295,505
75,600		Brookline Bancorp, Inc.	754,488
23,292		Capital One Financial Corporation	921,198
36,150		Discover Financial Services	602,982
130,000		Financial Select Sector SPDR Fund (ETF)	1,865,500
56,650		First Mercury Financial Corporation	571,032
100,700		FirstMerit Corporation	1,844,824
141,800		Hudson City Bancorp, Inc.	1,738,468
15,000		IBERIABANK Corporation	749,700
47,400		Invesco, Ltd.	1,006,302
63,800		JPMorgan Chase & Company	2,428,866
55,700		Morgan Stanley	1,374,676
164,500		New York Community Bancorp, Inc.	2,673,125
93,200		NewAlliance Bancshares, Inc.	1,176,184
65,300		SPDR KBW Regional Banking (ETF)	1,496,023
12,700		SPDR S&P 500 Trust (ETF)	1,449,324
122,572	*	Sunstone Hotel Investors, Inc. (REIT)	1,111,728

44

Shares		Security	Value

		Financials (continued)
36,500		U.S. Bancorp	$789,130
79,800		Urstadt Biddle Properties – Class “A” (REIT)	1,442,784
35,800		Wells Fargo & Company	899,654

			27,952,236

		Health Care—5.9%
56,200		Abbott Laboratories	2,935,888
17,000	*	Amgen, Inc.	936,870
18,500		Baxter International, Inc.	882,635
30,900	*	Genzyme Corporation	2,187,411
42,600	*	Gilead Sciences, Inc.	1,516,986
62,100		Johnson & Johnson	3,847,716
7,200	*	Laboratory Corporation of America Holdings	564,696
29,300		Medtronic, Inc.	983,894
35,700		Merck & Company, Inc.	1,314,117
151,280		Pfizer, Inc.	2,597,478
11,400	*	PSS World Medical, Inc.	243,732
42,200		Sanofi-Aventis (ADR)	1,403,150
23,000	*	St. Jude Medical, Inc.	904,820
38,400	*	Thermo Fisher Scientific, Inc.	1,838,592

			22,157,985

		Industrials—10.0%
31,700		3M Company	2,748,707
29,000		Alexander & Baldwin, Inc.	1,010,360
45,904	*	Altra Holdings, Inc.	676,166
61,500	*	Armstrong World Industries, Inc.	2,552,865
30,200		Baldor Electric Company	1,220,080
25,300		Caterpillar, Inc.	1,990,604
60,700	*	Chicago Bridge & Iron Company NV – NY Shares	1,484,115
29,200	*	Esterline Technologies Corporation	1,671,116
52,100		Generac Holdings, Inc.	710,644
43,200	*	General Electric Company	702,000
50,500		Honeywell International, Inc.	2,218,970
50,100		IDEX Corporation	1,779,051
17,700		Lockheed Martin Corporation	1,261,656
64,500	*	Mobile Mini, Inc.	989,430
19,600		Northrop Grumman Corporation	1,188,348
61,647	*	PGT, Inc.	140,555
31,300	*	Pinnacle Airlines Corporation	169,959
26,800		Raytheon Company	1,225,028

45

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2010

Shares		Security	Value

		Industrials (continued)
35,310		Republic Services, Inc.	$ 1,076,602
45,600		Snap-on, Inc.	2,120,856
148,500		TAL International Group, Inc.	3,596,670
70,500		Textainer Group Holdings, Ltd.	1,885,170
75,075		Tyco International, Ltd.	2,757,505
36,400		United Technologies Corporation	2,592,772

			37,769,229

		Information Technology—9.9%
57,700	*	Avago Technologies, Ltd.	1,298,827
166,300	*	Brocade Communications Systems, Inc.	971,192
24,500	*	CACI International, Inc. – Class “A”	1,108,870
109,900	*	Cisco Systems, Inc.	2,406,810
133,300	*	EMC Corporation	2,707,323
55,100		Hewlett-Packard Company	2,318,057
65,700		Intel Corporation	1,263,411
38,500		International Business Machines Corporation	5,164,390
57,000		Intersil Corporation – Class “A”	666,330
164,800		Microsoft Corporation	4,035,952
122,500		National Semiconductor Corporation	1,564,325
68,450	*	NCI, Inc. – Class “A”	1,295,074
90,100	*	Parametric Technology Corporation	1,760,554
76,400		QUALCOMM, Inc.	3,447,168
59,975	*	SRA International, Inc. – Class “A”	1,182,707
115,700	*	Symantec Corporation	1,755,169
71,300		Tyco Electronics, Ltd.	2,083,386
132,576		Western Union Company	2,342,618

			37,372,163

		Materials—3.2%
62,000		Bemis Company, Inc.	1,968,500
46,200		Celanese Corporation – Series “A”	1,483,020
29,000		Freeport-McMoRan Copper & Gold, Inc.	2,476,310
66,600		Olin Corporation	1,342,656
14,600		Praxair, Inc.	1,317,796
91,600		RPM International, Inc.	1,824,672
92,550		Temple-Inland, Inc.	1,726,983

			12,139,937

46

Shares or
Principal
Amount		Security	Value

		Telecommunication Services—1.5%
82,400		AT&T, Inc.	$ 2,356,640
101,100		Verizon Communications, Inc.	3,294,849

			5,651,489

		Utilities—.2%
32,100		Atmos Energy Corporation	938,925

Total Value of Common Stocks (cost $196,917,278)			224,557,383

		CORPORATE BONDS—27.1%
		Aerospace/Defense—.9%
$ 1,000	M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	1,104,450
1,000	M	Lockheed Martin Corp., 4.25%, 2019	1,092,202
1,000	M	United Technologies Corp., 6.125%, 2019	1,239,265

			3,435,917

		Agriculture—.6%
1,000	M	Cargill, Inc., 6%, 2017 (a)	1,183,999
1,000	M	Potash Corp. of Saskatchewan, Inc., 4.875%, 2020	1,065,090

			2,249,089

		Automotive—.3%
1,000	M	Daimler Chrysler NA, LLC, 6.5%, 2013	1,144,645

		Chemicals—.3%
1,000	M	Chevron Phillips Chemicals, Co., LLC, 8.25%, 2019 (a)	1,267,679

		Consumer Durables—.5%
1,000	M	Black & Decker Corp., 8.95%, 2014	1,233,557
700	M	Newell Rubbermaid, Inc., 6.75%, 2012	749,450

			1,983,007

		Energy—4.1%
1,000	M	Canadian Natural Resources, Ltd., 5.9%, 2018	1,167,705
500	M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	621,305
1,000	M	ConocoPhillips, 5.75%, 2019	1,201,562
1,000	M	DCP Midstream, LLC, 9.75%, 2019 (a)	1,332,721
500	M	Energy Transfer Partners, LP, 8.5%, 2014	594,120
1,000	M	Marathon Oil Corp., 7.5%, 2019	1,282,581
960	M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	1,049,348
1,000	M	Nabors Industries, Inc., 5.375%, 2012	1,060,621

47

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2010

Principal
Amount		Security	Value

		Energy (continued)
$ 1,000	M	Nexen, Inc., 6.4%, 2037	$ 1,093,315
1,000	M	Northern Border Partners, LP, 7.1%, 2011	1,025,430
1,000	M	Shell International Finance BV, 3.25%, 2015	1,064,047
500	M	Spectra Energy Capital, LLC, 6.2%, 2018	585,639
1,000	M	Suncor Energy, Inc., 6.1%, 2018	1,172,354
1,000	M	Valero Energy Corp., 9.375%, 2019	1,279,027
1,000	M	Weatherford International, Inc., 5.125%, 2020	1,024,264

			15,554,039

		Financial Services—2.4%
1,000	M	American Express Co., 7%, 2018	1,206,185
1,000	M	Ameriprise Financial, Inc., 5.3%, 2020	1,106,927
1,000	M	BlackRock, Inc., 5%, 2019	1,104,416
1,000	M	Caterpillar Financial Services Corp., 5.85%, 2017	1,177,233
1,000	M	CoBank, ACB, 7.875%, 2018 (a)	1,162,298
1,000	M	General Electric Capital Corp., 5.625%, 2017	1,118,729
1,000	M	Harley-Davidson Funding Corp., 5.75%, 2014 (a)	1,067,611
1,000	M	Prudential Financial Corp., 6%, 2017	1,130,244

			9,073,643

		Financials—2.9%
1,000	M	Barclays Bank, PLC, 5.125%, 2020	1,083,159
1,000	M	Citigroup, Inc., 6.375%, 2014	1,111,432
1,000	M	Goldman Sachs Group, Inc., 6.45%, 2036	1,006,082
1,000	M	JPMorgan Chase & Co., 6%, 2018	1,143,691
1,000	M	Merrill Lynch & Co., Inc., 5%, 2015	1,065,999
1,000	M	Morgan Stanley, 5.3%, 2013	1,077,543
1,000	M	Siemens Financieringsmaatschappij NV, 5.75%, 2016 (a)	1,178,992
1,000	M	SunTrust Banks, Inc., 6%, 2017	1,084,616
1,000	M	UBS AG, 5.875%, 2017	1,133,171
1,000	M	Wells Fargo & Co., 5.625%, 2017	1,140,695

			11,025,380

		Food/Beverage/Tobacco—2.8%
1,000	M	Altria Group, Inc., 9.7%, 2018	1,355,640
1,000	M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 2019 (a)	1,246,694
1,000	M	Bottling Group, LLC, 5.125%, 2019	1,149,557
1,000	M	Bunge Limited Finance Corp., 5.35%, 2014	1,068,411
1,000	M	ConAgra Foods, Inc., 5.875%, 2014	1,142,634
1,000	M	Corn Products International, Inc., 4.625%, 2020	1,025,012

48

Principal
Amount		Security	Value

		Food/Beverage/Tobacco (continued)
$ 1,000	M	Diageo Capital, PLC, 5.75%, 2017	$ 1,181,950
1,000	M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	1,239,140
1,000	M	Philip Morris International, Inc., 5.65%, 2018	1,172,656

			10,581,694

		Forest Products/Containers—.2%
650	M	International Paper Co., 9.375%, 2019	844,560

		Health Care—1.3%
1,000	M	Biogen IDEC, Inc., 6.875%, 2018	1,175,176
1,000	M	Novartis, 5.125%, 2019	1,150,110
1,000	M	Pfizer, Inc., 6.2%, 2019	1,233,349
1,000	M	Roche Holdings, Inc., 6%, 2019 (a)	1,213,525

			4,772,160

		Information Technology—1.5%
1,000	M	Adobe Systems, Inc., 4.75%, 2020	1,078,420
1,000	M	Dell, Inc., 5.875%, 2019	1,162,403
1,000	M	International Business Machines Corp., 8.375%, 2019	1,400,327
1,000	M	Pitney Bowes, Inc., 5%, 2015	1,081,107
1,000	M	Xerox Corp., 5.5%, 2012	1,064,429

			5,786,686

		Manufacturing—.9%
1,000	M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	1,216,174
1,000	M	John Deere Capital Corp., 5.35%, 2018	1,160,798
1,000	M	Johnson Controls, Inc., 5%, 2020	1,101,100

			3,478,072

		Media-Broadcasting—1.6%
1,000	M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	1,367,521
1,000	M	Comcast Corp., 5.15%, 2020	1,094,955
		Cox Communications, Inc.:
500	M	5.5%, 2015	563,300
500	M	8.375%, 2039 (a)	673,379
1,000	M	DirecTV Holdings, LLC, 7.625%, 2016	1,116,285
1,000	M	Time Warner Cable, Inc., 6.2%, 2013	1,127,270

			5,942,710

49

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2010

Principal
Amount		Security	Value

		Media-Diversified—.5%
$ 1,000	M	McGraw-Hill Cos., Inc., 5.9%, 2017	$ 1,131,235
500	M	News America, Inc., 5.3%, 2014	564,832

			1,696,067

		Metals/Mining—1.5%
1,000	M	Alcoa, Inc., 6.15%, 2020	1,030,040
1,000	M	ArcelorMittal, 6.125%, 2018	1,083,178
1,000	M	Newmont Mining Corp., 5.125%, 2019	1,120,707
1,000	M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	1,207,808
1,000	M	Vale Overseas, Ltd., 5.625%, 2019	1,107,416

			5,549,149

		Real Estate Investment Trusts—.6%
1,000	M	ProLogis, 7.625%, 2014	1,081,621
1,000	M	Simon Property Group, LP, 5.75%, 2015	1,140,022

			2,221,643

		Retail General Merchandise—.3%
1,000	M	Home Depot, Inc., 5.875%, 2036	1,069,749

		Telecommunications—.9%
1,000	M	AT&T, Inc., 5.8%, 2019	1,194,068
800	M	GTE Corp., 6.84%, 2018	949,734
1,000	M	Verizon Communications, Inc., 8.75%, 2018	1,362,827

			3,506,629

		Transportation—.2%
500	M	GATX Corp., 8.75%, 2014	591,039

		Utilities—2.5%
1,000	M	Atmos Energy Corp., 8.5%, 2019	1,302,020
1,000	M	Consolidated Edison Co. of New York, 7.125%, 2018	1,288,703
1,000	M	E. ON International Finance BV, 5.8%, 2018 (a)	1,185,197
1,000	M	Electricite de France SA, 6.5%, 2019 (a)	1,223,327
1,000	M	Exelon Generation Co., LLC, 6.2%, 2017	1,174,095
649	M	Great River Energy Co., 5.829%, 2017 (a)	729,376
1,000	M	Ohio Power Co., 5.375%, 2021	1,143,115
1,000	M	Sempra Energy, 9.8%, 2019	1,396,322

			9,442,155

50

Principal
Amount		Security	Value

		Waste Management—.3%
$ 1,000	M	Allied Waste NA, Inc., 7.125%, 2016	$ 1,072,491

Total Value of Corporate Bonds (cost $92,529,361)			102,288,203

		RESIDENTIAL MORTGAGE-BACKED
		SECURITIES—9.2%
		Fannie Mae—5.5%
10,294	M	5.5%, 5/1/2033 – 10/1/2039	11,028,217
5,752	M	6%, 5/1/2036 – 8/1/2037	6,206,214
1,879	M	6.5%, 11/1/2033 – 6/1/2036	2,067,489
1,259	M	7%, 3/1/2032 – 8/1/2032	1,450,355

			20,752,275

		Freddie Mac—3.7%
1,000	M	4.5%, 9/1/2040	1,041,417
9,505	M	5.5%, 5/1/2038 – 1/1/2040	10,089,781
2,604	M	6%, 9/1/2032 – 5/1/2038	2,815,742

			13,946,940

Total Value of Residential Mortgage-Backed Securities (cost $33,311,174)			34,699,215

		MUNICIPAL BONDS—1.8%
1,000	M	Atlanta GA Wtr. & Wastewtr. Rev. Series “A”, 6%, 2029	1,130,320
1,000	M	Lower Colorado River Auth. TX Rev., 5.5%, 2033	1,096,230
1,000	M	Massachusetts St. Hlth. & Educ. Facs. Series “A”, 5%, 2034	1,109,260
1,000	M	Minnesota State Ref. Various Purpose, Series “H”, 5%, 2029	1,140,500
1,000	M	North Carolina State Pub. Impt. Series “A”, 5%, 2027	1,167,790
1,000	M	Salt River Proj. AZ Agric. Impt. & Pwr. Dist. Elec. Sys.
		Rev. Series “A”, 5%, 2029	1,113,100

Total Value of Municipal Bonds (cost $6,273,372)			6,757,200

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.4%
		Fannie Mae:
1,000	M	2.5%, 2014	1,050,340
1,000	M	1.625%, 2015	1,000,815
1,000	M	Federal Farm Credit Bank, 1.75%, 2013	1,022,483

51

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2010

Principal
Amount		Security		Value

		Tennessee Valley Authority:
$ 1,000	M	4.375%, 2015		$ 1,128,768
1,000	M	4.5%, 2018		1,147,366

Total Value of U.S. Government Agency Obligations (cost $5,038,720)				5,349,772

		U.S. GOVERNMENT FDIC
		GUARANTEED DEBT—.3%
		Financials
1,000	M	Citigroup Funding, Inc., 1.875%, 2012 (cost $1,002,718)		1,026,034

		SHORT-TERM CORPORATE NOTES—1.4%
		Money Market Fund
5,300	M	First Investors Cash Reserve Fund, .22%
		(cost $5,300,000) (b)		5,300,000

Total Value of Investments (cost $340,372,623)			100.6%	379,977,807
Excess of Liabilities Over Other Assets			(.6)	(2,152,819)

Net Assets			100.0%	$377,824,988

* Non-income producing

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(b) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

52

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$224,557,383	$—	$—	$224,557,383
Corporate Bonds	—	102,288,203	—	102,288,203
Residential Mortgage-Backed
Securities	—	34,699,215	—	34,699,215
Municipal Bonds	—	6,757,200	—	6,757,200
U.S. Government Agency
Obligations	—	5,349,772	—	5,349,772
U.S. Government FDIC
Guaranteed Debt	—	1,026,034	—	1,026,034
Money Market Fund	5,300,000	—	—	5,300,000
Total Investments in Securities*	$229,857,383	$150,120,424	$—	$379,977,807

* The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

See notes to financial statements	53

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Value Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 9.8% for Class A shares and 9.0% for Class B shares, including dividends of 9.3 cents per share on Class A shares and 4.9 cents per share on Class B shares.

During the review period, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headlines, creating periods of high volatility. The environment remained more macro driven, as the Federal Reserve, the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses. Many of those actions have taken a negative tone, which hurt certain sectors, including health care and financials.

The materials sector provided the highest return for the Fund, as its holdings in companies such as chemical giant DuPont and packaging companies Sonoco Products and Bemis led the way. Consumer staples was also an area of strength for the Fund reflecting good performance from packaged food companies like Sara Lee and Kraft Foods, as well as Ruddick, which operates the Harris & Teeter grocery chain in the southeast U.S. Other holdings that were among the most positive contributors for the review period included discount retailer Family Dollar Stores and communications giant Verizon Communications.

On a relative basis, the financials sector was the Fund’s top performer. The financials sector was the only major sector of the S&P 500 Index to generate a negative return during the review period. The Fund’s holdings in the sector, however, managed to turn in a positive return due to holdings in companies such as insurer Erie Indemnity, insurer and asset manager Ameriprise Financial, and real estate investment trusts Plum Creek Timber and First Potomac Realty.

The information technology sector was the Fund’s weakest sector on a relative basis compared with the S&P 500 Index. While part of the reason was that the Fund did not own several high-flying momentum stocks that are part of the S&P 500 Index, it also reflected poor performance from holdings such as mobile phone maker Nokia and semiconductor producer Intersil.

The Fund benefited from its multi-cap approach during the review period, as small-and mid-cap stocks performed better than large caps. The Fund carries a lower weighting in large caps than does the Index.

54

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

55

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$990.72	$6.94
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.10	$7.03

Expense Example – Class B Shares
Actual	$1,000.00	$986.97	$10.41
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.59	$10.56

* Expenses are equal to the annualized expense ratio of 1.39% for Class A shares and 2.09% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

56

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Value Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Value Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

57

Portfolio of Investments
VALUE FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—95.5%
		Consumer Discretionary—12.1%
132,600		American Eagle Outfitters, Inc.	$ 1,983,696
50,400		Best Buy Company, Inc.	2,057,832
38,800		Bob Evans Farms, Inc.	1,089,116
52,100		Carnival Corporation	1,990,741
76,800		Cinemark Holdings, Inc.	1,236,480
101,400		Comcast Corporation – Special Shares “A”	1,724,814
40,300		Fortune Brands, Inc.	1,983,969
57,000		Genuine Parts Company	2,541,630
126,600		H&R Block, Inc.	1,639,470
71,700		Home Depot, Inc.	2,271,456
78,700		J.C. Penney Company, Inc.	2,139,066
119,300		Lowe’s Companies, Inc.	2,659,197
88,100		Macy’s, Inc.	2,034,229
26,900		McDonald’s Corporation	2,004,319
83,400		Newell Rubbermaid, Inc.	1,485,354
35,900		Omnicom Group, Inc.	1,417,332
128,400	*	Ruby Tuesday, Inc.	1,524,108
126,000		Stage Stores, Inc.	1,638,000
88,900		Staples, Inc.	1,859,788
64,633		Time Warner, Inc.	1,981,001
113,400		Walt Disney Company	3,754,674
32,620		Wyndham Worldwide Corporation	896,071

			41,912,343

		Consumer Staples—17.8%
60,400		Archer-Daniels-Midland Company	1,927,968
88,800		Avon Products, Inc.	2,851,368
27,700		Clorox Company	1,849,252
74,600		Coca-Cola Company	4,365,592
74,500		ConAgra Foods, Inc.	1,634,530
47,800		Costco Wholesale Corporation	3,082,622
68,800		CVS/Caremark Corporation	2,165,136
54,500		Diageo, PLC (ADR)	3,761,045
44,300		H.J. Heinz Company	2,098,491
48,400		Hershey Corporation	2,303,356
73,100		Kimberly-Clark Corporation	4,755,155
169,700		Kraft Foods, Inc. – Class “A”	5,236,942
92,200		Kroger Company	1,997,052
64,700		Lance, Inc.	1,378,110
28,600		McCormick & Company, Inc.	1,202,344

58

Shares	Security	Value

	Consumer Staples (continued)
79,013	PepsiCo, Inc.	$ 5,249,624
79,600	Philip Morris International, Inc.	4,459,192
26,600	Procter & Gamble Company	1,595,202
57,450	Safeway, Inc.	1,215,642
88,000	Walgreen Company	2,948,000
104,800	Wal-Mart Stores, Inc.	5,608,896

		61,685,519

	Energy—8.2%
58,917	Chevron Corporation	4,775,223
69,700	ConocoPhillips	4,002,871
40,300	Devon Energy Corporation	2,609,022
31,300	Diamond Offshore Drilling, Inc.	2,121,201
54,500	ExxonMobil Corporation	3,367,555
27,700	Hess Corporation	1,637,624
105,600	Marathon Oil Corporation	3,495,360
62,700	Royal Dutch Shell, PLC – Class “A” (ADR)	3,780,810
60,000	Tidewater, Inc.	2,688,600

		28,478,266

	Financials—14.0%
38,300	ACE, Ltd.	2,230,975
54,300	Allstate Corporation	1,713,165
42,700	Ameriprise Financial, Inc.	2,020,991
45,200	Aspen Insurance Holdings, Ltd.	1,368,656
147,800	Bank Mutual Corporation	767,082
130,887	Bank of America Corporation	1,715,929
97,728	Bank of New York Mellon Corporation	2,553,633
42,403	Capital One Financial Corporation	1,677,039
48,656	Chubb Corporation	2,772,905
65,847	Cincinnati Financial Corporation	1,899,686
47,700	Comerica, Inc.	1,772,055
40,200	EMC Insurance Group, Inc.	857,064
85,900	First Potomac Realty Trust (REIT)	1,288,500
95,800	FirstMerit Corporation	1,755,056
136,600	Hudson City Bancorp, Inc.	1,674,716
33,600	IBERIABANK Corporation	1,679,328
91,900	Invesco, Ltd.	1,951,037
216,600	Investors Real Estate Trust (REIT)	1,815,108
103,100	JPMorgan Chase & Company	3,925,017
63,500	Morgan Stanley	1,567,180

59

Portfolio of Investments (continued)
VALUE FUND
September 30, 2010

Shares		Security	Value

		Financials (continued)
136,100		NewAlliance Bancshares, Inc.	$ 1,717,582
145,300		People’s United Financial, Inc.	1,901,977
31,900		PNC Financial Services Group, Inc.	1,655,929
59,800		Protective Life Corporation	1,301,248
53,000		Tower Group, Inc.	1,237,550
103,000		Wells Fargo & Company	2,588,390
118,400		Westfield Financial, Inc.	923,520

			48,331,318

		Health Care—8.7%
105,800		Abbott Laboratories	5,526,992
42,800		Baxter International, Inc.	2,041,988
23,500		Becton, Dickinson & Company	1,741,350
18,200		Covidien, PLC	731,458
62,500		GlaxoSmithKline, PLC (ADR)	2,470,000
97,900		Johnson & Johnson	6,065,884
70,600		Medtronic, Inc.	2,370,748
59,911		Merck & Company. Inc.	2,205,324
57,100		Novartis AG (ADR)	3,292,957
205,900		Pfizer, Inc.	3,535,303

			29,982,004

		Industrials—11.8%
38,600		3M Company	3,347,006
39,500		ABM Industries, Inc.	852,805
31,500		Alexander & Baldwin, Inc.	1,097,460
33,600	*	Armstrong World Industries, Inc.	1,394,736
50,400		Avery Dennison Corporation	1,870,848
27,600		Baldor Electric Company	1,115,040
58,800		Con-way, Inc.	1,822,212
60,200		Curtiss-Wright Corporation	1,824,060
51,500		Dover Corporation	2,688,815
55,400		Equifax, Inc.	1,728,480
45,100		General Dynamics Corporation	2,832,731
156,800		General Electric Company	2,548,000
75,500		Honeywell International, Inc.	3,317,470
57,900		Illinois Tool Works, Inc.	2,722,458
59,500		ITT Corporation	2,786,385
23,500		Lockheed Martin Corporation	1,675,080
51,600		Pitney Bowes, Inc.	1,103,208

60

Shares		Security	Value

		Industrials (continued)
47,800		Textainer Group Holdings, Ltd.	$ 1,278,172
36,075		Tyco International, Ltd.	1,325,035
50,400		United Parcel Service, Inc. – Class “B”	3,361,176

			40,691,177

		Information Technology—8.9%
83,700		Automatic Data Processing, Inc.	3,517,911
76,400		AVX Corporation	1,055,848
62,265		Bel Fuse, Inc. – Class “B”	1,296,357
56,900	*	Electronic Arts, Inc.	934,867
91,800		Hewlett-Packard Company	3,862,026
83,700		Intel Corporation	1,609,551
140,100		Intersil Corporation – Class “A”	1,637,769
58,225		Methode Electronics, Inc.	528,683
174,200		Microsoft Corporation	4,266,158
86,800		Molex, Inc.	1,816,724
121,500		National Semiconductor Corporation	1,551,555
132,300		Nokia Corporation – Class “A” (ADR)	1,326,969
47,700		QUALCOMM, Inc.	2,152,224
72,000		Texas Instruments, Inc.	1,954,080
51,275		Tyco Electronics, Ltd.	1,498,255
100,600		Western Union Company	1,777,602

			30,786,579

		Materials—5.4%
10,900		Air Products & Chemicals, Inc.	902,738
76,200		Alcoa, Inc.	922,782
91,800		Bemis Company, Inc.	2,914,650
22,600		Compass Minerals International, Inc.	1,731,612
109,100		Dow Chemical Company	2,995,886
78,500		DuPont (E.I.) de Nemours & Company	3,502,670
107,500		Glatfelter	1,307,200
13,500		H.B. Fuller Company	268,245
26,800		PPG Industries, Inc.	1,951,040
62,300		Sonoco Products Company	2,083,312

			18,580,135

61

Portfolio of Investments (continued)
VALUE FUND
September 30, 2010

Shares or
Principal
Amount		Security	Value

		Telecommunication Services—4.1%
172,830		AT&T, Inc.	$ 4,942,938
29,045		CenturyTel, Inc.	1,146,116
23,900		Telephone & Data Systems, Inc.	783,920
47,000		Telephone & Data Systems, Inc. – Special Shares	1,332,450
189,128		Verizon Communications, Inc.	6,163,681

			14,369,105

		Utilities—4.5%
50,900		American Electric Power Company, Inc.	1,844,107
48,700		Duke Energy Corporation	862,477
73,650		MDU Resources Group, Inc.	1,469,317
43,600		NextEra Energy, Inc.	2,371,404
130,300		NiSource, Inc.	2,267,220
36,800		ONEOK, Inc.	1,657,472
87,600		Portland General Electric Company	1,776,528
56,300		Southwest Gas Corporation	1,891,117
61,700		Vectren Corporation	1,596,179

			15,735,821

Total Value of Common Stocks (cost $308,046,497)			330,552,267

		PREFERRED STOCKS—.4%
		Telecommunication Services
49,500		AT&T, Inc., 6.375%, 2056 (cost $1,235,523)	1,343,925

		SHORT-TERM INVESTMENTS—4.0%
		Money Market Fund
$ 13,780	M	First Investors Cash Reserve Fund, .22%
		(cost $13,780,000)**	13,780,000

Total Value of Investments (cost $323,062,020)		99.9%	345,676,192
Other Assets, Less Liabilities		.1	182,201

Net Assets		100.0%	$345,858,393

62

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR American Depositary Receipts

REIT Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$330,552,267	$—	$—	$330,552,267
Preferred Stocks	1,343,925	—	—	1,343,925
Money Market Fund	13,780,000	—	—	13,780,000
Total Investments in Securities*	$345,676,192	$—	$—	$345,676,192

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

See notes to financial statements	63

Portfolio Manager’s Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 6.4% for Class A shares and 5.6% for Class B shares, including dividends of 19.7 cents per share on Class A shares and 7.0 cents per share on Class B shares.

During the review period, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headlines, creating periods of high volatility. The environment remained more macro driven, as the Federal Reserve, the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses. Many of these actions have taken a negative tone, which hurt certain sectors, including health care and financials.

The Fund’s return lagged the S&P 500 Index during the review period, as its holdings in the information technology and consumer discretionary sectors failed to keep pace. To a large degree, it reflected the Fund’s discipline of not chasing high-flying stocks without regard to their valuation. In addition, shares in holdings such as mobile phone maker Nokia, software giant Microsoft, and desktop publishing software developer Adobe Systems detracted from performance. And while the Fund benefited from a 50% gain in Apple, its weighting was roughly half of its weight in the benchmark Index. Within consumer discretionary, holdings in shares of tax preparation firm H&R Block and retailers such as Kohl’s and Staples performed poorly and caused the Fund to lag in the sector relative to the S&P 500 Index. Similar to technology, the Fund was also underexposed to many momentum stocks that drove the performance of the Index.

Another headwind faced by the Fund is that it focuses primarily on the large-cap sector of the market, which has generally not kept up with mid- and small-cap stocks. The Fund had a greater percentage of large-cap holdings than the S&P 500 Index.

Relative to the S&P 500 Index, the financials sector was the top performer for the Fund. The financials sector was the only major sector of the S&P 500 Index to generate a negative return during the review period. The Fund’s holdings in the sector, however, managed to turn in a slightly positive return due to solid performance by companies such as insurer and asset manager Ameriprise Financial, Warren Buffett’s Berkshire Hathaway, and American Express.

64

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

65

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$966.86	$7.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.70	$7.44

Expense Example – Class B Shares
Actual	$1,000.00	$963.46	$10.68
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.19	$10.96

* Expenses are equal to the annualized expense ratio of 1.47% for Class A shares and 2.17% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

66

Cumulative Performance Information (unaudited)
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (1.47%) and (3.65%), respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (1.39%) and (3.58%), respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

67

Portfolio of Investments
BLUE CHIP FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—99.2%
		Consumer Discretionary—9.1%
56,800		Best Buy Company, Inc.	$ 2,319,144
173,850		Comcast Corporation – Special Class “A”	2,957,189
147,400		H&R Block, Inc.	1,908,830
81,000		Home Depot, Inc.	2,566,080
48,300	*	Kohl’s Corporation	2,544,444
177,100		Lowe’s Companies, Inc.	3,947,559
29,100		McDonald’s Corporation	2,168,241
52,800		Omnicom Group, Inc.	2,084,544
114,700		Staples, Inc.	2,399,524
57,500		Target Corporation	3,072,800
88,133		Time Warner, Inc.	2,701,276
64,400		Viacom, Inc. – Class “B”	2,330,636
109,100		Walt Disney Company	3,612,301

			34,612,568

		Consumer Staples—15.7%
80,600		Avon Products, Inc.	2,588,066
41,515		Clorox Company	2,771,542
98,100		Coca-Cola Company	5,740,812
46,900		Costco Wholesale Corporation	3,024,581
128,000		CVS Caremark Corporation	4,028,160
38,300		Kellogg Company	1,934,533
73,900		Kimberly-Clark Corporation	4,807,195
128,024		Kraft Foods, Inc. – Class “A”	3,950,821
97,200		Kroger Company	2,105,352
116,000		PepsiCo, Inc.	7,707,040
88,500		Philip Morris International, Inc.	4,957,770
91,960		Procter & Gamble Company	5,514,841
115,000		Walgreen Company	3,852,500
127,230		Wal-Mart Stores, Inc.	6,809,350

			59,792,563

		Energy—10.5%
102,000		Chevron Corporation	8,267,100
89,870		ConocoPhillips	5,161,234
48,500		Devon Energy Corporation	3,139,890
167,100		ExxonMobil Corporation	10,325,109
59,890		Halliburton Company	1,980,562
35,200		Hess Corporation	2,081,024

68

Shares		Security	Value

		Energy (continued)
82,900		Marathon Oil Corporation	$ 2,743,990
65,900		Noble Corporation	2,226,761
65,100		Schlumberger, Ltd.	4,010,811

			39,936,481

		Financials—13.3%
52,400		ACE, Ltd.	3,052,300
60,700		Allstate Corporation	1,915,085
88,800		American Express Company	3,732,264
70,500		Ameriprise Financial, Inc.	3,336,765
170,236		Bank of America Corporation	2,231,794
147,587		Bank of New York Mellon Corporation	3,856,448
50,600		Capital One Financial Corporation	2,001,230
50,700		Chubb Corporation	2,889,393
170,800		Hudson City Bancorp, Inc.	2,094,008
173,668		JPMorgan Chase & Company	6,611,541
89,500		Marsh & McLennan Companies, Inc.	2,158,740
56,000		MetLife, Inc.	2,153,200
84,600		Morgan Stanley	2,087,928
46,400		Northern Trust Corporation	2,238,336
75,100		State Street Corporation	2,828,266
57,700		Travelers Companies, Inc.	3,006,170
86,500		U.S. Bancorp	1,870,130
106,500		Wells Fargo & Company	2,676,345

			50,739,943

		Health Care—15.9%
122,600		Abbott Laboratories	6,404,624
69,900	*	Amgen, Inc.	3,852,189
69,800		Bristol-Myers Squibb Company	1,892,278
30,600		C.R. Bard, Inc.	2,491,758
49,100		Covidien, PLC	1,973,329
54,400	*	Gilead Sciences, Inc.	1,937,184
169,200		Johnson & Johnson	10,483,632
41,400	*	Life Technologies Corp.	1,932,966
26,800		McKesson Corporation	1,655,704
104,300		Medtronic, Inc.	3,502,394
97,000		Merck & Company. Inc.	3,570,570
77,300		Novartis AG (ADR)	4,457,891
354,078		Pfizer, Inc.	6,079,519
39,100		Quest Diagnostics, Inc.	1,973,377

69

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2010

Shares		Security	Value

		Health Care (continued)
61,100	*	St. Jude Medical, Inc.	$ 2,403,674
39,500		Teva Pharmaceutical Industries, Ltd. (ADR)	2,083,625
41,450	*	Thermo Fisher Scientific, Inc.	1,984,626
37,600	*	Zimmer Holdings, Inc.	1,967,608

			60,646,948

		Industrials—11.1%
43,400		3M Company	3,763,214
37,100		Emerson Electric Company	1,953,686
385,300		General Electric Company	6,261,125
65,900		Honeywell International, Inc.	2,895,646
43,500		Illinois Tool Works, Inc.	2,045,370
79,800		Ingersoll-Rand, PLC	2,849,658
68,300		ITT Corporation	3,198,489
44,900		Lockheed Martin Corporation	3,200,472
37,600		Northrop Grumman Corporation	2,279,688
46,500		Raytheon Company	2,125,515
64,300		Republic Services, Inc.	1,960,507
67,475		Tyco International, Ltd.	2,478,357
36,600		United Parcel Service, Inc. – Class “B”	2,440,854
65,500		United Technologies Corporation	4,665,565

			42,118,146

		Information Technology—17.4%
186,900		Activision Blizzard, Inc.	2,022,258
84,300	*	Adobe Systems, Inc.	2,204,445
16,900	*	Apple, Inc.	4,795,375
49,000		Automatic Data Processing, Inc.	2,059,470
97,500		CA, Inc.	2,059,200
275,200	*	Cisco Systems, Inc.	6,026,880
136,425	*	EMC Corporation	2,770,792
135,000		Hewlett-Packard Company	5,679,450
281,700		Intel Corporation	5,417,091
42,900		International Business Machines Corporation	5,754,606
506,345		Microsoft Corporation	12,400,389
174,000		Oracle Corporation	4,671,900
79,270		QUALCOMM, Inc.	3,576,662

70

Shares or
Principal
Amount			Security		Value

			Information Technology (continued)
131,900		*	Symantec Corporation		$ 2,000,923
99,600			Texas Instruments, Inc.		2,703,144
131,900			Western Union Company		2,330,673

					66,473,258

			Materials—1.4%
91,200			Dow Chemical Company		2,504,352
66,300			DuPont (E.I.) de Nemours & Company		2,958,306

					5,462,658

			Telecommunication Services—3.4%
201,300			AT&T, Inc.		5,757,180
215,200			Verizon Communications, Inc.		7,013,368

					12,770,548

			Utilities—1.4%
62,500			American Electric Power, Inc.		2,264,375
58,300			NextEra Energy, Inc.		3,170,937

					5,435,312

Total Value of Common Stocks (cost $307,043,743)					377,988,425

			SHORT-TERM INVESTMENTS—.9%
			Money Market Fund
$ 3,295	M		First Investors Cash Reserve Fund, .22%
			(cost $3,295,000)**		3,295,000

Total Value of Investments (cost $310,338,743)				100.1%	381,283,425
Excess of Liabilities Over Other Assets				(.1)	(203,814)

Net Assets				100.0%	$381,079,611

71

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2010

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR American Depositary Receipts

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$377,988,425	$—	$—	$377,988,425
Money Market Fund	3,295,000	—	—	3,295,000
Total Investments in Securities*	$381,283,425	$—	$—	$381,283,425

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

72	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 9.0% for Class A shares and 8.2% for Class B shares, including dividends of 7.1 cents per share on Class A shares and .3 cents per share on B shares.

During the review period, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headlines, creating periods of high volatility. The environment remained more macro driven, as the Federal Reserve, the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses. Many of these actions were perceived as being negative for business, impacting whole sectors or industries. Industries such as health care, energy, financials and education were greatly impacted by governmental initiatives, and saw their share prices affected during the period.

The Fund’s weightings in consumer staples and industrials increased throughout the year, as these sectors demonstrated solid growth in earnings and benefited from cost control programs. Overall stock selection and weightings benefited the Fund’s relative performance most notably within these sectors. Additionally, better stock selection also aided investments within utilities and materials.

Notable individual performers within consumer staples included shares of direct seller of beauty products and nutriceuticals Nu Skin Enterprises, spice and flavorings maker McCormick, and tobacco giant Altria Group. The Fund also benefited from the take-over of small-cap personal products maker Chattem by French pharmaceutical giant Sanofi-Aventis. Within industrials, shares of Honeywell, United Technologies, 3M, and Caterpillar were the top larger-cap companies. The overall top performers were two investments in ocean freight container leasing companies, TAL International and Tex-tainer Group Holdings, which benefited from a strong resurgence of global commerce, positively impacting their pricing and utilization.

The Fund remained underweight in the volatile energy sector, as natural gas remained plentiful and its pricing reflected that fact by dropping 30% since the beginning of 2010. Oil had its own volatile year, but remained only modestly above last year’s price levels. However, the energy sector performed well during the period and our relative underweight and poor stock selection hurt results. The Fund’s investments within technology also impacted results. Poor stock selection in the Fund’s larger-cap, longer-term holdings, such as Cisco Systems, Nokia, Hewlett Packard and Microsoft,

73

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

hurt performance. In addition, a slowdown in government procurement impacted the results of the Fund’s investments in defense-related IT services firms.

The strength of “growth” investments over “value” also influenced the Fund’s return during the period. With the Fund’s strategy, valuation metrics tend to be important in our process, as we have followed a “growth at a reasonable price” philosophy. The stocks owned by the Fund therefore have tended to have a more “value” bias recently, and we were negatively impacted by the market’s shift toward growth. Additionally, shares of dividend-paying issues also lagged. This detracted from the Fund’s performance, since it has a policy of investing in dividend-paying stocks, and therefore had more than 75% of its portfolio invested in dividend-paying companies.

The Fund maintained a diverse market capitalization allocation during the period, ending with 58% large cap, 14% mid cap and 28% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. While the large-cap segment underperformed the benchmark, the mid- and small-cap components delivered better relative results.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

74

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$969.05	$6.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.10	$7.03

Expense Example – Class B Shares
Actual	$1,000.00	$964.51	$10.29
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.59	$10.56

* Expenses are equal to the annualized expense ratio of 1.39% for Class A shares and 2.09% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

75

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

76

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—96.0%
		Consumer Discretionary—15.3%
195,000		American Greetings Corporation – Class “A”	$ 3,625,050
135,000	*	Big Lots, Inc.	4,488,750
120,000	*	BorgWarner, Inc.	6,314,400
168,300		Brown Shoe Company, Inc.	1,930,401
275,000		CBS Corporation – Class “B”	4,361,500
80,000	*	CEC Entertainment, Inc.	2,746,400
70,000		Coach, Inc.	3,007,200
160,000	*	GameStop Corporation – Class “A”	3,153,600
75,000		Guess?, Inc.	3,047,250
390,000		H&R Block, Inc.	5,050,500
160,000		Home Depot, Inc.	5,068,800
125,000		Limited Brands, Inc.	3,347,500
259,000	*	Lincoln Educational Services Corporation	3,732,190
85,000		McDonald’s Corporation	6,333,350
445,000	*	Morgans Hotel Group Company	3,257,400
400,000		Newell Rubbermaid, Inc.	7,124,000
25,000		NIKE, Inc. – Class “B”	2,003,500
450,000	*	Ruby Tuesday, Inc.	5,341,500
128,000	*	Steiner Leisure, Ltd.	4,876,800
631,800		Stewart Enterprises, Inc. – Class “A”	3,405,402
140,000	*	TRW Automotive Holdings Corporation	5,818,400
140,000		Tupperware Brands Corporation	6,406,400
200,000		Wyndham Worldwide Corporation	5,494,000

			99,934,293

		Consumer Staples—12.4%
420,000		Altria Group, Inc.	10,088,400
100,000		Avon Products, Inc.	3,211,000
135,000		Coca-Cola Company	7,900,200
200,000		CVS Caremark Corporation	6,294,000
60,000	*	Dole Food Company, Inc.	549,000
40,000		Kellogg Company	2,020,400
160,000		Lance, Inc.	3,408,000
95,000		McCormick & Company, Inc.	3,993,800
250,000		Nu Skin Enterprises, Inc. – Class “A”	7,200,000
76,000		PepsiCo, Inc.	5,049,440
225,000		Philip Morris International, Inc.	12,604,500
90,562		Procter & Gamble Company	5,431,003

77

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2010

Shares		Security	Value

		Consumer Staples (continued)
42,913		Tootsie Roll Industries, Inc.	$ 1,067,675
140,000		Walgreen Company	4,690,000
146,250		Wal-Mart Stores, Inc.	7,827,300

			81,334,718

		Energy—6.7%
58,046		Anadarko Petroleum Corporation	3,311,524
87,750		ConocoPhillips	5,039,483
75,000		Ensco, PLC (ADR)	3,354,750
135,490		ExxonMobil Corporation	8,371,927
6,920		Hugoton Royalty Trust	138,331
76,519		Marathon Oil Corporation	2,532,779
182,700		Noble Corporation	6,173,433
78,000		Sasol, Ltd. (ADR)	3,493,620
237,900		Suncor Energy, Inc.	7,743,645
53,208	*	Transocean, Ltd.	3,420,742

			43,580,234

		Financials—12.1%
50,700		American Express Company	2,130,921
135,000		Ameriprise Financial, Inc.	6,389,550
210,600		Brookline Bancorp, Inc.	2,101,788
63,745		Capital One Financial Corporation	2,521,115
97,500		Discover Financial Services	1,626,300
400,000		Financial Select Sector SPDR Fund (ETF)	5,740,000
175,500		First Mercury Financial Corporation	1,769,040
275,000		FirstMerit Corporation	5,038,000
390,000		Hudson City Bancorp, Inc.	4,781,400
40,000		IBERIABANK Corporation	1,999,200
130,000		Invesco, Ltd.	2,759,900
173,062		JPMorgan Chase & Company	6,588,470
165,750		Morgan Stanley	4,090,710
450,000		New York Community Bancorp, Inc.	7,312,500
265,000		NewAlliance Bancshares, Inc.	3,344,300
200,000		SPDR KBW Regional Banking (ETF)	4,582,000
35,000		SPDR S&P 500 Trust (ETF)	3,994,200
357,666	*	Sunstone Hotel Investors, Inc. (REIT)	3,244,031

78

Shares		Security	Value

		Financials (continued)
100,000		U.S. Bancorp	$ 2,162,000
224,100		Urstadt Biddle Properties – Class “A” (REIT)	4,051,728
110,450		Wells Fargo & Company	2,775,609

			79,002,762

		Health Care—9.5%
155,000		Abbott Laboratories	8,097,200
45,532	*	Amgen, Inc.	2,509,269
55,000		Baxter International, Inc.	2,624,050
85,000	*	Genzyme Corporation	6,017,150
120,000	*	Gilead Sciences, Inc.	4,273,200
170,625		Johnson & Johnson	10,571,925
23,500	*	Laboratory Corporation of America Holdings	1,843,105
80,000		Medtronic, Inc.	2,686,400
97,500		Merck & Company. Inc.	3,588,975
414,375		Pfizer, Inc.	7,114,819
35,000	*	PSS World Medical, Inc.	748,300
121,875		Sanofi-Aventis (ADR)	4,052,344
65,000	*	St. Jude Medical, Inc.	2,557,100
105,000	*	Thermo Fisher Scientific, Inc.	5,027,400

			61,711,237

		Industrials—16.2%
90,000		3M Company	7,803,900
82,485		Alexander & Baldwin, Inc.	2,873,777
129,382	*	Altra Holdings, Inc.	1,905,797
175,000	*	Armstrong World Industries, Inc.	7,264,250
82,400		Baldor Electric Company	3,328,960
70,000		Caterpillar, Inc.	5,507,600
175,500	*	Chicago Bridge & Iron Company NV – NY Shares	4,290,975
78,600	*	Esterline Technologies Corporation	4,498,278
145,000	*	Generac Holdings, Inc.	1,977,800
124,075		General Electric Company	2,016,219
136,500		Honeywell International, Inc.	5,997,810
134,275		IDEX Corporation	4,768,105
55,000		Lockheed Martin Corporation	3,920,400
176,150	*	Mobile Mini, Inc.	2,702,141
60,000		Northrop Grumman Corporation	3,637,800
224,538	*	PGT, Inc.	511,947
96,743	*	Pinnacle Airlines Corporation	525,315
75,000		Raytheon Company	3,428,250

79

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2010

Shares		Security	Value

		Industrials (continued)
98,900		Republic Services, Inc.	$ 3,015,461
125,000		Snap-on, Inc.	5,813,750
401,500		TAL International Group, Inc.	9,724,330
192,300		Textainer Group Holdings, Ltd.	5,142,102
210,000		Tyco International, Ltd.	7,713,300
100,000		United Technologies Corporation	7,123,000

			105,491,267

		Information Technology—15.9%
160,000	*	Avago Technologies, Ltd.	3,601,600
450,000	*	Brocade Communications Systems, Inc.	2,628,000
68,000	*	CACI International, Inc. – Class “A”	3,077,680
300,000	*	Cisco Systems, Inc.	6,570,000
361,725	*	EMC Corporation	7,346,635
150,000		Hewlett-Packard Company	6,310,500
180,375		Intel Corporation	3,468,611
108,525		International Business Machines Corporation	14,557,544
155,400		Intersil Corporation – Class “A”	1,816,626
450,000		Microsoft Corporation	11,020,500
365,000		National Semiconductor Corporation	4,661,050
185,000	*	NCI, Inc. – Class “A”	3,500,200
248,625	*	Parametric Technology Corporation	4,858,133
209,800		QUALCOMM, Inc.	9,466,176
170,000	*	SRA International, Inc. – Class “A”	3,352,400
333,025	*	Symantec Corporation	5,051,988
200,000		Tyco Electronics, Ltd.	5,844,000
360,000		Western Union Company	6,361,200

			103,492,843

		Materials—5.1%
175,000		Bemis Company, Inc.	5,556,250
125,000		Celanese Corporation – Series “A”	4,012,500
80,000		Freeport-McMoRan Copper & Gold, Inc.	6,831,200
177,500		Olin Corporation	3,578,400
40,000		Praxair, Inc.	3,610,400
249,125		RPM International, Inc.	4,962,570
247,350		Temple-Inland, Inc.	4,615,550

			33,166,870

80

Shares or
Principal
Amount		Security		Value

		Telecommunication Services—2.4%
234,000		AT&T, Inc.		$ 6,692,400
280,000		Verizon Communications, Inc.		9,125,200

				15,817,600

		Utilities—.4%
100,000		Atmos Energy Corporation		2,925,000

Total Value of Common Stocks (cost $561,158,033)				626,456,824

		SHORT-TERM INVESTMENTS—4.2%
		Money Market Fund
$27,560	M	First Investors Cash Reserve Fund, .22%
		(cost 27,560,000)**		27,560,000

Total Value of Investments (cost $588,718,033)			100.2%	654,016,824
Excess of Liabilities Over Other Assets			(.2)	(1,487,211)

Net Assets			100.0%	$652,529,613

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

81

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2010

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$626,456,824	$—	$—	$626,456,824
Money Market Fund	27,560,000	—	—	27,560,000
Total Investments in Securities*	$654,016,824	$—	$—	$654,016,824

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

82	See notes to financial statements

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 7.3% for Class A shares and 6.6% for Class B shares, including dividends of 1.0 cent per share on Class A shares.

After a volatile twelve months, global equities ultimately finished the reporting period in positive territory. Global equities started off strong as investor confidence grew amid better-than-expected corporate earnings, an accommodative monetary policy, and improving economic conditions. Equity investors shrugged off concerns about a double-dip recession and the slowing pace of economic growth. Strong corporate earnings, positive economic data from Emerging Markets, and robust merger and acquisition activity helped fuel equity performance.

The Fund produced a reasonable return during the year, with strong stock selection in the industrials, financials and materials sectors offsetting weaker selection in energy and information technology. On a regional basis, Europe ex the U.K. and Japan were areas of strength, while holdings in Emerging Markets and the U.S. lagged.

Top contributors to performance during the period included Potash (materials), Rio Tinto (materials), and Compagnie Financiere Richemont (consumer discretionary). Shares of Potash, the largest global producer of potash fertilizer, benefited after the company received a takeout offer from Australian mining company BHP Billiton. Shares of Rio Tinto rose after the diversified international mining company reported earnings that outpaced consensus expectations driven largely by iron ore prices and higher-than-anticipated cost cutting at the firm’s aluminum division. Swiss stocks advanced after German business confidence unexpectedly rose and a report showed demand for U.S. capital equipment had rebounded, boosting optimism that the economy would continue to grow. Richemont, the world’s largest jewelry maker, posted the biggest advance on the Swiss Market Index, rising to a record high in September.

The largest detractors from performance during the period included CRH (materials), UBS (financials), and ING (financials). Shares of CRH, a manufacturer and distributor of construction and building materials primarily in Europe and the Americas, declined because of low visibility and weak demand. We continued to hold a position in CRH as of the end of the reporting period based upon the company’s plans to cut costs and make accretive acquisitions, and optimism about its cement and aggregates business in Finland, Poland and Switzerland. Shares of UBS, a Switzerland-based investment bank and money manager, sold off along with other investment banks amid expectations of a near-term decline in trading profits. We continued to hold the stock as the reporting period ended due to its attractive valuation and good upside potential

83

Portfolio Manager’s Letter (continued)
GLOBAL FUND

over the longer term via its restructuring efforts. Shares of ING, a global financial services firm engaged in banking, investments, life insurance and retirement services, fell as the company announced a proposed spin-off of its insurance unit amid a massive restructuring plan. The Fund eliminated the position.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

84

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$998.38	$8.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.40	$8.74

Expense Example – Class B Shares
Actual	$1,000.00	$994.44	$12.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,012.89	$12.26

* Expenses are equal to the annualized expense ratio of 1.73% for Class A shares and 2.43% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

85

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Free Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the MSCI All Country World Free Index (the “Index”). The Index represents both the developed and the emerging markets. The Index includes 45 countries of which 21 are emerging markets. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.12%, 1.08% and .17%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.53%, 1.25% and .28%, respectively.

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

86

Portfolio of Investments
GLOBAL FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—95.3%
		United States—42.3%
13,500		Abbott Laboratories	$ 705,240
16,900		Aflac, Inc.	873,899
27,370		* Alliance Data Systems Corporation	1,786,166
16,500		American Electric Power Company, Inc.	597,795
62,870		Ameriprise Financial, Inc.	2,975,637
22,270	*	Amgen, Inc.	1,227,300
35,025		Analog Devices, Inc.	1,099,085
21,440		Apache Corporation	2,095,974
5,740	*	Apple, Inc.	1,628,725
131,890		Assured Guaranty, Ltd.	2,256,638
109,170		AT&T, Inc.	3,122,262
8,600	*	Atwood Oceanics, Inc.	261,870
48,165		Bank of America Corporation	631,443
6,025		Boeing Company	400,904
39,900	*	Cameron International Corporation	1,714,104
110,985		CBS Corporation – Class “B”	1,760,222
18,095	*	Children’s Place Retail Stores, Inc.	882,493
137,910	*	Cisco Systems, Inc.	3,020,229
6,800		Cliffs Natural Resources, Inc.	434,656
39,880		Consol Energy, Inc.	1,473,965
78,120		Corning, Inc.	1,428,034
16,100		Covidien, PLC	647,059
16,400		CVS Caremark Corporation	516,108
14,900		Deere & Company	1,039,722
46,825	*	eBay, Inc.	1,142,530
163,480	*	EMC Corporation	3,320,279
8,490		Emerson Electric Company	447,083
6,850		EOG Resources, Inc.	636,845
65,370		ExxonMobil Corporation	4,039,212
24,960		Flowserve Corporation	2,731,123
4,000		Fluor Corporation	198,120
96,170	*	Ford Motor Company	1,177,121
14,210		Freeport-McMoRan Copper & Gold, Inc.	1,213,392
218,400		General Electric Company	3,549,000
9,760		Goldman Sachs Group, Inc.	1,411,101
5,055	*	Google, Inc. – Class “A”	2,657,868
13,300		H.J. Heinz Company	630,021
48,435		Hartford Financial Services Group, Inc.	1,111,583
45,815		Hewlett-Packard Company	1,927,437
54,890		Honeywell International, Inc.	2,411,867

87

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2010

Shares		Security	Value

		United States (continued)
17,750		Ingersoll-Rand, PLC	$ 633,853
13,925		International Business Machines Corporation	1,867,900
22,235	*	ITT Educational Services, Inc.	1,562,453
32,520		JPMorgan Chase & Company	1,238,036
18,305	*	Las Vegas Sands Corporation	637,929
65,890		Lowe’s Companies, Inc.	1,468,688
30,500		McDonald’s Corporation	2,272,555
5,800		Medtronic, Inc.	194,764
44,840		Merck & Company. Inc.	1,650,560
6,900		MetLife, Inc.	265,305
107,900		Microsoft Corporation	2,642,471
7,175		Mosaic Company	421,603
19,275		NextEra Energy, Inc.	1,048,367
25,000		Noble Corporation	844,750
58,860		Nordstrom, Inc.	2,189,592
112,965		Oracle Corporation	3,033,110
52,025		PepsiCo, Inc.	3,456,541
118,454		Pfizer, Inc.	2,033,855
10,000		PG&E Corporation	454,200
36,485		Philip Morris International, Inc.	2,043,890
20,075		Precision Castparts Corporation	2,556,551
56,090		Procter & Gamble Company	3,363,717
46,100		QUALCOMM, Inc.	2,080,032
9,770		Schlumberger, Ltd.	601,930
33,970	*	St. Jude Medical, Inc.	1,336,380
9,500	*	Thermo Fisher Scientific, Inc.	454,860
34,725		TJX Companies, Inc.	1,549,777
40,215	*	Ultra Petroleum Corporation	1,688,226
37,635		United Parcel Service, Inc. – Class “B”	2,509,878
48,155		UnitedHealth Group, Inc.	1,690,722
50,635		Wal-Mart Stores, Inc.	2,709,985
117,875		Wells Fargo & Company	2,962,199
22,900	*	WESCO International, Inc.	899,741
3,700	*	Whiting Petroleum Corporation	353,387
21,485		Xilinx, Inc.	571,716

			116,473,635

		United Kingdom—11.9%
16,427		AstraZeneca, PLC	837,011
19,200		AstraZeneca, PLC (ADR)	973,440
431,902		Barclays, PLC	2,039,046

88

Shares		Security	Value

		United Kingdom (continued)
179,152		BG Group, PLC	$ 3,157,603
151,093		BP, PLC	1,018,556
403,559	*	British Airways, PLC	1,544,030
162,599		Capita Group, PLC	2,013,911
259,107		HSBC Holdings, PLC	2,633,533
104,873		Imperial Tobacco Group, PLC	3,134,952
359,316		National Grid, PLC	3,057,527
82,961		Pearson, PLC	1,288,340
181,382		Reed Elsevier, PLC	1,537,717
79,196		Rio Tinto, PLC	4,643,686
20,985		Rio Tinto, PLC (ADR)	1,232,449
63,081		Standard Chartered, PLC	1,815,095
168,328		WPP, PLC	1,868,690

			32,795,586

		Switzerland—6.9%
28,390		Compagnie Financiere Richemont SA	1,374,821
43,589		Julius Baer Group, Ltd.	1,595,966
15,167		Kuehne & Nagel International AG	1,831,932
50,935		Nestle SA – Registered	2,729,359
24,629		Roche Holding AG – Genusscheine	3,383,194
1,077		SGS SA – Registered	1,750,628
133,120	*	UBS AG – Registered	2,267,034
241,600	*	UBS AG – Registered	4,124,969

			19,057,903

		Japan—5.1%
81,800		Bridgestone Corporation	1,489,320
21,300		Eisai Company, Ltd.	744,251
7,100		FANUC, Ltd.	903,435
204,000		Hitachi, Ltd.	891,310
138		INPEX Corporation	649,198
178		KDDI Corporation	851,221
279,400		Mitsubishi UFJ Financial Group, Inc.	1,301,013
12,200		NIDEC Corporation	1,083,601
8,500		OSAKA Titanium Technologies Company, Ltd.	397,833
28,700		Shin-Etsu Chemical Company, Ltd.	1,396,523
28,800		Softbank Corporation	941,499
228		Sony Financial Holdings, Inc.	742,351

89

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2010

Shares		Security	Value

		Japan (continued)
334,000		Sumitomo Metal Industries, Ltd.	$ 843,596
15,100		TOHO Titanium Company, Ltd.	416,633
49,300		Tokio Marine Holdings, Inc.	1,328,987

			13,980,771

		France—4.2%
264,574	*	Alcatel-Lucent	892,159
18,833		BNP Paribas	1,341,339
60,051		Danone SA	3,596,961
29,093		Safran SA	818,984
26,338		Schneider Electric SA	3,344,342
6,822	*	Unibail-Rodamco	1,514,831

			11,508,616

		Brazil—3.4%
105,800		BM&F BOVESPA SA	884,269
45,000		Cia de Concessoes Rodoviarias	1,151,428
14,700		Companhia de Bebidas das Americas (ADR)	1,819,566
40,900	*	Hypermarcas SA	626,705
15,700		Itau Unibanco Holdings SA	379,626
165,382		Itau Unibanco Holdings SA (ADR)	3,998,937
53,300	*	Julio Simoes Logistica SA	262,693
12,400		PDG Realty SA	147,260

			9,270,484

		Germany—2.9%
11,451		Beiersdorf AG	699,732
17,757	*	Continental AG	1,374,520
46,812	*	Daimler AG	2,967,570
21,818		HeidelbergCement AG	1,055,916
18,361		Siemens AG	1,944,663

			8,042,401

		China—2.4%
3,048,000	*	Agricultural Bank of China, Ltd.	1,578,339
6,800		ChinaCache Holdings, Ltd. (ADR)	94,520
555,995		China Merchants Bank Company, Ltd.	1,432,386
8,800	*	Ctrip.com International, Ltd. (ADR)	420,200

90

Shares		Security	Value

		China (continued)
168,000		Dongfeng Motor Group Company, Ltd.	$ 343,652
745,000		Geely Automobile Holdings, Ltd.	369,467
1,460,000		Industrial and Commercial Bank of China, Ltd.	1,087,026
6,300	*	NetEase.com, Inc. (ADR)	248,472
6,000	*	Perfect World Company, Ltd. (ADR)	153,960
132,000		Skyworth Digital Holdings, Ltd.	91,988
35,600		Tencent Holdings, Ltd.	777,741

			6,597,751

		Israel—2.0%
102,225		Teva Pharmaceutical Industries, Ltd. (ADR)	5,392,369

		Hong Kong—1.8%
129,527		Esprit Holdings, Ltd.	702,428
292,000		Hang Lung Properties, Ltd.	1,425,546
256,888		Shangri-La Asia, Ltd.	584,378
127,000		Sun Hung Kai Properties, Ltd.	2,192,137

			4,904,489

		Italy—1.3%
242,460		Intesa Sanpaolo SpA	788,626
534,276		Snam Rete Gas SpA	2,709,710

			3,498,336

		Spain—1.2%
132,905		Repsol YPF SA	3,428,361

		Taiwan—1.2%
240,612		Hon Hai Precision Industry Co., Ltd. – Registered (GDR)	1,816,621
778		HTC Corporation (GDR)	70,624
149,700		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,517,958

			3,405,203

		Sweden—1.2%
27,270		Assa Abloy AB – Class “B”	688,785
95,641		Atlas Copco AB – Class “A”	1,848,719
23,096		Hennes & Mauritz AB – Class “B”	837,633

			3,375,137

91

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2010

Shares		Security	Value

		Ireland—.9%
105,699		CRH, PLC	$ 1,734,497
26,400		Ryanair Holdings, PLC (ADR)	813,384

			2,547,881

		Finland—.9%
608		Cargotec Oyj – B Shares	26,312
6,484	*	Elisa Oyj	149,156
24,817		Kone Oyj-B	1,284,064
4,059		Konecranes Oyj	152,000
18,385		Outotec Oyj	779,585

			2,391,117

		Canada—.9%
9,800		Agrium, Inc.	734,902
8,000		Potash Corporation of Saskatchewan, Inc.	1,153,541
9,500	*	Research in Motion, Ltd.	462,555

			2,350,998

		South Africa—.8%
81,219		Impala Platinum Holdings, Ltd.	2,096,185

		Netherlands—.7%
129,900		Koninklijke (Royal) KPN NV	2,011,926

		Mexico—.6%
31,000		America Movil SA de CV (ADR) – Series “L”	1,653,230

		Chile—.6%
69,200		Enersis SA (ADR)	1,626,892

		Norway—.5%
28,179		Yara International ASA	1,279,945

		Colombia—.4%
18,700		Bancolombia SA (ADR)	1,227,281

		Denmark—.4%
54,816		DSV A/S	1,120,682

		Panama—.3%
18,100		Copa Holdings SA – Class “A”	975,771

92

Shares or
Principal
Amount			Security	Value

			Russia—.2%
9,418			LUKOIL (ADR)	$ 534,001

			Turkey—.1%
67,778			Turkiye Garanti Bankasi AS	393,609

			Malaysia—.1%
487,600		*	Airasia Berhad	355,394

			India—.1%
77,448			Infrastructure Development Finance Company, Ltd.	349,449

Total Value of Common Stocks (cost $215,907,028)				262,645,403

			SHORT-TERM CORPORATE NOTES—3.5%
			Money Market
$ 9,560	M		First Investors Cash Reserve Fund, .22%
			(cost $9,560,000)**	9,560,000

Total Value of Investments (cost $225,467,028)			98.8%	272,205,403
Other Assets, Less Liabilities			1.2	3,420,099

Net Assets			100.0%	$275,625,502

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

93

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2010

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks
Financials	$50,167,238	$—	$—	$50,167,238
Industrials	42,072,185	—	—	42,072,185
Information Technology	35,131,502	—	—	35,131,502
Consumer Discretionary	28,898,814	—	—	28,898,814
Consumer Staples	25,327,537	—	—	25,327,537
Energy	22,497,982	—	—	22,497,982
Health Care	21,271,005	—	—	21,271,005
Materials	19,055,357	—	—	19,055,357
Utilities	9,494,491	—	—	9,494,491
Telecommunications Services	8,729,292	—	—	8,729,292
Money Market Fund	9,560,000	—	—	9,560,000
Total Investments in Securities*	$272,205,403	$—	$—	$272,205,403

* The Portfolio of Investments provides information on the country categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

94	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 8.6% for Class A shares and 7.9% for Class B shares.

During the first part of the review period, the markets continued to rally from the recent market bottom. The intensity of this rally, characterized by significant moves in low quality stocks, began to fade through the first half of the reporting period. Thus, stocks that were projected to have better-than-expected earnings — the types of stocks favored by the Fund — at long last started to lead the market during the fiscal second quarter. The market took a breather with a pullback during the fiscal third quarter, followed by a strong upward move to finish the fiscal year. As the economy has continued its recovery, albeit at a slower pace than desired, the Fund has continued to find companies with desirable earnings growth and earnings quality characteristics that allowed the Fund to generate better results as the year progressed.

The Fund underperformed the Russell 3000 Growth Index, largely due to the low quality rally during the fiscal first quarter noted above. From a sector view, the industrials and consumer discretionary sectors generated the lagging performance. Although these were the best performing sectors in the benchmark, the Fund’s portfolio holdings were unable to keep pace. In the industrials sector, the Fund’s positions in Graftech and Con-Way hurt overall returns. For Graftech, a supplier of graphite electrodes consumed in steel manufacturing, uncertainty about overall steel demand put pressure on pricing for its product. For trucking company Con-Way, the usual competitor company closures and consolidation in the trucking industry normally following a recession did not materialize, which had the effect of lengthening the period of margin pressure for all the companies in the industry.

On the positive side, the Fund’s holdings in the health care and consumer staples sectors performed better than the benchmark. The health care sector, while a lagging sector in the benchmark, posted an overall return of more than 33% in the Fund. The performance was largely driven by positions in Valeant Pharmaceuticals and Express Scripts. Valeant has continued to deliver stepwise increases in revenues and earnings as the company has grown by both product sales and acquisition of new products in existing markets and new geographies. Express Scripts, a large pharmacy benefit manager, grew dramatically this year with the purchase of NextRx, the pharmacy benefit subsidiary of health insurer Wellpoint. In consumer staples, outperformance was due to the position the Fund held in Whole Foods Market. The company, a grocer catering to consumers’ increasing demand for organic and higher quality foods, has delivered a solid series of better-than-expected results.

95

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

The Fund maintained a diverse market capitalization allocation during the year, ending with 50% large cap, 41% mid cap and 9% small cap, according to Lipper’s market capitalization ranges. Thus, the Fund had more exposure to mid- and small-cap stocks than did the benchmark. This was modestly beneficial to performance, as the small- and mid-sized companies generated better returns over the period.

While our focus on high quality companies with strong earnings expectations has only just begun to be rewarded in the current market cycle, we remain confident in our approach over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

96

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,000.00	$7.77
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.30	$7.84

Expense Example – Class B Shares
Actual	$1,000.00	$996.26	$11.26
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.79	$11.36

* Expenses are equal to the annualized expense ratio of 1.55% for Class A shares and 2.25% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

97

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 10/25/00 (inception date) with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Total Return Since Inception would have been (3.75%). The Class B “S.E.C. Standardized” Total Return for Since Inception would have been (3.62%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

98

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—99.0%
		Consumer Discretionary—16.7%
54,500		Autoliv, Inc.	$ 3,560,485
132,300	*	Bed Bath & Beyond, Inc.	5,743,143
50,600	*	Chipotle Mexican Grill, Inc.	8,703,200
113,800		Limited Brands, Inc.	3,047,564
122,800		Mattel, Inc.	2,880,888
7,285	*	Priceline.com, Inc.	2,537,657
103,600		Ross Stores, Inc.	5,658,632

			32,131,569

		Consumer Staples—9.6%
72,900		Brown-Forman Corporation – Class “B”	4,493,556
95,100	*	Hansen Natural Corporation	4,433,562
156,200		Tyson Foods, Inc. – Class “A”	2,502,324
186,700	*	Whole Foods Market, Inc.	6,928,437

			18,357,879

		Energy—5.8%
37,100		Cimarex Energy Company	2,455,278
45,800		ExxonMobil Corporation	2,829,982
69,900		Helmerich & Payne, Inc.	2,828,154
54,200	*	Newfield Exploration Company	3,113,248

			11,226,662

		Financials—7.3%
117,100		American Express Company	4,921,713
64,900		Capital One Financial Corporation	2,566,795
30,500		Franklin Resources, Inc.	3,260,450
63,000		PNC Financial Services Group, Inc.	3,270,330

			14,019,288

		Health Care—13.6%
79,100	*	Celgene Corporation	4,556,951
169,900	*	Endo Pharmaceuticals Holdings, Inc.	5,647,476
149,300	*	Express Scripts, Inc.	7,270,910
67,900		McKesson Corporation	4,194,862
102,800	*	Watson Pharmaceuticals, Inc.	4,349,468

			26,019,667

99

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2010

Shares or
Principal
Amount			Security		Value

			Industrials—13.2%
40,900			Eaton Corporation		$3,373,841
103,600			Illinois Tool Works, Inc.		4,871,272
74,900			Manpower, Inc.		3,909,780
70,800			Parker Hannifin Corporation		4,960,248
85,852		*	Thomas & Betts Corporation		3,521,649
69,100			United Parcel Service, Inc. – Class “B”		4,608,279

					25,245,069

			Information Technology—26.7%
27,100			* Apple, Inc.		7,689,625
114,600			* Arrow Electronics, Inc.		3,063,258
156,200			* BMC Software, Inc.		6,322,976
88,300			Hewlett-Packard Company		3,714,781
42,500			International Business Machines Corporation		5,700,950
438,000			Jabil Circuit, Inc.		6,311,580
171,900			Microsoft Corporation		4,209,831
101,100			* NetApp, Inc.		5,033,769
210,600			* TIBCO Software, Inc.		3,736,044
65,100			* VMware, Inc. – Class “A”		5,529,594

					51,312,408

			Materials—6.1%
79,700			Freeport-McMoRan Copper & Gold, Inc.		6,805,583
46,200			Lubrizol Corporation		4,895,814

					11,701,397

Total Value of Common Stocks (cost $165,560,027)					190,013,939

			SHORT-TERM INVESTMENTS—1.1%
			Money Market Fund
$ 2,135	M		First Investors Cash Reserve Fund, .22%
			(cost $2,135,000)**		2,135,000

Total Value of Investments (cost $167,695,027)				100.1%	192,148,939
Excess of Liabilities Over Other Assets				(.1)	(169,388)

Net Assets				100.0%	$191,979,551

100

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$190,013,939	$—	$—	$190,013,939
Money Market Fund	2,135,000	—	—	2,135,000
Total Investments in Securities*	$192,148,939	$—	$—	$192,148,939

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

See notes to financial statements	101

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 13.0% for Class A shares and 12.3% for Class B shares.

During the review period, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headlines, creating periods of high volatility. The environment remained more macro driven, as the Federal Reserve, the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses. Many of these actions have taken a negative tone, impacting whole sectors or industries. Industries such as health care, energy, financials and education were greatly impacted by governmental initiatives, and saw their share prices affected during the period.

The Fund’s strong performance was mainly attributable to its investments in industrials. Shares of defense contractor Argon ST were a key contributor due to its acquisition by The Boeing Company. Also, our investment in motor and compressor maker Baldor Electric benefited from strong earnings growth. Shares of aerospace electronics components maker Esterline Technologies jumped after the company reported a strong recovery in demand for its products.

On a relative basis, the Fund underperformed the S&P MidCap 400 Index primarily due to stock selection in financials. Lazard Limited, a global financial advisory services provider, fell on concerns that global mergers and acquisitions activity —especially in Europe — would fall. Another holding, IBERIABANK, which provides community banking primarily in Louisiana, also fell after the Deepwater Horizon oil spill in the Gulf of Mexico.

The Fund’s stock selection in consumer staples aided relative performance. Nu Skin Enterprises, a global direct seller of personal care products and nutritional supplements, rose due to one of the most successful new product launches in its corporate history. Separately, stock selection in the consumer discretionary sector also contributed to performance. TRW Automotive, which makes automotive systems such as airbags and brakes, has been strong this year as global automobile production has recovered.

102

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

103

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$995.76	$7.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.90	$7.23

Expense Example – Class B Shares
Actual	$1,000.00	$992.24	$10.64
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.39	$10.76

* Expenses are equal to the annualized expense ratio of 1.43% for Class A shares and 2.13% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

104

Cumulative Performance Information (unaudited)

OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/00 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the midrange sector of the U.S. stock market. As of 9/30/10 the median market capitalization is approximately $2.35 billion. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (.77%) and .60%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (.61%) and .75%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

105

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—98.8%
		Consumer Discretionary—19.3%
190,000		American Greetings Corporation – Class “A”	$ 3,532,100
148,400		Barnes & Noble, Inc.	2,405,564
115,000	*	Big Lots, Inc.	3,823,750
70,000	*	BorgWarner, Inc.	3,683,400
159,000		Cinemark Holdings, Inc.	2,559,900
70,000		Coach, Inc.	3,007,200
95,000	*	Dreamworks Animation SKG, Inc. – Class “A”	3,031,450
180,000	*	GameStop Corporation – Class “A”	3,547,800
55,000		Guess?, Inc.	2,234,650
250,000		H&R Block, Inc.	3,237,500
90,000		Limited Brands, Inc.	2,410,200
204,700	*	Lincoln Educational Services Corporation	2,949,727
295,000	*	Morgans Hotel Group Company	2,159,400
50,000		Nordstrom, Inc.	1,860,000
325,000	*	Pier 1 Imports, Inc.	2,661,750
35,000		Polo Ralph Lauren Corporation – Class “A”	3,145,100
260,000	*	Ruby Tuesday, Inc.	3,086,200
547,200		Stewart Enterprises, Inc. – Class “A”	2,949,408
167,500	*	Tempur-Pedic International, Inc.	5,192,500
110,000		Tiffany & Company	5,168,900
195,000	*	TRW Automotive Holdings Corporation	8,104,200
130,000		Tupperware Brands Corporation	5,948,800
95,000	*	Warnaco Group, Inc.	4,857,350

			81,556,849

		Consumer Staples—2.7%
50,000	*	Dole Food Company, Inc.	457,500
40,000		Lance, Inc.	852,000
70,000		McCormick & Company, Inc.	2,942,800
125,000		Nu Skin Enterprises, Inc. – Class “A”	3,600,000
150,000		Sara Lee Corporation	2,014,500
63,519		Tootsie Roll Industries, Inc.	1,580,353

			11,447,153

		Energy—8.0%
150,000	*	Cal Dive International, Inc.	820,500
37,500	*	Dril-Quip, Inc.	2,329,125
65,000		Ensco, PLC (ADR)	2,907,450
40,000		EOG Resources, Inc.	3,718,800

106

Shares		Security	Value

		Energy (continued)
90,000		EQT Corporation	$ 3,245,400
43,000		Hess Corporation	2,542,160
110,000		National-Oilwell Varco, Inc.	4,891,700
110,000	*	Plains Exploration & Production Company	2,933,700
225,000		Talisman Energy, Inc.	3,935,250
52,500	*	Transocean, Ltd.	3,375,225
190,000	*	Weatherford International, Ltd.	3,249,000

			33,948,310

		Financials—16.0%
120,000		Ameriprise Financial, Inc.	5,679,600
75,000		City National Corporation	3,980,250
130,000		Discover Financial Services	2,168,400
150,000		Douglas Emmett, Inc. (REIT)	2,626,500
32,500		Federal Realty Investment Trust (REIT)	2,653,950
270,000		Financial Select Sector SPDR Fund (ETF)	3,874,500
195,000		FirstMerit Corporation	3,572,400
320,000		Hudson City Bancorp, Inc.	3,923,200
66,000		IBERIABANK Corporation	3,298,680
115,000		Invesco, Ltd.	2,441,450
185,000		Lazard, Ltd. – Class “A”	6,489,800
210,000	*	Nasdaq OMX Group, Inc.	4,080,300
250,000		New York Community Bancorp, Inc.	4,062,500
235,000		NewAlliance Bancshares, Inc.	2,965,700
170,000		Protective Life Corporation	3,699,200
185,000		SPDR KBW Regional Banking (ETF)	4,238,350
268,905	*	Sunstone Hotel Investors, Inc. (REIT)	2,438,968
195,000		Waddell & Reed Financial, Inc. – Class “A”	5,335,200

			67,528,948

		Health Care—10.3%
45,000		Beckman Coulter, Inc.	2,195,550
35,000	*	Cephalon, Inc.	2,185,400
75,000		DENTSPLY International, Inc.	2,397,750
62,500	*	Gilead Sciences, Inc.	2,225,625
52,500	*	Laboratory Corporation of America Holdings	4,117,575
67,500		McKesson Corporation	4,170,150
65,000	*	Mettler-Toledo International, Inc.	8,088,600
20,000		Perrigo Company	1,284,400
44,500	*	PSS World Medical, Inc.	951,410
148,600	*	Sirona Dental Systems, Inc.	5,355,544

107

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2010

Shares		Security	Value

		Health Care (continued)
55,000	*	St. Jude Medical, Inc.	$ 2,163,700
100,000	*	Thermo Fisher Scientific, Inc.	4,788,000
165,000		Warner Chilcott, PLC – Class “A”	3,702,600

			43,626,304

		Industrials—14.3%
50,000		A.O. Smith Corporation	2,894,500
125,000	*	Armstrong World Industries, Inc.	5,188,750
162,400		Baldor Electric Company	6,560,960
140,000	*	Chicago Bridge & Iron Company NV – NY Shares	3,423,000
73,300	*	Esterline Technologies Corporation	4,194,959
95,000	*	Generac Holdings, Inc.	1,295,800
168,200		IDEX Corporation	5,972,782
82,500		J.B. Hunt Transport Services, Inc.	2,862,750
165,000	*	MasTec, Inc.	1,702,800
179,700	*	Mobile Mini, Inc.	2,756,598
140,000		Republic Services, Inc.	4,268,600
25,000		Rolls-Royce Group, PLC (ADR)	1,181,500
40,000		Roper Industries, Inc.	2,607,200
95,000		Snap-on, Inc.	4,418,450
217,200		TAL International Group, Inc.	5,260,584
77,500		Triumph Group, Inc.	5,780,725

			60,369,958

		Information Technology—14.6%
200,000	*	Avago Technologies, Ltd.	4,502,000
405,000	*	Brocade Communications Systems, Inc.	2,365,200
65,000	*	CACI International, Inc. – Class “A”	2,941,900
160,500	*	Comtech Telecommunications Corporation	4,389,675
155,000	*	FEI Company	3,033,350
55,000	*	Fiserv, Inc.	2,960,100
245,000	*	Genpact, Ltd.	4,343,850
226,200		Intersil Corporation – Class “A”	2,644,278
75,000	*	Intuit, Inc.	3,285,750
125,000	*	JDA Software Group, Inc.	3,170,000
85,000	*	JDS Uniphase Corporation	1,053,150
31,400	*	ManTech International Corporation – Class “A”	1,243,440
290,000		National Semiconductor Corporation	3,703,300
35,700	*	NCI, Inc. – Class “A”	675,444
144,300	*	NetScout Systems, Inc.	2,959,593
120,000	*	SRA International, Inc. – Class “A”	2,366,400

108

Shares or
Principal
Amount			Security		Value

			Information Technology (continued)
297,725		*	Symantec Corporation		$ 4,516,488
225,000			Technology Select Sector SPDR Fund (ETF)		5,179,500
210,000			Tyco Electronics, Ltd.		6,136,200

					61,469,618

			Materials—8.7%
110,000			Agrium, Inc.		8,248,900
50,000			Allegheny Technologies, Inc.		2,322,500
125,000			Bemis Company, Inc.		3,968,750
45,000			Freeport-McMoRan Copper & Gold, Inc.		3,842,550
275,000		*	Globe Specialty Metals, Inc.		3,861,000
80,000		*	Metals USA Holdings Corporation		1,038,400
160,000			Olin Corporation		3,225,600
40,000			Praxair, Inc.		3,610,400
70,000			Sigma-Aldrich Corporation		4,226,600
125,000			Temple-Inland, Inc.		2,332,500

					36,677,200

			Telecommunication Services—.8%
186,300			NTELOS Holdings Corporation		3,152,196

			Utilities—4.1%
111,000			AGL Resources, Inc.		4,257,960
110,000			Portland General Electric Company		2,230,800
125,000			SCANA Corporation		5,040,000
100,000			Wisconsin Energy Corporation		5,780,000

					17,308,760

Total Value of Common Stocks (cost $366,825,042)					417,085,296

			SHORT-TERM INVESTMENTS—1.2%
			Money Market Fund
$ 5,120	M		First Investors Cash Reserve Fund, .22%
			(cost $5,120,000)**		5,120,000

Total Value of Investments (cost $371,945,042)				100.0%	422,205,296
Other Assets, Less Liabilities				—	41,331

Net Assets				100.0%	$422,246,627

109

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2010

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$417,085,296	$—	$—	$417,085,296
Money Market Fund	5,120,000	—	—	5,120,000
Total Investments in Securities*	$422,205,296	$—	$—	$422,205,296

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

110	See notes to financial statements

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 12.3% for Class A shares and 11.6% for Class B shares.

Over the course of the reporting period, the stock market continued the rally that began in March of 2009; small-cap stocks continued to outperform large-cap stocks, with the Russell 2000 Index beating the S&P 500 Index by 319 basis points. The stock market remained volatile, however, and experienced a sharp summer correction before rallying again in September. In our view, the primary drivers of the September rally were low valuations after the sell-off during the summer; better-than-expected earnings growth in the second quarter; heightened M&A activity; and finally, a recognition that the economy had not fallen back into recession.

The Fund’s top performing sector for the fiscal year was health care, which returned 38%, compared to 7.6% for the Russell 2000 Index sector. The sector had fallen out of favor during the debate over health care reform. We added to two existing positions, Endo Pharmaceuticals and Magellan Health Care, and initiated a third position in AMERIGROUP, all at valuations of less than 10 times free cash flow. We had followed each of these companies for several years, and felt quite comfortable with their business plans, management teams and ability to generate cash flow over long time periods. When health care legislation finally passed, the market once again focused on each company’s individual financial prospects, and the three stocks were top performers for the Fund during the review period.

The Fund also benefited from the increased pace of mergers and acquisitions (“M&A”) during the period. Two of the Fund’s positions were acquired in 2010: Sybase and American Italian Pasta Company. Sybase had been a Fund holding since March of 2008, with an original cost of approximately $26 per share. The company performed exceptionally well during the downturn, growing revenue by 20% from 2007 to 2010 (based on our most recent estimates) and growing earnings per share from $1.50 to $2.50. In July, SAP acquired Sybase for $65 per share.

The Fund’s most challenging sector during the period was financials, which returned 0.4%, compared to 9% for the Russell 2000 Index sector. Last fiscal year, financials was our top-performing sector, due to our decision to avoid bank stocks. This year, as bank stocks recovered from the financial crisis, the Fund’s lack of exposure to the industry negatively impacted results. We remain cautious on the industry, however, given the high level of delinquencies and foreclosures in the mortgage sector. Performance in financials was also affected by a slowdown in trading volumes at two of our brokerage holdings, Piper Jaffray and Knight Capital Group.

111

Portfolio Managers’ Letter (continued)
SPECIAL SITUATIONS FUND

We continue to view the economic environment with a degree of caution. However, we are also still finding attractively valued investment candidates. Given low interest rates, high cash levels and the pent-up demand for acquisitions among corporations and private equity funds, we believe M&A activity will continue to increase. In summary, we do not believe that volatility in the equity markets is behind us; nonetheless we are happy with the valuations we are finding, and we believe low interest rates and a resurgent M&A market will help to realize value going forward.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

112

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,002.92	$7.58
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.50	$7.64

Expense Example – Class B Shares
Actual	$1,000.00	$999.44	$11.08
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.99	$11.16

* Expenses are equal to the annualized expense ratio of 1.51% for Class A shares and 2.21% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

113

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/10 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 5.70%, 2.29% and (1.61%), respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.41%, 2.42% and (1.48%), respectively.

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

114

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2010

Shares		Security	Value

		COMMON STOCKS—94.6%
		Consumer Discretionary—10.6%
120,679		American Eagle Outfitters, Inc.	$ 1,805,358
135,900	*	Big Lots, Inc.	4,518,675
179,200	*	Career Education Corporation	3,847,424
360,100		Foot Locker, Inc.	5,232,253
160,800		Men’s Wearhouse, Inc.	3,825,432
101,500		Phillips Van-Heusen Corporation	6,106,240
335,300		Regal Entertainment Group – Class “A”	4,399,136

			29,734,518

		Consumer Staples—3.4%
44,200		Corn Products International, Inc.	1,657,500
308,600	*	Dole Food Company, Inc.	2,823,690
68,000	*	Fresh Del Monte Produce, Inc.	1,475,600
61,800		J. M. Smucker Company	3,740,754

			9,697,544

		Energy—9.6%
224,875	*	Carrizo Oil & Gas, Inc.	5,383,508
235,898		EXCO Resources, Inc.	3,507,803
288,912	*	Matrix Service Company	2,527,980
181,700	*	Plains Exploration & Production Company	4,845,939
359,600	*	Resolute Energy Corporation	3,977,176
91,000		SM Energy Company	3,408,860
35,700	*	Whiting Petroleum Corporation	3,409,707

			27,060,973

		Financials—15.5%
14,592	*	Alleghany Corporation	4,421,814
107,700		American Financial Group, Inc.	3,293,466
32,400		Everest Re Group, Ltd.	2,801,628
246,600	*	EZCORP, Inc. – Class “A”	4,941,864
112,900		Harleysville Group, Inc.	3,701,991
149,000	*	Hilltop Holdings, Inc.	1,427,420
193,200		Jefferies Group, Inc.	4,383,708
346,800	*	Knight Capital Group, Inc. – Class “A”	4,296,852
7,000	*	Markel Corporation	2,412,130

115

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2010

Shares		Security	Value

		Financials (continued)
583,600		MFA Financial, Inc. (REIT)	$ 4,452,868
84,200		Mid-America Apartment Communities, Inc. (REIT)	4,907,176
92,600	*	Piper Jaffray Companies, Inc.	2,697,438

			43,738,355

		Health Care—13.2%
129,800	*	AMERIGROUP Corporation	5,512,606
159,200	*	Endo Pharmaceuticals Holdings, Inc.	5,291,808
121,200	*	Life Technologies Corporation	5,658,828
108,500	*	Magellan Health Services, Inc.	5,125,540
95,300	*	MEDNAX, Inc.	5,079,490
176,700	*	Myriad Genetics, Inc.	2,899,647
231,500		PerkinElmer, Inc.	5,356,910
178,627	*	Res-Care, Inc.	2,370,380

			37,295,209

		Industrials—7.8%
43,200	*	Alliant Techsystems, Inc.	3,257,280
159,600	*	Chart Industries, Inc.	3,249,456
75,200		Curtiss-Wright Corporation	2,278,560
157,100	*	EMCOR Group, Inc.	3,863,089
95,000	*	FTI Consulting, Inc.	3,295,550
107,700	*	Orion Marine Group, Inc.	1,336,557
36,500		Precision Castparts Corporation	4,648,275

			21,928,767

		Information Technology—17.9%
630,400	*	Brightpoint, Inc.	4,406,496
509,600	*	Compuware Corporation	4,346,888
278,800	*	Convergys Corporation	2,913,460
130,800	*	Cymer, Inc.	4,850,064
88,727	*	Diodes, Inc.	1,516,344
319,000		EarthLink, Inc.	2,899,710
120,500		Fair Isaac Corporation	2,971,530
468,600	*	Lawson Software, Inc.	3,969,042
118,000		Lender Processing Services, Inc.	3,921,140
269,600	*	Microsemi Corporation	4,623,640

116

Shares or
Principal
Amount			Security	Value

			Information Technology (continued)
322,900		*	QLogic Corporation	$ 5,695,956
407,800		*	Verigy, Ltd.	3,315,414
503,500		*	Vishay Intertechnology, Inc.	4,873,880

				50,303,564

			Materials—13.8%
102,100			AptarGroup, Inc.	4,662,907
56,200			Compass Minerals International, Inc.	4,306,044
272,024		*	Innospec, Inc.	4,142,926
203,700			Olin Corporation	4,106,592
89,000			Schnitzer Steel Industries, Inc. – Class “A”	4,296,920
178,600			Sensient Technologies Corporation	5,445,514
142,400			Silgan Holdings, Inc.	4,514,080
190,300		*	Smurfit-Stone Container Corporation	3,495,811
126,800			Westlake Chemical Corporation	3,795,124

				38,765,918

			Telecommunication Services—1.8%
519,400		*	Premiere Global Services, Inc.	3,677,352
51,375			Telephone & Data Systems, Inc. – Special Shares	1,456,481

				5,133,833

			Utilities—1.0%
160,900			CMS Energy Corporation	2,899,418

Total Value of Common Stocks (cost $225,840,018)				266,558,099

			SHORT-TERM INVESTMENTS—4.2%
			Money Market Fund
$ 11,865	M		First Investors Cash Reserve Fund, .22%
			(cost $11,865,000)**	11,865,000

Total Value of Investments (cost $237,705,018)			98.8%	278,423,099
Other Assets, Less Liabilities			1.2	3,227,476

Net Assets			100.0%	$281,650,575

117

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2010

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

REIT Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$266,558,099	$—	$—	$266,558,099
Money Market Fund	11,865,000	—	—	11,865,000
Total Investments in Securities	$278,423,099	$—	$—	$278,423,099

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

118	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2010. During the period, the Fund’s return on a net asset value basis was 14.6% for Class A shares and 13.8% for Class B shares, including dividends of 2.1 cents per share on Class A shares.

Late in 2009 and into 2010, as economies stabilized, leaders in countries throughout the world debated the best ways to restore economic health. Some nations decided that Keynesian measures would lead to greater stability, while others determined that balancing budgets was the better choice. Their decisions necessitated some changes in the Fund’s portfolio holdings. As governments in Europe sought to raise revenue, we became uncomfortable with the visibility surrounding regulated public utilities and sold the portfolio’s positions in RWE in Germany, Terna in Italy, and Red Electrica and Ena-gas in Spain. The health care industry also came under pressure during the reporting period, as the fiscal crisis forced many European governments, which run largely public health systems, to cut expenditures. Consequently, we reduced our exposure to Roche.

The Fund outperformed its benchmark, the MSCI EAFE Index, during the reporting period, aided by strong results from its positions in emerging markets companies, particularly those in India and Brazil. These positions, which on average represented approximately 24% of the portfolio, were some of the Fund’s top performers. The benchmark, by contrast, had no allocations to India, Brazil, or any other emerging market. In India, HDFC Bank, Housing Development Finance, and ITC delivered strong absolute returns. In Brazil, Souza Cruz, Ambev, and AES Tiete made positive contributions to performance. Novo Nordisk, a leader in diabetes treatments, consistently delivered strong performance over the reporting period. Financials were the top-performing sector in the portfolio during the period. While the Fund was underweight this sector relative to the benchmark, its holdings performed substantially better than the benchmark’s. Consumer staples companies, which are heavily weighted in the portfolio, also made positive contributions to absolute and relative performance during the period. Currency hedging also aided performance.

Despite the market’s rally late in the reporting period, we do not believe that the global macroeconomic environment has changed significantly. In fact, analysts have recently begun to cut earnings expectations for 2011. This indicates that they may have been too optimistic about near-term prospects for a strong global recovery. Regardless, we believe the companies held by the Fund are well positioned to perform in this uncertain market environment.

119

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

120

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/10)	(9/30/10)	(4/1/10–9/30/10)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,058.21	$10.01
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.34	$9.80

Expense Example – Class B Shares
Actual	$1,000.00	$1,053.14	$13.59
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,011.83	$13.31

* Expenses are equal to the annualized expense ratio of 1.94% for Class A shares and 2.64% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.

121

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (inception date) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index Net)(the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/10) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (.57%). The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (.34%).

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

122

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2010

Shares	Security	Value

	COMMON STOCKS—97.5%
	United Kingdom—30.3%
54,769	Admiral Group, PLC	$ 1,437,837
275,417	Amlin, PLC	1,741,646
195,932	British American Tobacco, PLC	7,331,241
88,100	Bunzl, PLC	1,053,701
190,452	Capita Group, PLC	2,358,892
79,676	De La Rue, PLC	829,278
154,008	Diageo, PLC	2,659,829
101,560	Domino’s Pizza UK & IRL, PLC	751,538
294,344	G4S, PLC	1,180,901
176,970	Imperial Tobacco Group, PLC	5,290,137
70,948	Reckitt Benckiser Group, PLC	3,914,103
69,859	SABMiller, PLC	2,240,750
92,989	Scottish and Southern Energy, PLC	1,638,224
103,451	Standard Chartered, PLC	2,976,702
735,607	Tesco, PLC	4,914,865

		40,319,644

	India—17.7%
31,057	Bharat Heavy Electricals, Ltd.	1,713,025
116,055	Cipla, Ltd.	832,543
149,800	HDFC Bank, Ltd.	8,298,757
30,814	Hero Honda Motors, Ltd.	1,274,116
412,280	Housing Development Finance Corporation, Ltd.	6,727,132
879,262	ITC, Ltd.	3,488,871
15,562	Nestle India, Ltd.	1,171,315

		23,505,759

	Brazil—9.1%
122,365	AES Tiete SA	1,622,192
91,062	CETIP SA – Balcao Organizado de Ativos e Derivatos	886,863
160,000	Cielo SA	1,378,822
22,615	Companhia de Bebidas das Americas (ADR)	2,799,285
56,600	CPFL Energia SA	1,299,575
99,700	Redecard SA	1,554,760
52,173	Souza Cruz SA	2,632,362

		12,173,859

123

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2010

Shares	Security	Value

	Switzerland—6.8%
110,920	Nestle SA – Registered	$ 5,943,663
37,163	Novartis AG – Registered	2,143,544
7,190	Roche Holding AG – Genusscheine	987,664

		9,074,871

	Australia—5.8%
135,749	Coca-Cola Amatil, Ltd.	1,574,641
140,243	QBE Insurance Group, Ltd.	2,343,743
134,134	Woolworths, Ltd.	3,745,606

		7,663,990

	United States—5.4%
128,829	Philip Morris International, Inc.	7,217,000

	France—4.4%
18,098	bioMerieux	1,878,017
22,700	Bureau Veritas SA	1,587,317
35,058	Essilor International SA	2,415,565

		5,880,899

	Denmark—4.2%
55,889	Novo Nordisk A/S – Series “B”	5,554,396

	Japan—3.7%
34,150	Nitori Company, Ltd.	2,853,328
46,400	Secom Company, Ltd.	2,093,943

		4,947,271

	Ireland—2.8%
94,027	Covidien, PLC	3,778,945

	Netherlands—2.2%
33,248	Core Laboratories NV	2,927,154

	Canada—2.1%
81,524	Canadian Natural Resources, Ltd.	2,831,506

	Belgium—1.5%
7,501	Colruyt SA	1,985,616

124

Shares or
Principal
Amount		Security	Value

		Germany—1.5%
14,112		Muenchener Rueckversicherungs-Gesellschaft AG – Registered	$ 1,955,671

Total Value of Common Stocks (cost $101,606,418)			129,816,581

		SHORT-TERM INVESTMENTS—1.5%
		Money Market Fund
$ 2,055	M	First Investors Cash Reserve Fund, .22%
		(cost $2,055,000)**	2,055,000

Total Value of Investments (cost $103,661,418)		99.0%	131,871,581
Other Assets, Less Liabilities		1.0	1,266,681

Net Assets		100.0%	$133,138,262

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2010 (see Note 2).

Summary of Abbreviations:

ADR American Depositary Receipts

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

125

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2010

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks
Consumer Staples	$56,909,284	$—	$—	$56,909,284
Financials	26,368,351	—	—	26,368,351
Health Care	17,590,674	—	—	17,590,674
Industrials	10,817,057	—	—	10,817,057
Energy	5,758,660	—	—	5,758,660
Consumer Discretionary	4,878,982	—	—	4,878,982
Utilities	4,559,991	—	—	4,559,991
Information Technology	2,933,582	—	—	2,933,582
Money Market Fund	2,055,000	—	—	2,055,000
Total Investments in Securities*	$131,871,581	$—	$—	$131,871,581
Other Financial Instruments**	$—	$(701,353)	$—	$(701,353)

* The Portfolio of Investments provides information on the country categorization for the portfolio.

** Other financial instruments are foreign exchange contracts, which are considered derivative instruments, which are valued at the net unrealized depreciation on the instrument.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2010.

126	See notes to financial statements

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127

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2010

	CASH			INVESTMENT
	MANAGEMENT		GOVERNMENT	GRADE	INCOME
Assets
Investments in securities:
Cost – Unaffiliated issuers	$132,483,985		$322,876,836	$365,391,377	$476,499,820
Cost – Affiliated money market fund (Note 2)	—		1,100,000	3,650,000	17,660,000
Total cost of investments	$132,483,985		$323,976,836	$369,041,377	$494,159,820

Value – Unaffiliated issuers (Note 1A)	$132,483,985		$335,038,229	$405,598,024	$499,669,832
Value – Affiliated money market fund (Note 2)	—		1,100,000	3,650,000	17,660,000
Total value of investments	132,483,985		336,138,229	409,248,024	517,329,832
Cash	3,756,137		170,310	109,998	2,020,284
Receivables:
Investment securities sold	—		2,889,800	9,154,379	—
Interest	100,208		1,378,146	6,201,049	9,869,781
Shares sold	—		250,121	908,983	284,740
Other assets	18,464		32,889	36,668	48,486

Total Assets	136,358,794		340,859,495	425,659,101	529,553,123

Liabilities
Payables:
Investment securities purchased	—		3,170,250	5,818,881	12,687,940
Shares redeemed	425,683		509,039	691,915	493,423
Dividends payable	—		88,305	153,549	523,193
Accrued advisory fees	—		152,117	186,618	291,780
Accrued shareholder servicing costs	55,828		56,674	69,648	97,780
Accrued expenses	35,137		44,297	41,700	61,004

Total Liabilities	516,648		4,020,682	6,962,311	14,155,120

Net Assets	$135,842,146		$336,838,813	$418,696,790	$515,398,003
Net Assets Consist of:
Capital paid in	$135,842,146		$330,282,277	$410,491,927	$762,000,501
Undistributed net investment income (deficit)	—		18,529	(1,228,073)	731,963
Accumulated net realized loss on investments	—		(5,623,386)	(30,773,711)	(270,504,473)
Net unrealized appreciation in value of investments	—		12,161,393	40,206,647	23,170,012
Total	$135,842,146		$336,838,813	$418,696,790	$515,398,003

Net Assets:
Class A	$134,103,104		$325,979,197	$404,841,336	$504,506,610
Class B	$1,739,042		$10,859,616	$13,855,454	$10,891,393
Shares outstanding (Note 8):
Class A	134,103,104		28,693,702	41,278,452	202,995,352
Class B	1,739,042		956,484	1,412,479	4,377,895

Net asset value and redemption price per share — Class A	$1.00	#	$11.36	$9.81	$2.49

Maximum offering price per share — Class A
(Net asset value/.9425)*	N/A		$12.05	$10.41	$2.64

Net asset value and offering price per share — Class B (Note 8)	$1.00		$11.35	$9.81	$2.49

#Also maximum offering price per share.
*On purchases of $100,000 or more, the sales charge is reduced.

128	See notes to financial statements	129

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$335,072,623	$309,282,020	$307,043,743	$561,158,033	$215,907,028
Cost – Affiliated money market fund (Note 2)	5,300,000	13,780,000	3,295,000	27,560,000	9,560,000
Total cost of investments	$340,372,623	$323,062,020	$310,338,743	$$588,718,033	$225,467,028

Value – Unaffiliated issuers (Note 1A)	$374,677,807	$$331,896,192	$377,988,425	$626,456,824	$262,645,403
Value – Affiliated money market fund (Note 2)	5,300,000	13,780,000	3,295,000	27,560,000	9,560,000

Total Value of Investments	379,977,807	345,676,192	381,283,425	654,016,824	272,205,403
Cash	69,907	92,818	101,851	140,958	184,611
Receivables:
Investment securities sold	1,466,343	451,799	—	366,280	8,014,161
Dividends and interest	2,046,726	741,525	540,704	794,868	465,575
Shares sold	280,496	213,018	140,706	381,715	193,991
Other assets	35,621	34,265	39,935	64,349	27,107
Total Assets	383,876,900	347,209,617	382,106,621	655,764,994	281,090,848
Liabilities
Payables:
Investment securities purchased	4,920,760	503,814	130,845	1,609,745	4,735,489
Shares redeemed	736,436	488,962	483,151	973,020	373,877
Dividends payable	28,026	19,738	6,629	10,573	—
Accrued advisory fees	226,869	207,557	229,275	381,154	209,831
Accrued shareholder servicing costs	86,120	84,815	125,944	185,279	78,601
Accrued expenses	53,701	46,338	51,166	75,610	67,548
Total Liabilities	6,051,912	1,351,224	1,027,010	3,235,381	5,465,346
Net Assets	$377,824,988	$345,858,393	$381,079,611	$652,529,613	$275,625,502
Net Assets Consist of:
Capital paid in	$347,997,384	$355,273,426	$400,443,463	$607,984,083	$284,192,262
Undistributed net investment income (deficit)	202,204	775,444	793,109	734,304	(127,034)
Accumulated net realized loss on investments
and foreign currency transactions	(9,979,784)	(32,804,649)	(91,101,643)	(21,487,565)	(55,186,434)
Net unrealized appreciation in value of investments
and foreign currency transactions	39,605,184	22,614,172	70,944,682	65,298,791	46,746,708
Total	$377,824,988	$345,858,393	$381,079,611	$652,529,613	$275,625,502
Net Assets:
Class A	$360,842,607	$334,725,193	$366,656,559	$626,369,836	$269,074,977
Class B	$16,982,381	$11,133,200	$14,423,052	$26,159,777	$6,550,525
Shares outstanding (Note 8):
Class A	25,436,773	51,465,348	18,785,688	48,535,131	43,828,432
Class B	1,216,838	1,739,798	794,664	2,154,048	1,221,117
Net asset value and redemption price
per share – Class A	$14.19	$6.50	$19.52	$12.91	$6.14
Maximum offering price per share – Class A
(Net asset value/.9425)*	$15.06	$6.90	$20.71	$13.70	$6.51
Net asset value and offering price per share –
Class B (Note 8)	$13.96	$6.40	$18.15	$12.14	$5.36

*On purchases of $100,000 or more, the sales charge is reduced.

130	See notes to financial statements	131

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$165,560,027	$366,825,042	$225,840,018	$101,606,418
Cost – Affiliated money market fund (Note 2)	2,135,000	5,120,000	11,865,000	2,055,000
Total cost of investments	$167,695,027	$371,945,042	$237,705,018	$103,661,418
Value – Unaffiliated issuers (Note 1A)	$190,013,939	$417,085,296	$266,558,099	$129,816,581
Value – Affiliated money market fund (Note 2)	2,135,000	5,120,000	11,865,000	2,055,000
Total Value of Investments	192,148,939	422,205,296	278,423,099	131,871,581
Cash	134,826	147,129	65,964	1,576,375
Receivables:
Investment securities sold	—	610,467	3,851,641	157,607
Dividends and interest	82,450	501,344	19,463	726,648
Shares sold	106,861	228,916	144,330	59,640
Unrealized appreciation of foreign exchange
contracts (Note 7)	—	—	—	1,811,351
Other assets	19,394	40,441	27,149	11,586
Total Assets	192,492,470	423,733,593	282,531,646	136,214,788
Liabilities
Payables:
Investment securities purchased	—	383,269	163,227	—
Shares redeemed	295,127	682,917	419,046	368,850
Unrealized depreciation of foreign exchange
contracts (Note 7)	—	—	—	2,512,704
Accrued advisory fees	114,411	248,506	178,546	104,027
Accrued shareholder servicing costs	67,751	116,189	80,967	46,920
Accrued expenses	35,630	56,085	39,285	44,025
Total Liabilities	512,919	1,486,966	881,071	3,076,526
Net Assets	$191,979,551	$422,246,627	$281,650,575	$133,138,262
Net Assets Consist of:
Capital paid in	$261,851,409	$377,885,503	$262,285,116	$149,563,721
Undistributed net investment income	—	792,807	—	2,803,825
Accumulated net realized loss on investments
and foreign currency transactions	(94,325,770)	(6,691,937)	(21,352,622)	(46,762,258)
Net unrealized appreciation in value of investments
and foreign currency transactions	24,453,912	50,260,254	40,718,081	27,532,974
Total	$191,979,551	$422,246,627	$281,650,575	$133,138,262
Net Assets:
Class A	$183,556,472	$402,117,078	$274,073,513	$129,569,686
Class B	$8,423,079	$20,129,549	$7,577,062	$3,568,576
Shares outstanding (Note 8):
Class A	31,705,177	17,142,795	13,268,633	12,730,483
Class B	1,579,059	985,051	422,178	359,917
Net asset value and redemption price
per share – Class A	$5.79	$23.46	$20.66	$10.18
Maximum offering price per share – Class A
(Net asset value/.9425)*	$6.14	$24.89	$21.92	$10.80
Net asset value and offering price per share –
Class B (Note 8)	$5.33	$20.44	$17.95	$9.91

*On purchases of $100,000 or more, the sales charge is reduced.

132	See notes to financial statements	133

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2010

	CASH		INVESTMENT
	MANAGEMENT	GOVERNMENT	GRADE	INCOME
Investment Income

Income:
Interest	$442,389	$14,423,695	$20,803,920	$40,631,759
Dividends	—	—	—	2,523
Dividends from affiliate (Note 2)	—	18,629	8,982	22,413

Total income	442,389	14,442,324	20,812,902	40,656,695

Expenses (Notes 1 and 3):
Advisory fees	748,038	2,089,304	2,471,743	3,528,352
Distribution plan expenses – Class A	—	913,000	1,079,280	1,405,293
Distribution plan expenses – Class B	18,137	122,278	147,464	112,308
Shareholder servicing costs	680,548	633,143	778,263	1,096,365
Professional fees	43,785	51,734	63,497	76,348
Registration fees	46,341	51,823	49,348	41,185
Custodian fees	26,934	47,250	32,086	40,220
Reports to shareholders	35,008	13,920	15,080	29,949
Trustees’ fees	7,734	15,733	18,489	23,907
Other expenses	36,761	83,727	68,046	99,505

Total expenses	1,643,286	4,021,912	4,723,296	6,453,432
Less: Expenses waived	(1,197,616)	(348,217)	(411,957)	(171,003)
Expenses paid indirectly	(3,281)	(1,421)	(1,684)	(2,158)

Net expenses	442,389	3,672,274	4,309,655	6,280,271

Net investment income	—	10,770,050	16,503,247	34,376,424

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investments	—	3,103,773	13,779,861	(6,736,530)

Net unrealized appreciation of investments	—	2,718,962	16,328,093	41,269,692

Net gain on investments	—	5,822,735	30,107,954	34,533,162

Net Increase in Net Assets Resulting from Operations	$—	$16,592,785	$46,611,201	$68,909,586

134	See notes to financial statements	135

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2010

	TOTAL						GROWTH &
	RETURN		VALUE		BLUE CHIP		INCOME		GLOBAL
Investment Income
Dividends	$4,441,306	(a)	$9,488,807	(b)	$8,942,698	(c)	$13,276,646	(d)	$4,620,727 (e)
Dividends from affiliate (Note 2)	8,605		28,054		8,362		19,762		17,802
Interest	7,276,880		—		—		—		59

Total income	11,726,791		9,516,861		8,951,060		13,296,408		4,638,588

Expenses (Notes 1 and 3):
Advisory fees	2,671,189		2,508,075		2,857,353		4,661,337		2,582,274
Distribution plan expenses – Class A	1,019,838		972,211		1,103,789		1,836,162		769,840
Distribution plan expenses – Class B	185,523		117,734		164,250		287,195		68,841
Shareholder servicing costs	911,213		927,172		1,373,706		2,003,222		919,817
Professional fees	52,560		52,864		61,612		91,992		44,505
Custodian fees	42,483		17,971		16,557		34,502		104,016
Registration fees	47,834		37,921		40,200		42,597		42,273
Reports to shareholders	21,740		19,630		31,056		38,849		25,188
Trustees’ fees	17,938		16,907		19,449		32,327		13,329
Other expenses	74,670		66,655		72,722		111,987		89,508

Total expenses	5,044,988		4,737,140		5,740,694		9,140,170		4,659,591
Less: Expenses waived	—		—		—		—		(79,049)
Expenses paid indirectly	(2,466)		(2,311)		(2,645)		(4,412)		(1,815)

Net expenses	5,042,522		4,734,829		5,738,049		9,135,758		4,578,727

Net investment income	6,684,269		4,782,032		3,213,011		4,160,650		59,861

Realized and Unrealized Gain (Loss) on Investments
(Note 2):
Net realized gain (loss) on:
Investments	4,700,281		11,905,008		5,636,663		3,057,400		16,137,871
Foreign currency transactions	—		—		—		—		(134,819)
Net realized gain on investments
and foreign currency transactions	4,700,281		11,905,008		5,636,663		3,057,400		16,003,052

Net unrealized appreciation of investments	20,333,126		14,490,454		14,721,082		46,947,411		2,462,568
Net gain on investments and foreign
currency transactions	25,033,407		26,395,462		20,357,745		50,004,811		18,465,620
Net Increase in Net Assets Resulting
from Operations	$31,717,676		$31,177,494		$23,570,756		$54,165,461		$18,525,481

(a) Net of $28,291 foreign taxes withheld
(b) Net of $57,018 foreign taxes withheld
(c) Net of $39,544 foreign taxes withheld
(d) Net of $85,363 foreign taxes withheld

(e) Net of $274,008 foreign taxes withheld

136	See notes to financial statements	137

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2010

	SELECT			SPECIAL
	GROWTH	OPPORTUNITY		SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$2,006,117	$6,740,654	(f)	$3,316,842	$3,978,081 (g)
Dividends from affiliate (Note 2)	4,370	5,264		27,082	5,630
Interest	—	—		—	171

Total income	2,010,487	6,745,918		3,343,924	3,983,882

Expenses (Notes 1 and 3):
Advisory fees	1,396,061	2,987,526		2,515,255	1,181,488
Distribution plan expenses – Class A	530,628	1,141,999		781,606	351,196
Distribution plan expenses – Class B	92,653	217,678		81,652	34,946
Shareholder servicing costs	805,709	1,339,881		932,820	555,659
Professional fees	36,625	61,461		43,475	40,397
Custodian fees	10,657	32,103		24,596	135,821
Registration fees	34,609	46,224		40,414	44,303
Reports to shareholders	17,329	28,084		21,418	12,588
Trustees’ fees	9,402	20,261		13,529	6,023
Other expenses	38,042	79,804		51,165	36,220

Total expenses	2,971,715	5,955,021		4,505,930	2,398,641
Less: Expenses waived	—	—		(365,650)	—
Expenses paid indirectly	(1,282)	(2,771)		(1,850)	(830)

Net expenses	2,970,433	5,952,250		4,138,430	2,397,811

Net investment income (loss)	(959,946)	793,668		(794,506)	1,586,071

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	11,072,238	17,731,893		26,160,463	(3,247,752)
Foreign currency transactions	—	—		—	476,147
Net realized gain (loss) on investments
and foreign currency transactions	11,072,238	17,731,893		26,160,463	(2,771,605)
Net unrealized appreciation of:
Investments	5,200,313	30,124,890		5,717,051	17,864,235
Foreign currency transactions	—	—		—	62,258
Net unrealized appreciation of investments
and foreign currency transactions	5,200,313	30,124,890		5,717,051	17,926,493

Net gain on investments and foreign currency transactions	16,272,551	47,856,783		31,877,514	15,154,888

Net Increase in Net Assets Resulting from Operations	$15,312,605	$48,650,451		$31,083,008	$16,740,959

(f) Net of $9,387 foreign taxes withheld
(g) Net of $312,369 foreign taxes withheld

138	See notes to financial statements	139

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME
Year Ended September 30	2010	2009	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$1,221,501	$10,770,050	$10,935,987	$16,503,247	$15,274,428	$34,376,424	$35,830,693
Net realized gain (loss) on investments	—	—	3,103,773	980,301	13,779,861	(12,048,295)	(6,736,530)	(112,253,431)
Net unrealized appreciation of investments	—	—	2,718,962	10,055,950	16,328,093	45,188,050	41,269,692	88,440,358

Net increase in net assets resulting
from operations	—	1,221,501	16,592,785	21,972,238	46,611,201	48,414,183	68,909,586	12,017,620

Dividends to Shareholders
Net investment income – Class A	—	(1,215,241)	(11,719,577)	(11,010,399)	(17,308,661)	(15,729,968)	(35,370,028)	(36,620,365)
Net investment income – Class B	—	(6,260)	(390,654)	(439,921)	(611,139)	(760,072)	(775,851)	(980,700)
Total dividends	—	(1,221,501)	(12,110,231)	(11,450,320)	(17,919,800)	(16,490,040)	(36,145,879)	(37,601,065)
Share Transactions*
Class A:
Proceeds from shares sold	103,494,290	149,200,434	77,347,300	89,368,837	92,777,083	62,035,917	60,690,077	38,647,729
Reinvestment of dividends	—	1,183,936	10,581,329	9,894,128	15,532,529	13,931,701	28,803,544	29,097,696
Cost of shares redeemed	(141,727,633)	(212,143,550)	(53,101,171)	(50,746,193)	(56,404,349)	(48,574,281)	(55,246,111)	(64,519,916)
	(38,233,343)	(61,759,180)	34,827,458	48,516,772	51,905,263	27,393,337	34,247,510	3,225,509
Class B:
Proceeds from shares sold	1,539,880	4,860,797	1,715,685	4,308,972	1,808,223	2,161,072	1,330,180	1,369,449
Reinvestment of dividends	—	6,061	362,862	411,452	565,450	691,880	661,566	796,975
Cost of shares redeemed	(3,230,970)	(5,000,550)	(4,525,074)	(3,684,416)	(5,959,456)	(5,425,434)	(3,552,378)	(4,484,336)
	(1,691,090)	(133,692)	(2,446,527)	1,036,008	(3,585,783)	(2,572,482)	(1,560,632)	(2,317,912)
Net increase (decrease) from share transactions	(39,924,433)	(61,892,872)	32,380,931	49,552,780	48,319,480	24,820,855	32,686,878	907,597
Net increase (decrease) in net assets	(39,924,433)	(61,892,872)	36,863,485	60,074,698	77,010,881	56,744,998	65,450,585	(24,675,848)
Net Assets
Beginning of year	175,766,579	237,659,451	299,975,328	239,900,630	341,685,909	284,940,911	449,947,418	474,623,266
End of year†	$135,842,146	$175,766,579	$336,838,813	$299,975,328	$418,696,790	$341,685,909	$515,398,003	$449,947,418

†Includes undistributed net investment income (deficit) of	$—	$—	$18,529	$121,938	$(1,228,073)	$(732,205)	$731,963	$1,087,103

*Shares Issued and Redeemed
Class A:
Sold	103,494,290	149,200,434	6,837,194	8,119,199	9,912,848	7,506,299	25,340,112	18,474,840
Issued for dividends reinvested	—	1,183,936	935,774	896,474	1,652,178	1,685,746	11,996,262	14,128,160
Redeemed	(141,727,633)	(212,143,550)	(4,701,354)	(4,609,280)	(6,026,306)	(5,958,625)	(23,070,665)	(31,275,460)
Net increase (decrease) in Class A shares outstanding	(38,233,343)	(61,759,180)	3,071,614	4,406,393	5,538,720	3,233,420	14,265,709	1,327,540

Class B:
Sold	1,539,880	4,860,797	151,892	391,751	193,657	263,623	554,862	664,130
Issued for dividends reinvested	—	6,061	32,138	37,308	60,264	84,000	275,454	387,573
Redeemed	(3,230,970)	(5,000,550)	(400,873)	(334,945)	(639,197)	(668,820)	(1,483,639)	(2,160,772)
Net increase (decrease) in Class B shares outstanding	(1,691,090)	(133,692)	(216,843)	94,114	(385,276)	(321,197)	(653,323)	(1,109,069)

140	See notes to financial statements	141

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		VALUE		BLUE CHIP		GROWTH & INCOME
Year Ended September 30	2010	2009	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$6,684,269	$6,724,242	$4,782,032	$5,849,817	$3,213,011	$4,058,526	$4,160,650	$4,423,835
Net realized gain (loss) on investments	4,700,281	(9,483,692)	11,905,008	(13,268,873)	5,636,663	(9,977,253)	3,057,400	(20,403,791)
Net unrealized appreciation (depreciation) of investments	20,333,126	10,774,205	14,490,454	(20,963,487)	14,721,082	(31,288,703)	46,947,411	(32,959,787)

Net increase (decrease) in net assets resulting
from operations	31,717,676	8,014,755	31,177,494	(28,382,543)	23,570,756	(37,207,430)	54,165,461	(48,939,743)

Distributions to Shareholders
Net investment income – Class A	(7,206,405)	(7,294,927)	(4,770,685)	(5,289,493)	(3,748,853)	(3,817,452)	(3,447,522)	(6,507,658)
Net investment income – Class B	(265,077)	(411,162)	(91,965)	(157,251)	(65,517)	(110,020)	(7,107)	(312,817)
Net realized gains – Class A	—	—	—	—	—	—	—	(1,098,693)
Net realized gains – Class B	—	—	—	—	—	—	—	(73,074)

Total distributions	(7,471,482)	(7,706,089)	(4,862,650)	(5,446,744)	(3,814,370)	(3,927,472)	(3,454,629)	(7,992,242)

Share Transactions *
Class A:
Proceeds from shares sold	65,236,988	48,128,682	47,998,032	46,162,803	42,299,508	41,475,826	86,759,378	78,339,719
Reinvestment of distributions	7,095,031	7,183,309	4,692,913	5,211,749	3,717,017	3,786,180	3,415,609	7,539,347
Cost of shares redeemed	(50,060,155)	(45,000,268)	(51,740,503)	(44,829,250)	(55,163,840)	(46,153,726)	(89,994,980)	(79,223,395)

	22,271,864	10,311,723	950,442	6,545,302	(9,147,315)	(891,720)	180,007	6,655,671
Class B:
Proceeds from shares sold	1,479,911	1,896,768	931,640	1,383,432	1,258,064	1,712,240	2,407,343	2,970,932
Reinvestment of distributions	263,214	405,877	91,498	156,218	65,439	109,716	7,097	384,206
Cost of shares redeemed	(6,622,753)	(6,192,908)	(3,250,976)	(4,455,394)	(6,213,513)	(6,707,446)	(9,067,038)	(9,309,449)

	(4,879,628)	(3,890,263)	(2,227,838)	(2,915,744)	(4,890,010)	(4,885,490)	(6,652,598)	(5,954,311)

Net increase (decrease) from share transactions	17,392,236	6,421,460	(1,277,396)	3,629,558	(14,037,325)	(5,777,210)	(6,472,591)	701,360

Net increase (decrease) in net assets	41,638,430	6,730,126	25,037,448	(30,199,729)	5,719,061	(46,912,112)	44,238,241	(56,230,625)

Net Assets
Beginning of year	336,186,558	329,456,432	320,820,945	351,020,674	375,360,550	422,272,662	608,291,372	664,521,997

End of year†	$377,824,988	$336,186,558	$345,858,393	$320,820,945	$381,079,611	$375,360,550	$652,529,613	$608,291,372

†Includes undistributed net investment income of	$202,204	$470,660	$775,444	$1,047,762	$793,109	$1,394,468	$734,304	$34,203

*Shares Issued and Redeemed
Class A:
Sold	4,717,067	4,109,052	7,583,329	8,803,750	2,190,993	2,580,194	6,879,346	7,829,046
Issued for distributions reinvested	513,741	603,791	743,977	985,364	192,725	232,570	271,569	746,863
Redeemed	(3,616,060)	(3,885,466)	(8,163,446)	(8,634,264)	(2,851,867)	(2,883,244)	(7,135,325)	(8,010,238)

Net increase (decrease) in Class A shares outstanding	1,614,748	827,377	163,860	1,154,850	(468,149)	(70,480)	15,590	565,671

Class B:
Sold	108,792	165,872	149,472	272,994	69,790	115,095	203,071	317,151
Issued for distributions reinvested	19,385	34,840	14,731	30,278	3,627	7,334	584	40,830
Redeemed	(489,191)	(543,696)	(523,549)	(868,516)	(345,863)	(446,123)	(765,993)	(984,923)

Net decrease in Class B shares outstanding	(361,014)	(342,984)	(359,346)	(565,244)	(272,446)	(323,694)	(562,338)	(626,942)

142	See notes to financial statements	143

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	GLOBAL		SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS
Year Ended September 30	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$59,861	$753,481	$(959,946)	$(928,942)	$793,668	$121,938	$(794,506)	$418,246
Net realized gain (loss) on investments
and foreign currency transactions	16,003,052	(64,378,267)	11,072,238	(72,064,132)	17,731,893	(24,480,008)	26,160,463	(47,829,807)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	2,462,568	63,840,351	5,200,313	27,119,973	30,124,890	(2,830,615)	5,717,051	32,434,302

Net increase (decrease) in net assets resulting
from operations	18,525,481	215,565	15,312,605	(45,873,101)	48,650,451	(27,188,685)	31,083,008	(14,977,259)

Distributions to Shareholders
Net investment income – Class A	(427,532)	(700,428)	—	—	—	—	—	(316,738)
Net investment income – Class B	—	(15,414)	—	—	—	—	—	(769)
Distributions in excess of net investment income – Class A	—	(1,000,030)	—	—	—	—	—	—
Distributions in excess of net investment income – Class B	—	(37,956)	—	—	—	—	—	—
Net realized gains – Class A	—	—	—	—	—	(10,298,045)	—	(6,706,340)
Net realized gains – Class B	—	—	—	—	—	(918,722)	—	(335,771)

Total distributions	(427,532)	(1,753,828)	—	—	—	(11,216,767)	—	(7,359,618)

Share Transactions *
Class A:
Proceeds from shares sold	37,303,365	27,829,425	28,932,274	30,784,311	56,923,811	45,788,903	35,218,514	31,078,864
Reinvestment of distributions	421,308	1,665,406	—	—	—	10,254,773	—	6,983,764
Cost of shares redeemed	(35,543,345)	(27,935,429)	(29,917,838)	(26,091,741)	(56,238,588)	(43,909,512)	(37,396,683)	(29,343,070)

	2,181,328	1,559,402	(985,564)	4,692,570	685,223	12,134,164	(2,178,169)	8,719,558

Class B:
Proceeds from shares sold	802,245	1,013,659	778,215	1,073,575	1,670,590	1,869,978	668,989	785,115
Reinvestment of distributions	—	53,157	—	—	—	916,291	—	335,504
Cost of shares redeemed	(2,001,142)	(2,161,628)	(3,551,178)	(4,659,036)	(7,204,124)	(7,105,182)	(2,842,096)	(2,961,582)

	(1,198,897)	(1,094,812)	(2,772,963)	(3,585,461)	(5,533,534)	(4,318,913)	(2,173,107)	(1,840,963)

Net increase (decrease) from share transactions	982,431	464,590	(3,758,527)	1,107,109	(4,848,311)	7,815,251	(4,351,276)	6,878,595

Net increase (decrease) in net assets	19,080,380	(1,073,673)	11,554,078	(44,765,992)	43,802,140	(30,590,201)	26,731,732	(15,458,282)

Net Assets
Beginning of year	256,545,122	257,618,795	180,425,473	225,191,465	378,444,487	409,034,688	254,918,843	270,377,125

End of year†	$275,625,502	$256,545,122	$191,979,551	$180,425,473	$422,246,627	$378,444,487	$281,650,575	$254,918,843

†Includes undistributed net investment income (deficit) of	$(127,034)	$(113,939)	$—	$—	$792,807	$73,125	$—	$363,450

*Shares Issued and Redeemed
Class A:
Sold	6,360,255	5,981,721	5,206,038	6,231,108	2,558,776	2,694,996	1,802,540	2,014,582
Issued for distributions reinvested	70,927	370,090	—	—	—	620,749	—	471,557
Redeemed	(6,087,314)	(6,117,705)	(5,392,868)	(5,303,836)	(2,529,554)	(2,613,382)	(1,909,903)	(1,920,295)

Net increase (decrease) in Class A shares outstanding	343,868	234,106	(186,830)	927,272	29,222	702,363	(107,363)	565,844

Class B:
Sold	156,238	257,172	151,295	236,169	85,932	126,727	39,330	58,566
Issued for distributions reinvested	—	13,356	—	—	—	62,889	—	25,749
Redeemed	(392,927)	(529,400)	(695,270)	(984,800)	(370,238)	(475,942)	(167,386)	(219,514)

Net decrease in Class B shares outstanding	(236,689)	(258,872)	(543,975)	(748,631)	(284,306)	(286,326)	(128,056)	(135,199)

144	See notes to financial statements	145

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	INTERNATIONAL
Year Ended September 30	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,586,071	$1,022,732
Net realized loss on investments
and foreign currency transactions	(2,771,605)	(23,842,576)
Net unrealized appreciation of investments
and foreign currency transactions	17,926,493	19,013,662
Net increase (decrease) in net assets
resulting from operations	16,740,959	(3,806,182)
Dividends to Shareholders
Net investment income – Class A	(255,393)	(1,461,635)
Net investment income – Class B	—	(46,959)

Total dividends	(255,393)	(1,508,594)
Share Transactions *
Class A:
Proceeds from shares sold	24,832,707	22,093,794
Reinvestment of dividends	254,426	1,452,292
Cost of shares redeemed	(19,203,741)	(15,560,100)

	5,883,392	7,985,986
Class B:
Proceeds from shares sold	434,739	520,694
Reinvestment of dividends	—	46,946
Cost of shares redeemed	(711,435)	(768,606)

	(276,696)	(200,966)

Net increase from share transactions	5,606,696	7,785,020

Net increase in net assets	22,092,262	2,470,244

Net Assets
Beginning of year	111,046,000	108,575,756

End of year †	$133,138,262	$111,046,000

†Includes undistributed net investment income of	$2,803,825	$994,587

*Shares Issued and Redeemed
Class A:
Sold	2,673,494	2,936,440
Reinvestment of dividends	27,299	189,594
Redeemed	(2,061,028)	(2,078,169)

Net increase in Class A shares outstanding	639,765	1,047,865

Class B:
Sold	48,103	71,230
Reinvestment of dividends	—	6,234
Redeemed	(78,501)	(103,335)

Net decrease in Class B shares outstanding	(30,398)	(25,871)

146	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (“the 1940 Act”) as diversified, open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2010 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Value Fund seeks total return.

Blue Chip Fund seeks high total investment return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security

147

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2010, Fund For Income held six securities that were fair valued by its Valuation Committee with an aggregate value of $13,644, representing 0.0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

148

In accordance with Accounting Standards Codification (“ASC”) 820 Fair Value Measurements and Disclosures (“ASC 820”), formerly known as Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Investments in the affiliated unregistered money market fund are categorized as Level 1. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of September 30, 2010, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

In January 2010, FASB released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). Among the new disclosures and clarifications of existing disclosures ASU No. 2010-06 requires

149

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

the Funds to disclose separately the amounts of significant transfers in and out of Level 1 and 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. ASU No. 2010-06 requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. ASU No. 2010-06 also requires disclosure of the reasons for significant transfers in and out of Level 3. The Funds adopted ASU No. 2010-06 on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2010, capital loss carryovers were as follows:

				Year Capital Loss Carryovers Expire
Fund	Total	2011	2012	2013	2014	2015	2016	2017	2018
Government	$5,623,386	$—	$308,826	$1,600,894	$740,643	$1,909,473	$1,063,550	$—	$—
Investment Grade	30,773,711	—	—	—	—	3,567,502	401,409	26,804,800	—
Fund For Income	259,762,605	52,099,335	25,740,298	10,200,012	7,456,986	24,660,250	5,033,118	23,949,720	110,622,886
Total Return	8,644,290	—	—	—	—	—	—	5,168,651	3,475,639
Value	32,785,545	14,265,890	—	—	—	—	—	18,519,655	—
Blue Chip*	85,083,025	70,632,641	—	—	—	—	—	12,329,978	2,120,406
Growth & Income	18,969,083	—	—	—	—	—	—	8,796,265	10,172,818
Global	47,792,818	—	—	—	—	—	—	18,998,989	28,793,829
Select Growth	94,321,335	—	—	—	—	—	2,098,139	48,016,088	44,207,108
Opportunity	6,689,308	—	—	—	—	—	—	4,904,349	1,784,959
Special Situations	19,696,194	—	—	—	—	—	—	12,205,466	7,490,728
International	42,081,579	—	—	—	—	82,339	1,552,900	19,541,066	20,905,274

*	For Blue Chip Fund, $1,445,102 of the $85,083,025 capital loss carryover was acquired on August 10, 2007 in the tax free reorganization with the First Investors Focused Equity Fund that was approved by the Equity Fund’s Board of
Trustees. Due to the reorganization the Fund will have available for utilization $1,445,102 for the taxable year 2011.
These capital loss carryovers will expire in 2011.

150

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Value Fund, Blue Chip Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund are declared and paid annually. Distributions from net realized capital gains of each of the other Funds, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

151

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

F. Foreign Currency Translations—The accounting records of Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. The Bank of New York Mellon (“BONY”) custodian for the Income Funds has provided credits in the amount of $15 against custodian charges based on the uninvested cash balances of the Funds. For the period, October 1, 2009 through October 7, 2009 BONY served as custodian for the Total Return, Value, Blue Chip, Growth & Income, Select Growth, Opportunity and Special Situations Funds. Effective October 8, 2009, Brown Brothers Harriman & Co. (“BBH”) became the custodian for the Total Return, Value, Blue Chip, Growth & Income, Select Growth, Opportunity and Special Situations Funds. BBH has served as custodian to the Global Fund and the International Fund since the Funds’ inception. The Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2010, expenses were reduced by $8,529 for the Income Funds and by $20,382 for the Equity Funds under these arrangements.

152

2. Security Transactions—For the year ended September 30, 2010, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$—	$—	$173,541,167	$132,723,220
Investment Grade	247,932,895	197,172,275	—	10,077,313
Fund For Income	387,773,765	364,653,517	—	—
Total Return	129,837,657	106,406,251	28,320,240	35,190,753
Value	69,920,485	68,860,323	—	—
Blue Chip	72,826,002	83,616,930	—	—
Growth & Income	156,063,424	186,090,359	—	—
Global	231,024,612	230,735,483	—	—
Select Growth	178,708,367	183,157,725	—	—
Opportunity	159,640,238	167,973,059	—	—
Special Situations	162,161,036	174,906,697	—	—
International	42,334,340	37,213,147	—	—

At September 30, 2010, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Government	$323,976,836	$12,304,291	$142,898	$12,161,393
Investment Grade	370,435,547	39,157,008	344,531	38,812,477
Fund For Income	494,665,193	34,519,480	11,854,840	22,664,640
Total Return	342,131,222	52,958,606	15,112,020	37,846,586
Value	323,081,125	48,370,158	25,775,090	22,595,068
Blue Chip	316,357,361	85,839,270	20,913,207	64,926,063
Growth & Income	591,236,515	125,288,199	62,507,890	62,780,309
Global	232,860,644	43,702,185	4,357,427	39,344,758
Select Growth	167,699,462	27,458,571	3,009,094	24,449,477
Opportunity	371,947,668	87,264,170	37,006,542	50,257,628
Special Situations	239,361,446	47,437,630	8,375,977	39,061,653
International	104,582,469	28,478,123	1,189,011	27,289,112

153

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the year ended September 30, 2010, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchase	Sales	Value at	Dividend
Fund	9/30/09	Shares/Cost	Shares/Costs	9/30/10	Income
Government	$17,018,000	$101,525,000	$117,443,000	$1,100,000	$18,629
Investment Grade	5,775,000	86,175,000	88,300,000	3,650,000	8,982
Fund For Income	4,170,000	198,080,000	184,590,000	17,660,000	22,413
Total Return	700,000	75,865,000	71,265,000	5,300,000	8,605
Value	15,725,000	42,030,000	43,975,000	13,780,000	28,054
Blue Chip	7,485,000	41,085,000	45,275,000	3,295,000	8,362
Growth & Income	5,405,000	116,200,000	94,045,000	27,560,000	19,762
Global	11,955,000	55,985,000	58,380,000	9,560,000	17,802
Select Growth	2,435,000	18,350,000	18,650,000	2,135,000	4,370
Opportunity	3,830,000	76,125,000	74,835,000	5,120,000	5,264
Special Situations	10,031,000	107,805,000	105,971,000	11,865,000	27,082
International	1,250,000	29,215,000	28,410,000	2,055,000	5,630

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, First Investors Management Company, Inc. (“FIMCO”), their underwriter, First Investors Corporation (“FIC”), their transfer agent, Administrative Data Management Corp. (“ADM”) and/or First Investors Federal Savings Bank (“FIFSB”), custodian of the Funds’ retirement accounts. Trustees of the Trusts who are not “interested persons” of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2010, total trustees fees accrued by the Income Funds and Equity Funds amounted to $65,863 and $149,165, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. During the period October 1, 2009 to September 30, 2010, FIMCO has voluntarily waived $679,446 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares and 1.35% on Class B shares. Also, FIMCO has voluntarily waived an additional $68,592 in advisory fees and assumed $405,058 of other expenses to prevent a negative yield on the Fund’s shares.

154

Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2010, FIMCO has voluntarily waived 16.7% of the .66% annual fee to limit the advisory fee to .55% of each Fund’s average daily net assets.

Fund For Income—.75% on the first $250 million of the Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2010, FIMCO has voluntarily waived 6.7% of the .75% annual fee to limit the advisory fee to .70% of the Fund’s average daily net assets.

Total Return, Value, Blue Chip, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2010, FIMCO has voluntarily waived 20% of the 1% annual fee to limit the advisory fee to .80% of the Fund’s average daily net assets.

Global and International Funds—.98% on the first $300 million of each Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2010, FIMCO has voluntarily waived 3.1% of the .98% annual fee on Global Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

For the year ended September 30, 2010, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $8,837,437 and $23,360,558, respectively, of which $1,679,215 and $444,699, respectively, was voluntarily waived by FIMCO as noted above.

155

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

For the year ended September 30, 2010, FIC, as underwriter, received from the Income Funds and Equity Funds $6,768,239 and $15,324,094, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $125,789 and $7,845, respectively, to other dealers. For the year ended September 30, 2010, shareholder servicing costs for the Income Funds and Equity Funds included $2,512,303 (of which $44,520 was voluntarily waived by ADM on the Cash Management Fund) and $7,115,154, respectively, in transfer agent fees accrued to ADM and $413,851 and $1,957,902, respectively, in retirement accounts custodian fees accrued to FIFSB.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee of 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2010, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $3,797,760 and $9,757,741, respectively.

Muzinich & Co., Inc., serves as investment subadviser to Fund For Income. Wellington Management Company, LLP serves as investment subadviser to Global Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2010, Investment Grade Fund held eighteen 144A securities with an aggregate value of $57,616,787 representing 13.8% of the Fund’s net assets, Fund For Income held seventy-two 144A securities with an aggregate value of $174,000,806 representing 33.8% of the Fund’s net assets, Total Return Fund held sixteen 144A securities with an aggregate value of $17,607,422 representing 4.7% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At September 30, 2010, Cash Management Fund held eight Section 4(2) securities with an aggregate value of $28,092,919

156

representing 20.7% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the Global Fund and the International Fund purchase or sell foreign securities they may enter into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Funds’ assets.

The Global Fund and International Fund had no forward currency contracts outstanding at September 30, 2010.

7. Foreign Exchange Contracts—The Global Fund and the International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets.

The Global Fund had no foreign exchange contracts open at September 30, 2010.

157

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

The International Fund had the following foreign exchange contracts open at September 30, 2010:

Contracts to Buy						Unrealized
Foreign Currency			In Exchange for	Settlement Date		Gain

426,031,000	Indian Rupee	US	$9,083,145	11/18/10	US	$397,906
4,747,000	Australian Dollar		4,285,259	11/19/10		311,028
2,627,000	Swiss Franc		2,397,248	11/19/10		291,733
1,728,000	Canadian Dollar		1,655,759	11/30/10		28,697
4,532,000	Brazilian Real		2,447,929	12/2/10		227,080
4,723,000	Euro		5,948,388	12/10/10		499,482
2,769,000	Euro		3,724,831	2/14/11		55,425
			$29,542,559			$1,811,351

Contracts to Sell						Unrealized
Foreign Currency			In Exchange for	Settlement Date		Loss

426,031,000	Indian Rupee	US	$9,265,010	11/18/10	US	$(216,040)
4,747,000	Australian Dollar		4,042,516	11/19/10		(553,771)
2,627,000	Swiss Franc		2,303,506	11/19/10		(385,475)
1,728,000	Canadian Dollar		1,641,164	11/30/10		(43,292)
4,532,000	Brazilian Real		2,384,667	12/2/10		(290,342)
4,723,000	Euro		5,665,333	12/10/10		(782,537)
9,653,000	British Pound		15,153,955	2/14/11		(57,202)
2,769,000	Euro		3,596,211	2/14/11		(184,045)
			$44,052,362			$(2,512,704)
Net Unrealized Loss on Foreign Exchange Contracts						$(701,353)

Fair Value of Derivative Instruments—The fair value of International Fund’s derivative instruments as of September 30, 2010, was as follows:

	Assets Derivatives		Liability Derivatives

Derivatives not accounted	Statements of		Statements of
for as hedging instruments	Assets and		Assets and
under ASC 815*	Liabilities Location	Value	Liabilities Location	Value
Foreign exchange contracts:	Unrealized		Unrealized
	appreciation of		depreciation of
	foreign exchange		foreign exchange
	contracts	$1,811,351	contracts	$2,512,704

158

The effect of International Fund’s derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain
for as hedging instruments	on Foreign Currency
under ASC 815*	Transactions
Foreign currency transactions:		$476,147

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	on Foreign Currency
under ASC 815*	Transactions
Foreign currency transactions:		$62,258

* Formerly known as Statement 133

8. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

159

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2010 and September 30, 2009 were as follows:

	Year Ended September 30, 2010			Year Ended September 30, 2009
	Distributions			Distributions
	Declared from			Declared from
		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Cash Management	$—	$—	$—	$1,221,501	$—	$1,221,501
Government	12,110,231	—	12,110,231	11,450,320	—	11,450,320
Investment Grade	17,919,800	—	17,919,800	16,490,040	—	16,490,040
Fund For Income	36,145,879	—	36,145,879	37,601,065	—	37,601,065
Total Return	7,471,481	—	7,471,481	7,706,089	—	7,706,089
Value	4,862,650	—	4,862,650	5,446,744	—	5,446,744
Blue Chip	3,814,370	—	3,814,370	3,927,472	—	3,927,472
Growth & Income	3,454,629	—	3,454,629	7,540,914	451,328	7,992,242
Global	427,532	—	427,532	1,753,828	—	1,753,828
Opportunity	—	—	—	1,730,190	9,486,577	11,216,767
Special Situations	—	—	—	317,507	7,042,111	7,359,618
International	255,393	—	255,393	1,508,594	—	1,508,594

As of September 30, 2010, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed		Other		Distributable
	Ordinary	Capital Losses	Accumulated	Unrealized	Earnings
Fund	Income	Carryover	Losses*	Appreciation	(Deficit) **
Government	$18,529	$(5,623,386)	$—	$12,161,393	$6,556,536
Investment Grade	166,097	(30,773,711)	—	38,812,477	8,204,863
Fund For Income	1,236,333	(259,762,605)	(10,740,866)	22,664,640	(246,602,498)
Total Return	625,308	(8,644,290)	—	37,846,586	29,827,604
Value	775,444	(32,785,545)	—	22,595,068	(9,415,033)
Blue Chip	793,110	(85,083,025)	—	64,926,063	(19,363,852)
Growth & Income	734,304	(18,969,083)	—	62,780,309	44,545,530
Global	—	(47,792,818)	(115,498)	39,341,556	(8,566,760)
Select Growth	—	(94,321,335)	—	24,449,477	(69,871,858)
Opportunity	792,804	(6,689,308)	—	50,257,628	44,361,124
Special Situations	—	(19,696,194)	—	39,061,653	19,365,459
International	2,309,035	(42,081,579)	(3,942,027)	27,289,112	(16,425,459)

*	Other accumulated losses consist primarily of post-October loss deferrals.
**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, post-October loss deferrals and amortization of bond premium and discounts.

160

For the year ended September 30, 2010, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts and passive foreign investment companies, foreign currency transactions and expiration of capital loss carryovers.

		Undistributed
		Ordinary	Accumulated
		Income	Capital Gains	Unrealized
	Capital Paid In	(Deficit)	(Losses)	Appreciation
Government	$—	$1,236,772	$(1,236,772)	$—
Investment Grade	—	920,686	(920,686)	—
Fund For Income	(18,563,112)	694,315	17,868,797	—
Total Return	—	518,757	(520,645)	1,888
Value	36,104	(191,700)	13,985	141,611
Blue Chip	(14,615,567)	—	14,615,567	—
Growth & Income	2	(5,920)	—	5,918
Global	(461,114)	354,576	106,538	—
Select Growth	(959,946)	959,946	—	—
Opportunity	—	(73,986)	(62,229)	136,215
Special Situations	(794,504)	431,056	363,448	—
International	(2,414)	478,560	(476,146)	—

10. Reorganizations—On August 10, 2007, First Investors Blue Chip Fund (“Blue Chip Fund”) acquired all of the net assets of the First Investors Focused Equity Fund (“Focused Equity Fund”) in connection with a tax-free reorganization that was approved by the Equity Fund’s Board of Trustees.

11. Subsequent Events—Subsequent events occurring after September 30, 2010 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC will be acquired by Foresters (the “Transaction”). As a result of the Transaction, FIMCO will become a wholly owned subsidiary of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

161

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2010

The closing of the Transaction is subject to a number of conditions, including obtaining regulatory approvals in the U.S. and Canada, and obtaining the approval of the Board of Trustees and shareholders of the First Investors Funds of new investment advisory agreements between FIMCO and the Funds to take effect upon the closing. The Board of Trustees of the Funds approved the new investment advisory agreements (and certain other actions that are required for the Transaction to close) at a meeting on September 16, 2010. The new investment advisory agreements were approved by the shareholders of each Fund at a shareholders meeting held on November 19, 2010. Assuming that all conditions are satisfied, the Transaction could close as early as December 31, 2010.

162

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163

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income	Expenses	Income (Loss)	Rate

CASH MANAGEMENT FUND

Class A
2006	$1.00	$.038	—	$.038	$.038	—	$.038	$1.00	3.89%	$200.78%		.79%	3.85%	1.01%	3.62%	—
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.59	218.80		.81	4.51	.93	4.38	—
2008	1.00	.027	—	.027	.027	—	.027	1.00	2.69	234.80		.80	2.63	.92	2.51	—
2009	1.00	.005	—	.005	.005	—	.005	1.00	.54	172.71		.71	.58	1.03	.26	—
2010	1.00	—	—	—	—	—	—	1.00	.00	134.30		.30	.00	1.08	(.78)	—
Class B
2006	1.00	.031	—	.031	.031	—	.031	1.00	3.11	3	1.53	1.54	3.10	1.76	2.87	—
2007	1.00	.037	—	.037	.037	—	.037	1.00	3.81	2	1.55	1.56	3.76	1.68	3.63	—
2008	1.00	.019	—	.019	.019	—	.019	1.00	1.92	4	1.55	1.55	1.88	1.67	1.76	—
2009	1.00	.001	—	.001	.001	—	.001	1.00	.14	3	1.13	1.13	.16	1.78	(.49)	—
2010	1.00	—	—	—	—	—	—	1.00	.00	2.30		.30	.00	1.83	(1.53)	—

GOVERNMENT FUND

Class A
2006	$10.88	$.45	$(.13)	$.32	$.49	—	$.49	$10.71	3.02%	$186	1.10%	1.11%	4.14%	1.35%	3.89%	43%
2007	10.71	.49	(.06)	.43	.50	—	.50	10.64	4.07	199	1.10	1.11	4.62	1.24	4.48	23
2008	10.64	.49	.11	.60	.48	—	.48	10.76	5.73	228	1.10	1.10	4.29	1.24	4.15	37
2009	10.76	.47	.44	.91	.47	—	.47	11.20	8.59	287	1.10	1.10	4.03	1.26	3.87	43
2010	11.20	.43	.16	.59	.43	—	.43	11.36	5.39	326	1.13	1.13	3.44	1.24	3.33	42
Class B
2006	10.87	.36	(.12)	.24	.40	—	.40	10.71	2.32	13	1.85	1.86	3.39	2.10	3.14	43
2007	10.71	.41	(.06)	.35	.42	—	.42	10.64	3.33	12	1.82	1.83	3.90	1.96	3.76	23
2008	10.64	.41	.12	.53	.41	—	.41	10.76	4.99	12	1.80	1.80	3.59	1.94	3.45	37
2009	10.76	.39	.43	.82	.39	—	.39	11.19	7.75	13	1.80	1.80	3.33	1.96	3.17	43
2010	11.19	.35	.17	.52	.36	—	.36	11.35	4.70	11	1.83	1.83	2.74	1.94	2.63	42

164	165

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income	Expenses	Income	Rate

INVESTMENT GRADE FUND

Class A
2006	$9.76	$.44	$ (.19)	$ .25	$.49	—	$.49	$9.52	2.69%	$231	1.10%	1.11%	4.35%	1.27%	4.18%	74%
2007	9.52	.45	(.09)	.36	.46	—	.46	9.42	3.91	271	1.10	1.11	4.58	1.22	4.46	50
2008	9.42	.48	(1.20)	(.72)	.47	—	.47	8.23	(8.12)	268	1.10	1.10	4.80	1.23	4.67	127
2009	8.23	.49	.85	1.34	.47	—	.47	9.10	17.06	325	1.10	1.10	5.29	1.27	5.12	79
2010	9.10	.44	.72	1.16	.45	—	.45	9.81	13.09	405	1.12	1.12	4.75	1.23	4.64	56
Class B
2006	9.75	.30	(.12)	.18	.42	—	.42	9.51	1.92	24	1.85	1.86	3.60	2.02	3.43	74
2007	9.51	.35	(.05)	.30	.40	—	.40	9.41	3.17	22	1.82	1.83	3.86	1.94	3.74	50
2008	9.41	.42	(1.21)	(.79)	.40	—	.40	8.22	(8.78)	17	1.80	1.80	4.10	1.93	3.97	127
2009	8.22	.44	.85	1.29	.40	—	.40	9.11	16.35	16	1.80	1.80	4.59	1.97	4.42	79
2010	9.11	.39	.70	1.09	.39	—	.39	9.81	12.20	14	1.82	1.82	4.05	1.93	3.94	56

INCOME FUND

Class A
2006	$3.07	$.22	$(.06)	$.16	$.22	—	$.22	$3.01	5.40%	$555	1.30%	1.31%	7.28%	N/A	N/A	28%
2007	3.01	.21	(.02)	.19	.21	—	.21	2.99	6.38	563	1.28	1.29	7.00	N/A	N/A	34
2008	2.99	.21	(.54)	(.33)	.21	—	.21	2.45	(11.58)	460	1.29	1.29	7.40	1.30	7.39	17
2009	2.45	.20	(.13)	.07	.20	—	.20	2.32	4.28	438	1.38	1.38	9.10	1.42	9.06	73
2010	2.32	.17	.18	.35	.18	—	.18	2.49	15.68	505	1.29	1.29	7.32	1.33	7.28	78
Class B
2006	3.06	.20	(.06)	.14	.20	—	.20	3.00	4.64	31	2.00	2.01	6.58	N/A	N/A	28
2007	3.00	.19	(.01)	.18	.19	—	.19	2.99	5.99	25	1.98	1.99	6.30	N/A	N/A	34
2008	2.99	.19	(.54)	(.35)	.19	—	.19	2.45	(12.25)	15	1.99	1.99	6.70	2.00	6.69	17
2009	2.45	.19	(.13)	.06	.18	—	.18	2.33	3.75	12	2.08	2.08	8.40	2.12	8.36	73
2010	2.33	.16	.16	.32	.16	—	.16	2.49	14.43	11	1.99	1.99	6.62	2.03	6.58	78

* Calculated without sales charges.
** Net of expenses waived or assumed by FIMCO and ADM (Note 3).
(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

166	See notes to financial statements	167

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income	Expenses	Income	Rate

TOTAL RETURN FUND

Class A
2006	$13.93	$.23	$ .64	$ .87	$.23	$—	$.23	$14.57	6.24%	$312	1.37%	1.38%	1.63%	1.44%	1.57%	57%
2007	14.57	.29	1.40	1.69	.30	.10	.40	15.86	11.68	355	1.32	1.33	2.05	N/A	N/A	40
2008	15.86	.36	(2.31)	(1.95)	.37	.30	.67	13.24	(12.66)	304	1.34	1.34	2.32	N/A	N/A	59
2009	13.24	.30	.03	.33	.32	—	.32	13.25	2.77	316	1.43	1.43	2.35	N/A	N/A	53
2010	13.25	.28	.95	1.23	.29	—	.29	14.19	9.38	361	1.37	1.37	2.02	N/A	N/A	40
Class B
2006	13.73	.13	.63	.76	.13	—	.13	14.36	5.53	36	2.07	2.08	.93	2.14	.87	57
2007	14.36	.14	1.42	1.56	.19	.10	.29	15.63	10.93	34	2.02	2.03	1.35	N/A	N/A	40
2008	15.63	.26	(2.29)	(2.03)	.27	.30	.57	13.03	(13.35)	25	2.04	2.04	1.62	N/A	N/A	59
2009	13.03	.21	.03	.24	.23	—	.23	13.04	2.10	21	2.13	2.13	1.65	N/A	N/A	53
2010	13.04	.18	.94	1.12	.20	—	.20	13.96	8.62	17	2.07	2.07	1.32	N/A	N/A	40

VALUE FUND

Class A
2006	$6.61	$.09	$ .78	$ .87	$.08	—	$.08	$7.40	13.22%	$337	1.39%	1.40%	1.29%	N/A	N/A	15%
2007	7.40	.10	.74	.84	.10	—	.10	8.14	11.36	414	1.32	1.33	1.34	N/A	N/A	8
2008	8.14	.12	(1.49)	(1.37)	.12	—	.12	6.65	(16.91)	334	1.35	1.35	1.62	N/A	N/A	17
2009	6.65	.11	(.64)	(.53)	.11	—	.11	6.01	(7.81)	308	1.48	1.48	2.14	N/A	N/A	15
2010	6.01	.09	.49	.58	.09	—	.09	6.50	9.76	335	1.38	1.38	1.45	N/A	N/A	21
Class B
2006	6.51	.04	.76	.80	.03	—	.03	7.28	12.34	28	2.09	2.10	.59	N/A	N/A	15
2007	7.28	.05	.72	.77	.04	—	.04	8.01	10.64	27	2.02	2.03	.64	N/A	N/A	8
2008	8.01	.07	(1.46)	(1.39)	.07	—	.07	6.55	(17.42)	17	2.05	2.05	.92	N/A	N/A	17
2009	6.55	.08	(.64)	(.56)	.07	—	.07	5.92	(8.43)	12	2.18	2.18	1.44	N/A	N/A	15
2010	5.92	.05	.48	.53	.05	—	.05	6.40	8.97	11	2.08	2.08	.75	N/A	N/A	21

168	169

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	Income (Loss)	Rate

BLUE CHIP FUND

Class A
2006	$20.60	$.10	$1.82	$1.92	$.07	—	$.07	$22.45	9.31%	$438	1.46%	1.46%	.47%	1.50%	.43%	6%
2007	22.45	.15	3.17	3.32	.13	—	.13	25.64	14.81	526	1.39	1.39	.65	N/A	N/A	3
2008	25.64	.21	(5.18)	(4.97)	.19	—	.19	20.48	(19.43)	396	1.40	1.41	.86	N/A	N/A	8
2009	20.48	.21	(1.95)	(1.74)	.20	—	.20	18.54	(8.36)	357	1.57	1.57	1.27	N/A	N/A	11
2010	18.54	.17	1.01	1.18	.20	—	.20	19.52	6.36	367	1.46	1.46	.86	N/A	N/A	19
Class B
2006	19.30	(.08)	1.72	1.64	—	—	—	20.94	8.50	44	2.16	2.16	(.23)	2.20	(.27)	6
2007	20.94	(.06)	3.00	2.94	—	—	—	23.88	14.04	46	2.09	2.09	(.05)	N/A	N/A	3
2008	23.88	.03	(4.80)	(4.77)	.04	—	.04	19.07	(20.00)	27	2.10	2.11	.16	N/A	N/A	8
2009	19.07	.09	(1.82)	(1.73)	.09	—	.09	17.25	(9.00)	18	2.27	2.27	.57	N/A	N/A	11
2010	17.25	.02	.95	.97	.07	—	.07	18.15	5.63	14	2.16	2.16	.16	N/A	N/A	19

GROWTH & INCOME FUND

Class A
2006	$13.67	$.05	$1.05	$1.10	$.05	$—	$.05	$14.72	8.06%	$671	1.37%	1.37%	.35%	N/A	N/A	34%
2007	14.72	.08	2.37	2.45	.07	.24	.31	16.86	16.78	808	1.32	1.32	.54	N/A	N/A	23
2008	16.86	.14	(3.66)	(3.52)	.11	.23	.34	13.00	(21.23)	623	1.35	1.35	.94	N/A	N/A	24
2009	13.00	.09	(1.02)	(.93)	.14	.02	.16	11.91	(6.93)	578	1.51	1.51	.90	N/A	N/A	26
2010	11.91	.09	.98	1.07	.07	—	.07	12.91	9.01	626	1.39	1.39	.68	N/A	N/A	25
Class B
2006	13.06	(.12)	1.07	.95	—	—	—	14.01	7.28	72	2.07	2.07	(.35)	N/A	N/A	34
2007	14.01	(.13)	2.35	2.22	—	.24	.24	15.99	15.98	67	2.02	2.02	(.16)	N/A	N/A	23
2008	15.99	.03	(3.47)	(3.44)	.02	.23	.25	12.30	(21.82)	41	2.05	2.05	.24	N/A	N/A	24
2009	12.30	.01	(.97)	(.96)	.10	.02	.12	11.22	(7.59)	30	2.21	2.21	.20	N/A	N/A	26
2010	11.22	(.03)	.95	.92	—	—	—	12.14	8.23	26	2.09	2.09	(.02)	N/A	N/A	25

170	171

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from							Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized				Distributions		Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net	in Excess of		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Net Investment	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Income	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	Income (Loss)	Rate

GLOBAL FUND

Class A
2006	$7.06	$.01	$ .71	$ .72	$.02	$—	$—	$.02	$7.76	10.15%	$260	1.77%	1.77%	.14%	N/A	N/A	105%
2007	7.76	—	1.87	1.87	.05	.76	—	.81	8.82	26.43	323	1.70	1.70	(.07)	1.70%	(.07)%	134
2008	8.82	.03	(1.97)	(1.94)	.01	1.12	—	1.13	5.75	(25.44)	249	1.70	1.70	.39	1.73	.36	133
2009	5.75	.02	—	.02	.02	—	.02	.04	5.73	.53	249	1.90	1.90	.38	1.93	.35	141
2010	5.73	—	.42	.42	.01	—	—	.01	6.14	7.33	269	1.72	1.72	.04	1.75	.01	92
Class B
2006	6.52	(.05)	.67	.62	—	—	—	—	7.14	9.51	14	2.47	2.47	(.56)	N/A	N/A	105
2007	7.14	(.16)	1.81	1.65	.05	.76	—	.81	7.98	25.57	14	2.40	2.40	(.77)	2.40	(.77)	134
2008	7.98	(.02)	(1.75)	(1.77)	—	1.12	—	1.12	5.09	(25.91)	9	2.40	2.40	(.31)	2.43	(.34)	133
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03	5.03	(.37)	7	2.60	2.60	(.32)	2.63	(.35)	141
2010	5.03	(.06)	.39	.33	—	—	—	—	5.36	6.56	7	2.42	2.42	(.66)	2.45	(.69)	92

SELECT GROWTH FUND††

Class A
2006	$8.82	$(.06)	$ .50	$ .44	—	$ —	—	$ —	$9.26	4.99%	$195	1.53%	1.53%	(.65)%	N/A	N/A	107%
2007	9.26	(.04)	1.75	1.71	—	.76	—	.76	10.21	19.81	243	1.47	1.47	(.46)	N/A	N/A	169
2008	10.21	(.04)	(2.06)	(2.10)	—	1.42	—	1.42	6.69	(23.84)	207	1.46	1.47	(.52)	N/A	N/A	99
2009	6.69	(.02)	(1.34)	(1.36)	—	—	—	—	5.33	(20.33)	170	1.67	1.67	(.51)	N/A	N/A	120
2010	5.33	(.03)	.49	.46	—	—	—	—	5.79	8.63	184	1.56	1.56	(.48)	N/A	N/A	98
Class B
2006	8.52	(.12)	.49	.37	—	—	—	—	8.89	4.34	23	2.23	2.23	(1.35)	N/A	N/A	107
2007	8.89	(.11)	1.68	1.57	—	.76	—	.76	9.70	19.00	25	2.17	2.17	(1.16)	N/A	N/A	169
2008	9.70	(.09)	(1.94)	(2.03)	—	1.42	—	1.42	6.25	(24.43)	18	2.16	2.17	(1.22)	N/A	N/A	99
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—	—	4.94	(20.96)	10	2.37	2.37	(1.21)	N/A	N/A	120
2010	4.94	(.07)	.46	.39	—	—	—	—	5.33	7.90	8	2.26	2.26	(1.18)	N/A	N/A	98

172	173

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	Income (Loss)	Rate

OPPORTUNITY FUND†††

Class A
2006	$28.24	$(.09)	$ .77	$ .68	$—	$ .78	$ .78	$28.14	2.58%	$435	1.44%	1.44%	(.33)%	1.47%	(.36)%	55%
2007	28.14	.16	4.35	4.51	—	1.33	1.33	31.32	16.57	481	1.38	1.38	.52	N/A	N/A	50
2008	31.32	—	(5.53)	(5.53)	.14	2.66	2.80	22.99	(19.40)	377	1.39	1.40	(.01)	N/A	N/A	40
2009	22.99	.01	(1.61)	(1.60)	—	.63	.63	20.76	(6.24)	355	1.58	1.58	.09	N/A	N/A	35
2010	20.76	.05	2.65	2.70	—	—	—	23.46	13.01	402	1.44	1.44	.24	N/A	N/A	40
Class B
2006	26.06	(.29)	.73	.44	—	.78	.78	25.72	1.85	51	2.14	2.14	(1.03)	2.17	(1.06)	55
2007	25.72	(.05)	3.97	3.92	—	1.33	1.33	28.31	15.80	50	2.08	2.08	(.18)	N/A	N/A	50
2008	28.31	(.21)	(4.89)	(5.10)	.14	2.66	2.80	20.41	(19.99)	32	2.09	2.10	(.71)	N/A	N/A	40
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63	18.21	(6.90)	23	2.28	2.28	(.61)	N/A	N/A	35
2010	18.21	(.14)	2.37	2.23	—	—	—	20.44	12.25	20	2.14	2.14	(.52)	N/A	N/A	40

SPECIAL SITUATIONS FUND

Class A
2006	$20.44	$.11	$2.07	$2.18	$—	$ —	$ —	$22.62	10.67%	$249	1.53%	1.53%	(.49)%	1.73%	(.69)%	48%
2007	22.62	(.06)	3.59	3.53	—	1.88	1.88	24.27	16.30	295	1.46	1.46	(.27)	1.61	(.42)	64
2008	24.27	.03	(2.93)	(2.90)	—	1.22	1.22	20.15	(12.67)	258	1.49	1.50	.14	1.61	.02	52
2009	20.15	.03	(1.23)	(1.20)	.02	.53	.55	18.40	(5.28)	246	1.64	1.64	.22	1.82	.04	55
2010	18.40	(.05)	2.31	2.26	—	—	—	20.66	12.28	274	1.52	1.52	(.28)	1.65	(.41)	64
Class B
2006	18.72	(.26)	2.11	1.85	—	—	—	20.57	9.88	18	2.23	2.23	(1.19)	2.43	(1.39)	48
2007	20.57	(.22)	3.26	3.04	—	1.88	1.88	21.73	15.48	18	2.16	2.16	(.97)	2.31	(1.12)	64
2008	21.73	(.13)	(2.57)	(2.70)	—	1.22	1.22	17.81	(13.26)	12	2.19	2.20	(.56)	2.31	(.68)	52
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53	16.09	(5.99)	9	2.34	2.34	(.48)	2.52	(.66)	55
2010	16.09	(.25)	2.11	1.86	—	—	—	17.95	11.56	8	2.22	2.22	(.94)	2.35	(1.07)	64

174	175

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions											Ratio to Average Net
		Investment Operations			from						Ratio to Average Net					Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**					Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment			Investment		Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits		Credits(a)		Income (Loss)	Expenses		Income (Loss)		Rate

INTERNATIONAL FUND

Class A
2006(b)	$10.00	$—	$ .71	$ .71	$—	$—	$—	$10.71	7.10%	$19	2.35	%†	2.35	%†	.15%†	5.65	%†	(3.15	)%†	9%
2007	10.71	.08	2.46	2.54	—	.07	.07	13.18	23.84	96	2.50		2.50		(.05)	2.35		.10		67
2008	13.18	.07	(3.45)	(3.38)	—	.32	.32	9.48	(26.37)	105	1.95		1.95		.20	1.94		.20		122
2009	9.48	.29	(.74)	(.45)	.13	—	.13	8.90	(4.52)	108	2.20		2.20		1.16	N/A		N/A		60
2010	8.90	.15	1.15	1.30	.02	—	.02	10.18	14.63	130	1.97		1.97		1.33	N/A		N/A		32
Class B
2006(b)	10.00	(.01)	.71	.70	—	—	—	10.70	7.00	1	3.05	†	3.05	†	(.55 )†	6.35	†	(3.85	)†	9
2007	10.70	—	2.44	2.44	—	.07	.07	13.07	22.93	4	3.20		3.20		(.75)	3.05		(.60)		67
2008	13.07	(.02)	(3.40)	(3.42)	—	.32	.32	9.33	(26.91)	4	2.65		2.65		(.50)	2.64		(.50)		122
2009	9.33	.22	(.72)	(.50)	.12	—	.12	8.71	(5.19)	3	2.90		2.90		.46	N/A		N/A		60
2010	8.71	.08	1.12	1.20	—	—	—	9.91	13.78	4	2.67		2.67		.59	N/A		N/A		32

*	Calculated without sales charges.
**	Net of expenses waived or assumed by FIMCO (Note 3).
†	Annualized.
††	Prior to May 7, 2007, known as All-Cap Growth Fund.
†††	Prior to January 31, 2008, known as Mid-Cap Opportunity Fund.
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
(b)	For the Year June 27, 2006 (commencement of operations) to September 30, 2006.

176	See notes to financial statements	177

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a series of First Investors Equity Funds), as of September 30, 2010, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

178

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2010, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 24, 2010

179

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the
Sub-Advisory Agreement with Muzinich & Co., Inc.

At a meeting held on May 20, 2010 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIMCO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Government Fund, Investment Grade Fund, Fund For Income and Cash Management Fund. In addition, at the May Meeting, the Board, including a majority of the independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) with Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreement for the Fund For Income, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreement for the May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO and Muzinich and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors

180

mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the independent Trustees in connection with the May Meeting, Muzinich furnished, and the Board reviewed, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by Muzinich to the Fund For Income; (2) the sub-advisory fee rates charged by Muzinich and a comparison of those fee rates to the fee rates of Muzinich for providing advisory services to other investment companies or accounts with an investment mandate similar to the Fund For Income; (3) profitability information provided by Muzinich; and (4) any “fall out” or ancillary benefits accruing to Muzinich as a result of the relationship with the Fund For Income.

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreement for the Fund For Income were considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreement. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreement with Muzinich.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund

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FIRST INVESTORS INCOME FUNDS

complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry average account size. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and sub-advisers when necessary to address performance issues. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares

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are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich to the Fund For Income. The Board considered Muzinich’s investment management process in managing the Fund For Income and the experience and capability of its personnel responsible for the portfolio management of the Fund For Income. In light of the current market environment, the Board also considered information regarding the resources and staffing in place with respect to the services provided by Muzinich.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s and Muzinich’s services, as applicable, as well as the services of FIMCO’s affiliates supported approval of the Advisory Agreement and Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2010 (the “year-to-date period”). The Board also reviewed the annual yield of each Fund for each of the past five calendar years. With regard to the performance and yield information, the Board considered the performance and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Investment Grade Fund and Cash Management Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the Fund For Income, the Board considered that Muzinich, which was hired in April 2009, had only approximately one year of history in managing the Fund. The Board also noted that the yield for each Fund, except for the Cash

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Board Considerations of Advisory Contracts and Fees (continued)
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FIRST INVESTORS INCOME FUNDS

Management Fund, for each of the past five calendar years fell within one of the top three quintiles and the yield for the Cash Management Fund fell within one of the top three quintiles for four of the past five calendar years. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreement for the Fund For Income.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2011; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund until May 31, 2011. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving additional management fees to maintain total expense levels below the total expense cap for such Fund due to the low interest rate environment.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich with regard to the Fund For Income, the Board noted that FIMCO pays Muzinich a sub-advisory fee from its own advisory fee rather than the Fund paying Muzinich a fee directly. Muzinich provided, and the Board reviewed, information comparing the fees charged by Muzinich for services to the Fund For Income versus the fee rates of Muzinich for providing advisory services to other comparable investment companies or accounts. Based on a review of this information, the Board noted that the fees charged by Muzinich for services to the Fund For Income

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appeared competitive to the fees Muzinich charges to its other comparable investment companies or accounts.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (ii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; (iii) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds, other than the Cash Management Fund, are held in retirement accounts; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2009, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a

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Board Considerations of Advisory Contracts and Fees (continued)
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FIRST INVESTORS INCOME FUNDS

business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Board also noted that FIMCO operates the Cash Management Fund at a loss.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Cash Management Fund, includes breakpoints to account for management economies of scale. The Board noted that the Fund For Income has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to the Government Fund and Investment Grade Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders. With respect to the Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO and Muzinich as a result of their relationship with the Funds. The Board considered the profits earned or losses incurred by ADM and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds. The Board also considered the fact that Muzinich does not engage in any soft dollar arrangements.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO and Muzinich, the Board concluded that the level of fees paid to FIMCO with respect to each Fund, and Muzinich with respect to the Fund For Income, is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement.

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Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the
Sub-Advisory Agreements with Wellington Management Company, LLP, Paradigm
Capital Management, Inc., Smith Group Asset Management, LP and Vontobel
Asset Management, Inc.

At a meeting held on May 20, 2010 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIMCO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Growth & Income Fund, Total Return Fund, Blue Chip Fund, Value Fund, Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Special Situations Fund; (3) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (4) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Special Situations Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, WMC, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO furnished, and

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the independent Trustees in connection with the May Meeting, WMC, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Paradigm, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability information provided by WMC, Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

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Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group, Vontobel and WMC.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry average account size. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees.

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Board Considerations of Advisory Contracts and Fees (continued)
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FIRST INVESTORS EQUITY FUNDS

The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and sub-advisers when necessary to address performance issues. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. In light of the current market environment, the Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s, WMC’s, Paradigm’s, Smith Group’s and Vontobel’s services, as applicable, as well as the services of FIMCO’s affiliates supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and, to the extent provided by Lipper, the annualized performance over

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the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2010 (the “year-to-date period”). With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Growth & Income Fund and Select Growth Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Growth & Income Fund and Select Growth Fund, the Board noted that performance for the year-to-date period had improved significantly and fell within one of the top three quintiles. The Board also considered that the sub-adviser for the Select Growth Fund had been changed in 2007 and did not have a full three years of history managing the Fund. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee caps for the Special Situations Fund and Global Fund until May 31, 2011.

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Paradigm, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Paradigm, Smith Group or Vontobel a fee directly. WMC, Paradigm, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Paradigm, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Paradigm, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds are held in retirement accounts; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

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The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2009, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale. The Board noted that each Fund except for the Select Growth Fund, Global Fund and International Fund have reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in their respective fee schedules. With regard to the Select Growth Fund, Global Fund and International Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also

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Board Considerations of Advisory Contracts and Fees (continued)
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FIRST INVESTORS EQUITY FUNDS

provides a source of fall-out benefits to Paradigm. The Board considered the profits earned or losses incurred by ADM and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, WMC, Paradigm, Smith Group and Vontobel, the Board concluded that the level of fees paid to FIMCO with respect to each Fund, and WMC, Paradigm, Smith Group and Vontobel with respect to each applicable Sub-Advised Fund, is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement and each Sub-Advisory Agreement.

194

Board Considerations of New Advisory Contract and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Approval of a New Advisory Agreement and New Sub-Advisory Agreements

At a meeting held on September 19, 2010 (the “September Meeting”), the Board (the “Equity Board”) of First Investors Equity Funds (the “Equity Funds”) and the Board (the “Income Board” and together the “Boards”) of First Investors Income Funds (the “Income Funds”), including a majority of the non-interested or independent Trustees of each Board, approved a new Advisory Agreement (the “New Agreement”) between FIMCO and each of the Equity Funds and Income Funds, respectively. The Equity Board also approved new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) with WMC with respect to the Global Fund, Paradigm with respect to the Special Situations Fund, Smith Group with respect to the Select Growth Fund and Vontobel with respect to the International Fund and the Income Board approved a new Sub-Advisory Agreement (together, the “New Sub-Advisory Agreements”) with Muzinich with respect to the Fund For Income.

The Boards approved the New Advisory Agreement, and New Sub-Advisory Agreements for the Sub-Advised Funds, due to the pending acquisition (the “Transaction”) of First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, by The Independent Order of Foresters (“Foresters”). The change in control of FIMCO caused by the Transaction is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of each Fund's existing Advisory Agreement (the “Existing Agreement”) with FIMCO. As required by the 1940 Act, each Fund's Existing Agreement provides for its automatic termination in the event of an assignment and, thus, each Existing Agreement will terminate upon the closing (the “Closing”) of the Transaction.

Each Board also approved an interim advisory agreement (the “Interim Agreement”) with FIMCO with respect to each Fund in the event that the closing of the Transaction was scheduled to occur prior to approval of the New Agreement by the shareholders of one or more Funds, and an interim Sub-Advisory Agreement (the “Interim Sub-Advisory Agreements”) with respect to its Sub-Advised Funds. The shareholders of the Funds have approved the New Agreement and, therefore, the Interim Agreement and Interim Sub-Advisory Agreements will not become effective.

In connection with their approval of the New Agreement and the Sub-Advisory Agreements, the Independent Trustees received advice from their legal counsel detailing the Boards’ responsibilities pertaining to such approvals. The Boards reviewed the materials furnished by Foresters and FIMCO, including responses to certain questions relating to the Transaction and reports relating to each Fund’s performance, advisory fees and total operating expenses, and other relevant data. Information provided by Foresters and FIMCO for the Boards’ consideration included Foresters’ responses to questions

195

Board Considerations of New Advisory Contract and Fees
(continued) (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

relating to the terms of the Transaction, how Foresters will finance the Transaction, the effect of the Transaction on the Funds, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Boards, Trust officers, operations of the Funds, FIMCO’s investment personnel, FIMCO’s compensation structure, the Existing Agreement, or the Funds’ distribution arrangements. In addition, information on the Funds’ investment performance is regularly provided to the Boards. The Boards also reviewed current and pro forma balance sheets for FIMCO and FIC, the underwriter for the Equity Funds and the Income Funds. Information furnished at Board meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by the portfolio managers of the Funds and various reports on compliance and other services provided by FIMCO and its affiliates.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Agreement and Sub-Advisory Agreements for all of the Funds were considered at the same Board meeting, the Trustees addressed each Fund separately.

The Boards did not identify any single factor or group of factors as being of paramount importance in reaching their conclusions and determinations with respect to the approval of the New Agreement or, for the Sub-Advised Funds, the Sub-Advisory Agreements. Although not meant to be all-inclusive, included below is a description of certain of the factors that were considered by each Board in deciding to approve the New Agreement and, for its Sub-Advised Funds, the Sub-Advisory Agreements.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by FIMCO under the New Advisory Agreement and to be provided by the subadvisers to the Sub-Advised Funds under the New Sub-Advisory Agreements, the Boards considered that the terms of the New Agreement are substantially the same as the terms of the Existing Agreement and the terms of the New Sub-Advisory Agreements are substantially the same as the terms of their respective Existing Sub-Advisory Agreements. The Boards also considered that the Transaction is expected to have minimal impact on FIMCO’s day-to-day operations and is not expected to result in any change in the structure or operations of the Funds. The Boards noted that Foresters currently does not intend to implement any changes to the core services provided to the Funds by FIMCO or its affiliates. The Boards also noted that Foresters currently intends to retain the key personnel employed by FIMCO who provide services to the Funds (other than two senior officers who indicated their intent to retire from FIMCO). The

196

same people who manage the Funds are expected to do so after the Closing and the subadvisers that manage the Sub-Advised Funds are expected to continue to manage those Funds after the Closing. The level of service and the manner in which each Fund’s assets are managed are expected to remain the same. The Boards also considered that Foresters does not currently contemplate modifying the Funds’ current service provider relationships.

In evaluating Foresters, the Boards considered the history, reputation, qualification and background of Foresters, the qualifications of its personnel and Foresters financial condition. The Boards also considered Foresters capabilities, experience, corporate structure and capital resources, as well as Foresters long-term business goals with regard to FIMCO and the Funds.

The Boards gave substantial consideration to their evaluation of the nature, extent and quality of the services provided by FIMCO under the Existing Agreement and provided by the subadvisers under the Existing Sub-Advisory Agreements at the May Meeting. The Boards recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Boards considered that FIMCO’s personnel devote substantially all of their time to serving the Funds.

The Boards also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the Funds is small by comparison to the industry average account size. The Boards also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Boards noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) the implementation of policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including Fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) the evaluation and monitoring of subadvisers. The Boards noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees.

197

Board Considerations of New Advisory Contract and Fees
(continued) (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

The Boards also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and subadvisers when necessary to address performance issues. In addition, the Boards considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Boards also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Boards took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Boards noted that the Funds’ shares are distributed primarily through FIC, which is an affiliate of FIMCO.

The Boards also considered the nature, extent and quality of the investment management services provided by Paradigm, Muzinich, Smith Group, Vontobel and WMC to the applicable Sub-Advised Funds. The Boards considered Paradigm’s, Muzinich’s, Smith Group’s, Vontobel’s and WMC’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. In light of the current market environment, the Boards also considered information regarding the resources and staffing in place with respect to the services provided by each subadviser.

Based on the information considered, the Boards concluded that the nature, extent and quality of FIMCO’s, Paradigm’s, Muzinich’s, Smith Group’s, Vontobel’s and WMC’s services, as well as the services of FIMCO’s affiliates, supported approval of the New Agreement and the New Sub-Advisory Agreements.

Investment Performance

While the Boards considered more recent performance information, each Board placed significant emphasis on consideration of the investment performance of each of the Funds at the May Meeting. While consideration was given to performance reports and discussions held at prior and subsequent Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Boards reviewed the performance of the Funds over the most recent calendar year and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period and five calendar year periods as compared to a comparable group of funds as determined by Lipper (“Peer Group”). In addition, the Boards considered the performance information provided by FIMCO for each Fund through April 30, 2010 (the “year-to-date period”). As

198

applicable, the Boards also reviewed the annual yield of each Fund for each of the past five calendar years on an absolute and comparative basis. With regard to the performance information, the Boards considered the performance and/or yield, as applicable, of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. For each Fund, the Boards also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers. The Equity Board also took note of the improved performance of the Select Growth Fund reviewed at the Board’s August 2010 meeting.

For the Equity Funds, on a fund-by-fund basis, the performance reports indicated, and the Equity Board noted, that each Fund except the Growth & Income Fund and Select Growth Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Growth & Income Fund and Select Growth Fund, the Equity Board noted that performance for the year-to-date period had improved significantly and fell within one of the top three quintiles. The Equity Board also considered that the subadviser for the Select Growth Fund had been changed in 2007 and did not have a full three years of history managing the Fund.

For the Income Funds, on a fund-by-fund basis, the performance reports indicated, and the Income Board noted, that the Investment Grade Fund and Cash Management Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the Fund For Income, the Income Board considered that Muzinich, which was hired in April 2009, had only approximately one year of history in managing the Fund. The Income Board also noted that the yield for each Fund, except for the Cash Management Fund, for each of the past five calendar years fell within one of the top three quintiles and the yield for the Cash Management Fund fell within one of the top three quintiles for four of the past five calendar years.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees, Subadvisory Fees and Expenses. The Boards noted that the advisory fees payable by each Fund under the New Agreement are the same as the fee rates payable under the Existing Agreement. Each Board gave substantial consideration to its evaluation of the advisory fees payable by the Funds and each Fund’s total expense ratio at the May Meeting. The Boards considered that the Funds’ expense ratios were not expected to increase as a result of the Transaction. The Boards also

199

Board Considerations of New Advisory Contract and Fees
(continued) (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

considered that Foresters currently does not intend to change any Fund’s expense reimbursement or advisory fee waiver arrangements. In addition, the Boards noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as FICC and Foresters will bear the costs, fees and expenses incurred by the Funds in connection with the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction and proxy statement, and any other fees and expenses incurred by the Funds in connection with the Transaction.

At the May Meeting, the Boards reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to a customized group of comparable funds within its Peer Group selected by Lipper (“Expense Group”). In this regard, the Boards considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Expense Group and noted the relative position of each fund within the Expense Group.

The Boards also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s advisory agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee.

The Boards considered that, at the May Meeting, FIMCO had extended, and, thereafter, Foresters agreed to keep in place, the existing voluntary: (1) total expense cap limitations for the Cash Management Fund; and (2) the management fee caps for the Special Situations Fund, Global Fund, Fund For Income, Government Fund and Investment Grade Fund until May 31, 2011. In addition, the Income Board considered that, with respect to the Cash Management Fund, FIMCO is currently waiving additional management fees to maintain total expense levels below the total expense cap for the Fund due to the low interest rate environment.

In considering the subadvisory fee rates charged by and costs and profitability of Paradigm, Muzinich, Smith Group, Vontobel and WMC with regard to their respective Sub-Advised Funds, the Boards noted that FIMCO pays Paradigm, Muzinich, Smith Group, Vontobel or WMC, as the case may be, a subadvisory fee from its own advisory fee rather than each Fund paying Paradigm, Muzinich, Smith Group, Vontobel or WMC a fee directly. At the May meeting, Paradigm, Muzinich, Smith Group, Vontobel and WMC provided, and the Boards reviewed, information comparing the fees charged by Paradigm, Muzinich, Smith Group, Vontobel and WMC for services to the respective Sub-Advised Funds versus the fee rates of Paradigm,

200

Muzinich, Smith Group, Vontobel and WMC for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Boards noted that the fees charged by Paradigm, Muzinich, Smith Group, Vontobel and WMC for services to each applicable Sub-Advised Fund appeared competitive to the fees Paradigm, Muzinich, Smith Group, Vontobel and WMC charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

At the May Meeting, the Boards also reviewed the information compiled by Lipper comparing the Class A share total expense ratio of each of the Equity Funds and Income Funds, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Expense Group, including on a quintile basis, for all Funds.

In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Boards took into account management’s explanation that: (i) the Equity Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to shareholders of the Funds; (iii) overall Fund expenses cover certain check-writing and wiring privileges for the Cash Management Fund shareholders at no additional cost; (iv) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds (other than Cash Management Fund) are held in retirement accounts; and (v) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the Funds are compared to funds in complexes that are much larger than First Investors. The Boards also noted that the Expense Groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Boards believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio and, for the Sub-Advised Funds, the subadvisory fee, on a relative basis. Based on the information considered, the Trustees concluded that each Fund’s advisory fees and expense ratio and, for the Sub-Advised Funds, the subadvisory fee, relative to comparable mutual funds was

201

Board Considerations of New Advisory Contract and Fees
(continued) (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

reasonable given the nature, extent and quality of the services to be provided under the New Agreement and, for the Sub-Advised Funds, the New Sub-Advisory Agreements.

Profitability. At the September Meeting, the Boards reviewed the materials they received regarding Foresters capital resources. The Boards also reviewed the materials provided by FIMCO at the May Meeting regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Boards considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2009, as well as overall profitability information relating to the past five calendar years. The Boards also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Boards also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Boards acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Income Board also noted that FIMCO currently operates the Cash Management Fund at a loss.

Economies of Scale. With respect to economies of scale, the Boards considered that the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares and realize cost savings by leveraging certain available resources at Foresters. The Boards considered that any resulting growth of Fund assets might produce economies of scale that could benefit Fund shareholders. The Boards also considered that the fee schedules for each Fund, other than the Cash Management Fund, which will remain the same under the New Agreement, include breakpoints to account for management economies of scale.

The Boards also placed significant emphasis on their consideration at the May Meeting of whether economies of scale are benefiting the Funds based on breakpoints in each Fund’s fee schedule (as applicable), which are discussed below.

With respect to the Equity Funds, the Equity Board noted that each Fund, except for the Select Growth Fund, Global Fund and International Fund, has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in their respective fee schedules. With regard to the Select Growth Fund, Global Fund and International Fund, the Equity Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders.

202

With respect to the Income Funds, the Income Board noted that the Fund For Income has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to the Government Fund and Investment Grade Fund, the Income Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders. With respect to the Cash Management Fund, the Income Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Boards considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Paradigm, Muzinich, Smith Group, Vontobel, WMC and Foresters as a result of their relationships with the Funds. In that regard, the Boards considered that the Funds may offer Foresters the opportunity to promote its fraternal mission by offering Foresters membership to existing shareholders. The Boards noted that, at the May Meeting, the Boards had considered the benefits that may accrue to FIMCO, Paradigm, Muzinich, Smith Group, Vontobel and WMC. The Boards considered that FIMCO, Paradigm, Smith Group, Vontobel, and WMC receive research from broker-dealers that execute brokerage transactions for the Funds. The Boards noted that FIMCO and these four subadvisers must select brokers based on each Fund’s requirements for seeking best execution. The Equity Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Income Board also considered the fact that Muzinich does not engage in any soft dollar arrangements. The Boards also considered the profits earned or losses incurred by ADM, the income received by FIC, and FIMCO’s affiliated bank as a result of FIMCO’s management of the Funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, the Boards concluded that the level of fees to be paid to FIMCO with respect to each Fund and to Paradigm, Muzinich, Smith Group, Vontobel and WMC with respect to each Sub-Advised Fund is reasonable. As a result, the Boards, including a majority of the Independent Trustees, approved the New Agreement and, for the Sub-Advised Funds, the New Sub-Advisory Agreements.

203

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

Position(s)
	Held with	Principal
	Funds and	Occupation(s)
	Length of	During Past
	Service	5 Years
	(Including	and Other	Number of	Other
	with	Directorships	Portfolios in	Trusteeships/
Name, Year of Birth	Predecessor	held by	Fund Complex	Directorships
and Address**	Funds)	Trustee	Overseen	Held

DISINTERESTED TRUSTEES

Charles R. Barton, III 1965	Trustee since	Chief Operating	39	None
	1/1/06	Officer (since
2007), Board
Director (since
1989) and Trustee
of the Barton
Group/Barton
Mines Corpora-
tion (mining
and industrial
abrasives distri-
bution); President
of Noe Pierson
Corporation (land
holding and man-
agement services
provider) (since
2004)

Stefan L. Geiringer 1934	Trustee since	President of SLG	39	None
	1/1/06	Energy LLC
(since 2010);
Co-Founder
and Senior Vice
President of Real
Time Energy
Solutions, Inc.
(energy consult-
ing) (since
2005); President
of SLG Energy,
Inc. (since 2005);
Founder/Owner
and President of
North Atlantic
Utilities, Inc.
(since 1987)

204

Position(s)
	Held with	Principal
	Funds and	Occupation(s)
	Length of	During Past
	Service	5 Years
	(Including	and Other	Number of	Other
	with	Directorships	Portfolios in	Trusteeships/
Name, Year of Birth	Predecessor	held by	Fund Complex	Directorships
and Address**	Funds)	Trustee	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Robert M. Grohol 1932	Trustee since	None/Retired	39	None
6/30/00 and
Chairman since
1/1/10

Arthur M. Scutro, Jr. 1941	Trustee since	None/Retired	39	None
1/1/06

Mark R. Ward 1952	Trustee since	Self-employed,	39	None
	1/1/10	consultant
(since 2008);
Senior Partner,
Ernst & Young,
LLP, Leader,
Mid-Atlantic
Asset Manage-
ment Practice
(2003–2007)

205

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal
	Funds and	Occupation(s)
	Length of	During Past
	Service	5 Years
	(Including	and Other	Number of	Other
	with	Directorships	Portfolios in	Trusteeships/
Name, Year of Birth	Predecessor	held by	Fund Complex	Directorships
and Address**	Funds)	Trustee	Overseen	Held

INTERESTED TRUSTEES***

Kathryn S. Head 1955	Trustee since	Chairman, Presi-	39	None
c/o First Investors	3/17/94 and	dent and Director
Management Company, Inc.	President since	of First Investors
Raritan Plaza I	2001	Consolidated
Edison, NJ 08837		Corporation, First
Investors Manage-
ment Company,
Inc., Administra-
tive Data Manage-
ment Corp.,
N.A.K. Realty
Corporation, Real
Property Develop-
ment Corporation
and Route 33 Re-
alty Corporation;
and Chairman and
Director of First
Investors Corpora-
tion, First Inves-
tors Federal Sav-
ings Bank, First
Investors Life
Insurance Com-
pany and First
Investors Credit
Corporation.**

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.
***	Ms. Head is an interested trustee because (a) she indirectly owns more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) she is an officer, director and employee of the adviser and principal underwriter of the Funds, and (c) she is an officer of the Funds.

206

Position(s)
	Held with	Principal
	Funds and	Occupation(s)
	Length of	During Past
	Service	5 Years
	(Including	and Other	Number of	Other
	with	Directorships	Portfolios in	Trusteeships/
Name, Year of Birth	Predecessor	held by	Fund Complex	Directorships
and Address**	Funds)	Trustee	Overseen	Held

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek 1957	Treasurer	Treasurer of	39	None
c/o First Investors	since 1988	First Investors
Management Company, Inc.		Management
Raritan Plaza I		Company, Inc.
Edison, NJ 08837

Larry R. Lavoie**** 1947	Chief	General Counsel	39	None
	Compliance	of First Investors
	Officer, 8/20/04	Corporation and
	to 6/2/08 and	its affiliates;
	since 6/19/08	Director of
First Investors
Consolidated
Corporation
and various
affiliates

**	The address of each Trustee and officer listed above is c/o First Investors Legal Department, 110 Wall
Street, New York, NY 10005 unless specified otherwise.
****	Mr. Lavoie served as Chief Compliance Officer through November 21, 2010. Mr. Marc S. Milgram was appointed the Chief Compliance Officer effective November 22, 2010.

207

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information
_______________________________________
Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	110 Wall Street
110 Wall Street	New York, NY 10005
New York, NY 10005

Subadviser	Custodian
(Fund For Income)	(Income Funds)
Muzinich & Co., Inc.	The Bank of New York Mellon
450 Park Avenue	One Wall Street
New York, NY 10022	New York, NY 10286

Subadviser
(Global Fund)	Custodian
Wellington Management Company, LLP	(Equity Funds)
75 State Street	Brown Brothers Harriman & Co.
Boston, MA 02109	40 Water Street
Boston, MA 02109
Subadviser
(Select Growth Fund)	Transfer Agent
Smith Asset Management Group, L.P.	Administrative Data Management Corp.
100 Crescent Court	Raritan Plaza I – 8th Floor
Dallas, TX 75201	Edison, NJ 08837-3620

Subadviser
(Special Situations Fund)	Independent Registered Public
Paradigm Capital Management, Inc.	Accounting Firm
Nine Elk Street	Tait, Weller & Baker LLP
Albany, NY 12207	1818 Market Street
Philadelphia, PA 19103
Subadviser
(International Fund)	Legal Counsel
Vontobel Asset Management, Inc.	K&L Gates LLP
1540 Broadway	1601 K Street, N.W.
New York, NY 10036	Washington, DC 20006

208

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q, for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

209

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216

First Investors
110 Wall Street
New York, NY 10005

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IEAR910

Item 2. Code of Ethics

As of September 30, 2010, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended September 30, 2010, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. was the "audit committee financial expert" during the period and was considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2010	2009
	----	----
(a) Audit Fees
First Investors Equity Funds	$ 258,200	$258,200

(b) Audit-Related Fees
First Investors Equity Funds	$ 0	$ 0

(c) Tax Fees
First Investors Equity Funds	$ 40,500	$ 38,250

Nature of fees: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Equity Funds	$ 0	$ 0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the audit committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2010 and 2009 were $77,900 and $82,100 respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds

By	/S/	KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date:		December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Equity Funds

By	/S/	KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		December 9, 2010